    As filed with the Securities and Exchange Commission on April 16, 2007


                                                      Registration No. 333-07617
                                                                       811-07697


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 13                  ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 19                         ( X )



     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10591
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                             Judy R. Bartlett, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)


                                    Copy to:

        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

               NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE


                             PROSPECTUS-MAY 1, 2007


    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I


     Please use the following addresses to send Policy premium payments and service requests:



PREMIUM REMITTANCE CENTER:                                       SERVICE OFFICE:
New York Life Insurance and Annuity Corporation  New York Life Insurance and Annuity Corporation
Attention: Executive Benefits                    NYLIFE Distributors LLC
P.O. Box 930652                                  Attention: Executive Benefits
Kansas City, MO 64193-0652                       11400 Tomahawk Creek Parkway, Suite 200
Telephone: (913) 906-4000                        Leawood, KS 66211
                                                 Telephone: (913) 906-4000


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.


     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     5
Table of Fees and Expenses...........     7
Definitions..........................    10
Management and Organization..........    11
     Insurer.........................    11
     Your Policy.....................    11
     About the Separate Account......    12
  Our Rights.........................    12
     The Fixed Account...............    12
     Interest Crediting..............    13
     How to Reach Us for Policy
       Services......................    13
     Funds and Eligible Portfolios...    13
     Investment Return...............    15
     Voting..........................    15
Charges Associated with the Policy...    16
  Deductions from Premiums...........    16
     Sales Expense Charges...........    16
     State Tax Charge................    16
     Federal Tax Charge..............    16
  Deductions from Cash Value.........    16
     Monthly Contract Charge.........    17
     Charge for Cost of Insurance....    17
     Rider Charges...................    17
     Loan Charges....................    17
  Separate Account Charges...........    18
     Mortality and Expense Risk
       Charge........................    18
     Charges for Federal Income
       Taxes.........................    18
     Fund Charges....................    18
  Transaction Charges................    18
     Partial Withdrawal Charge (and
       Surrender Charge).............    18
     Transfer Fee....................    18
     Surrender Charges...............    18
     Surrender Charge Limits.........    19
     How the Policy Works............    19
Description of the Policy............    20
  The Parties........................    20
     Policyowner.....................    20
     Insured.........................    20
     Beneficiary.....................    20
  The Policy.........................    20
     How the Policy is Available.....    20
     Policy Premiums.................    20
  Cash Value and Cash Surrender
     Value...........................    21
     Cash Value......................    21
     Cash Surrender Value............    21
  Investment Divisions and the Fixed
     Account.........................    21
     Amount in the Separate
       Account.......................    21
     Amount in the Fixed Account.....    22



                                        PAGE
                                        ----
     Transfers Among Investment
       Divisions and the Fixed
       Account.......................    22
  Limits on Transfers................    22
     Procedures Designed to Limit
       Potentially Harmful
       Transfers.....................    22
     Risks Associated with
       Potentially Harmful
       Transfers.....................    23
     Additional Benefits through
       Riders........................    24
  Options Available at No Additional
     Charge..........................    24
     Tax-Free "Section 1035"
       Insurance Policy Exchanges....    24
     24 Month Exchange Privilege.....    24
Premiums.............................    24
     Planned Premium.................    25
     Unplanned Premium...............    25
     Risk of Minimally Funded
       Policies......................    25
     Timing and Valuation............    26
     Free Look.......................    26
     Premium Payments................    26
     Premium Payments Returned for
       Insufficient Funds............    26
Policy Payment Information...........    27
     When Life Insurance Coverage
       Begins........................    27
     Changing the Face Amount of Your
       Policy........................    27
     Policy Proceeds.................    27
     Beneficiaries or Payees.........    27
     When We Pay Policy Proceeds.....    28
     Death Claims....................    28
     Electing or Changing a Payment
       Option........................    29
     Life Insurance Benefit
       Options.......................    29
     The Effect of Investment
       Performance on the Death
       Benefit.......................    31
     Changing Your Life Insurance
       Benefit Option................    31
Additional Policy Provisions.........    32
     Limits on Our Rights to
       Challenge Your Policy.........    32
     Suicide.........................    32
     Misstatement of Age or Gender...    32
     Assignment......................    32
Partial Withdrawals and Surrenders...    32
  Partial Withdrawals................    32
     Requesting a Partial
       Withdrawal....................    33
     The Effect of a Partial
       Withdrawal....................    33
  Surrenders.........................    33
     Cash Surrender Value............    33
     Requesting a Surrender..........    33
     When the Surrender is
       Effective.....................    34
     Surrender Charges...............    34
Loans................................    34
     Loan Account....................    34
     Interest on Value in Loan
       Account.......................    34

                                        PAGE
                                        ----
     Loan Interest...................    35
     When Loan Interest is Due.......    35
     Loan Repayment..................    35
     Excess Loan Condition...........    35
     The Effect of a Policy Loan.....    35
Termination and Reinstatement........    36
     Late Period.....................    36
     Reinstatement Option............    36
Federal Income Tax Considerations....    37
     Our Intent......................    37
     Tax Status of NYLIAC and the
       Separate Account..............    37
     Charges for Taxes...............    37
     Diversification Standards and
       Control Issues................    37
     Life Insurance Status of
       Policy........................    38
     Pension Protection Act of
       2006--Impact on Employer-
       Owned Policies................    38
     Modified Endowment Contract
       Status........................    39



                                        PAGE
                                        ----
     Policy Surrenders and Partial
       Withdrawals...................    40
     Policy Loans and Interest
       Deductions....................    40
     Corporate Owners................    40
     Exchanges or Assignments of
       Policies......................    41
     Reasonableness Requirements for
       Charges.......................    41
     Other Tax Issues................    41
     Withholding.....................    41
Distribution and Compensation
  Arrangements.......................    41
Legal Proceedings....................    42
Records and Reports..................    42
Financial Statements.................    43
State Variations.....................    43
Appendix A...........................   A-1
Appendix B Illustration..............   B-1
Obtaining Additional Information.....    48



     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                         SUMMARY OF BENEFITS AND RISKS


     The following is a brief summary of certain features of NYLIAC Corporate Sponsored Variable Universal Life ("CSVUL"). Many benefits of CSVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.


                                    BENEFITS

PROTECTION

     CSVUL offers you the protection of permanent life insurance which can, over time, become a valuable asset.


     CSVUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions and Fixed Account according to your instructions. The Cash Value of the policy is based on:


     -- the amount in and performance of each Investment Division of the Separate Account;

     -- the amount in and rate of interest credited to the Fixed Account and Loan Account if any; and


     With CSVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.


FLEXIBLE PREMIUMS


     Other than the required initial minimum premium payment, CSVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.


LIQUIDITY THROUGH LOANS


     Using the policy as sole security, You can borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.


LIQUIDITY THROUGH WITHDRAWALS


     You may withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and may reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Charges may be assessed on the withdrawal. Partial withdrawals can result in a taxable event.



     Partial withdrawal requests must be made in writing and sent to the Service Office listed on the first page of this prospectus. (See "Partial Withdrawals and Surrenders -- Partial Withdrawals".)


ALLOCATION ALTERNATIVES


     After We deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among the 19 Allocation Alternatives.


CHANGE THE AMOUNT OF COVERAGE


     With CSVUL, you may request an increase or decrease the policy's Face Amount. In order to request an increase or decrease of the policy's Face Amount, you must send a written request, in a form acceptable to us, to the Service Office at the address listed on the first page of this prospectus. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. In addition, an increase in Face Amount may result in an increase in the Surrender Charge Premium. We may limit any increase in the Face

Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under your policy.

TWO LIFE INSURANCE BENEFIT OPTIONS

     CSVUL offers two different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

     -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

     -- Option 2--a death benefit equal to the greater of (i) the Face Amount of the policy, plus the Cash Value, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

OPTIONAL RIDERS

     CSVUL offers additional insurance coverage through a term rider, the Adjustable Term Insurance Rider. This rider has costs associated with it.

POLICYOWNER SUPPORT


     As a policyowner, you have telephone support and your registered representative if you have questions about your CSVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.


A HIGHLY-RATED COMPANY


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed.


                                     RISKS

INVESTMENT RISK


     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.


RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)


     Your policy can terminate even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.


     A CSVUL policy with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force, additional premium payments may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES


     The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS


     The larger the loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.


     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.


     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you.


TAX RISKS


     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.


CHARGES FOR POLICY SURRENDER

     During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. CSVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS


     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund prospectuses.


POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -- increased administrative and Fund brokerage expenses

     -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer cash value between investment options.
                                TRANSACTION FEES

                                            WHEN CHARGE
                 CHARGE                     IS DEDUCTED                              AMOUNT DEDUCTED
   Sales Expense Charge Imposed on      When premium payment   Current: 2.25% of each premium
    Premium Payments (as a percentage   is applied up to age   Guaranteed Maximum: 4.50% of each premium
    of premium payments)                         95



   Premium Taxes:                       When premium payment   All taxes may vary and are subject to tax law changes.
                                        is applied up to age
                                                 95
    State Tax                                                  Current: 2% of each premium payment
                                                               Guaranteed Maximum: 2%, subject to changes in state tax laws
    Federal Tax                                                Current: 1.25% of each premium payment
                                                               Guaranteed Maximum: 1.25%, subject to changes in federal tax laws



    Surrender Charge (as a percentage   At time of complete    Current and Guaranteed Maximum: 32.5%(2)
      of the Surrender Charge              surrender or a
      Premium)(1)                         decrease in Base
                                            Face Amount



   Partial Withdrawal Charge             At time of partial    Current: Lesser of $25 or 2% of amounts of withdrawal
                                             withdrawal
                                                               Guaranteed Maximum: $25



   Transfer Fees                          Time of transfer     Current: No charge
                                                               Guaranteed Maximum: $30 per transfer after 12 transfers in a
                                                               Policy Year.



   Living Benefits Rider                 When you exercise     $150 (one-time)
                                            the benefit

---------------

 (1) A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus.
 (2) In Policy Years 6 and beyond, the current and guaranteed Surrender Charge are reduced as follows: 26% in Policy Year 6; 19.5% in Policy Year 7; 13% in Policy Year 8; 6.5% in Policy Year 9; and 0% thereafter.


     The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge(1)             Each Monthly      Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk
                                          Deduction Day      Guaranteed Maximum: $29.67 per $1,000 of Net Amount at Risk
                                          until Insured      Representative Insured: (Male, Age 45-Non-Smoker): $0.38 per
                                          reaches age 95     $1,000 of Net Amount at Risk.(3)
   Monthly Contract Charge                 Each Monthly      Current $7.50 ($90 annualized)
                                          Deduction Day      Guaranteed Maximum: $9.00 ($108 annualized)
   Mortality and Expense Risk Charge          Daily          As a percentage of the Average daily net asset value of each
    (as a percentage of the net asset                        Investment Division
    value of each Investment                                 Current: 0.70%(2)
    Division)                                                Guaranteed Maximum: 0.90%
   Riders
    --  Adjustable Term Insurance         Monthly until      Guaranteed Minimum: $0.08 per $1,000 of term insurance
      Rider(1)                            rider expires      benefit
                                                             Guaranteed Maximum: $29.67 per $1,000 of term insurance
                                                             benefit
                                                             Representative Insured (Male, Age 45-Non-Smoker): $0.38 per
                                                             $1,000 of term insurance benefit.
   Loan Interest                        Monthly while loan   Current and Guaranteed Maximum: 6.00%
                                            balance is
                                           outstanding

---------------

 (1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
 (2) The current Mortality and Expense Risk Charge is reduced to 0.30% in Policy Year 11 and thereafter.
 (3) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2006. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)


                                                                           MINIMUM                    MAXIMUM
                                                                           -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)                       0.35%                      1.63%
   -------------------------------------------------------------------------------------------------------------------



 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2006. This information is provided by the Funds and their agents. It is based on 2006 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.


                            FUND ANNUAL EXPENSES(A)



  -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL FUND
                                                                   ADVISORY       ADMINISTRATION   12B-1     OTHER       ANNUAL
                              FUND                                   FEES              FEES        FEES    EXPENSES     EXPENSE
  -------------------------------------------------------------------------------------------------------------------------------
  MainStay VP Bond -- Initial Class                                 0.25%             0.20%        0.00%     0.07%(b)    0.52%(c)
  MainStay VP Capital Appreciation -- Initial Class                 0.36%             0.20%        0.00%     0.06%(b)    0.62%(c)
  MainStay VP Cash Management                                       0.25%(d)          0.20%        0.00%     0.07%       0.52%
  MainStay VP Common Stock -- Initial Class                         0.25%             0.20%        0.00%     0.07%(b)    0.52%(c)
  MainStay VP Convertible -- Initial Class                          0.36%             0.20%        0.00%     0.08%(b)    0.64%(c)
  MainStay VP Government -- Initial Class                           0.30%             0.20%        0.00%     0.07%(b)    0.57%(c)
  MainStay VP High Yield Corporate Bond -- Initial Class            0.30%             0.20%        0.00%     0.06%(b)    0.56%(c)
  MainStay VP International Equity -- Initial Class                 0.60%             0.20%        0.00%     0.12%(b)    0.92%(c)
  MainStay VP S&P 500 Index -- Initial Class                        0.09%(e)          0.20%        0.00%     0.06%(b)    0.35%(c)
  MainStay VP Total Return -- Initial Class                         0.32%             0.20%        0.00%     0.07%(b)    0.59%(c)
  MainStay VP Value -- Initial Class                                0.36%             0.20%        0.00%     0.07%(b)    0.63%(c)
  Alger American Small Capitalization -- Class O Shares             0.81%(f)          0.00%        0.00%     0.12%       0.93%
  Fidelity(R) VIP Contrafund(R) -- Initial Class                    0.57%(g)          0.00%        0.00%     0.09%       0.66%(h)
  Fidelity(R) VIP Equity Income -- Initial Class                    0.47%(g)          0.00%        0.00%     0.10%       0.57%(h)
  Janus Aspen Series Balanced -- Institutional Shares               0.55%(i)          0.00%        0.00%     0.03%       0.58%(j)
  Janus Aspen Series Worldwide Growth -- Institutional
    Shares(k)                                                       0.60%(i)          0.00%        0.00%     0.04%       0.64%(j)
  Morgan Stanley UIF Emerging Markets Equity -- Class I(l)          1.23%(g)          0.00%        0.00%     0.40%       1.63%(m)
  T. Rowe Price Equity Income Portfolio                             0.85%(n)          0.00%        0.00%     0.00%       0.85%



(a) Shown as a percentage of average net assets for the fiscal year ended 12/31/06. The Fund or its agents provided the fees and charges, which are based on 2006 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(b) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(c) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.



(d) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

(e) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.



(f) Previously, the portfolio's Advisory Fees included an additional 0.04% in Administrative Fees that are now included in Other Expenses.



(g) The fees designated as "Advisory Fees" reflect "Management Fees".



(h) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) VIP Contrafund(R) and 0.56% for Fidelity(R) VIP Equity-Income. These offsets may be discontinued at any time.



(i) The "Management Fee" is the investment advisory fee paid by each Portfolio to Janus Capital.



(j) Total Fund Annual Expenses are stated without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.



(k) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the Fund Prospectus for additional information with further description in the Fund Statement of Additional Information.



(l) Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.



(m) UIF Emerging Market Equity expense cap decreased from 1.65% to 1.60% for Class I on June 1, 2006.



(n) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit We use to calculate the value in the Investment Divisions. We use premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.


ALLOCATION ALTERNATIVES: The 18 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 19 Allocation Alternatives at any one time.


BASE FACE AMOUNT: The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY: The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 pm Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.


CASH SURRENDER VALUE: The amount equal to the Cash Value less any surrender charge.


CASH VALUE: The sum of (a) the Accumulation Value, (b) the value of the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT") An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund Portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: Base face amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.


INVESTMENT DIVISIONS: The 18 divisions of the Separate Account that are available as Allocation Alternatives under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.


IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date We issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY: The date as of which We deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives We have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value.

NET PREMIUM: Premium you pay less the sales expense, state tax, and federal tax charges.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under this and certain other policies.

SURRENDER CHARGE PREMIUM: The amount We use to calculate the surrender charges as set forth on the Policy Data Page.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation.

                          MANAGEMENT AND ORGANIZATION

                                    INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                               51 Madison Avenue
                               New York, NY 10010

YOUR POLICY


     CSVUL is offered by NYLIAC. Policy assets, allocated to the Investment Divisions, are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.



     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.


     The income, gains, and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

     STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see "State Variations" in this prospectus for a summary of state variations to the policy free look provision.


ABOUT THE SEPARATE ACCOUNT


     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.



     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.



     The Separate Account currently consists of 86 Investment Divisions and 18 are available under a policy. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, We will seek approval of our policyowners.

     Specifically We reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT


     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933 as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Generally, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which We declare periodically. The rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES


     You can reach Us in several ways. Please send premium payments and make service requests to Us at the addresses listed on the first page of this prospectus.



FUNDS AND ELIGIBLE PORTFOLIOS



     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.



     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.



     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.



     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.



     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read their prospectuses, which are found at the end of this prospectus. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.



----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.:

 -- MainStay VP Bond--Initial Class           New York Life Investment         - Seeks highest income over the
                                              Management LLC ("NYLIM")         long term consistent with
                                           Subadviser: MacKay Shields LLC        preservation of principal.
                                                     ("MacKay")
 -- MainStay VP Capital Appreciation--                 NYLIM                   - Seeks long-term growth of
   Initial Class                                 Subadviser: MacKay            capital. Dividend income, if any,
                                                                                 is an incidental consideration.
----------------------------------------------------------------------------------------------------------------
 -- MainStay VP Cash Management                        NYLIM                   - Seeks as high a level of
                                                 Subadviser: MacKay            current income as is considered
                                                                                 consistent with the
                                                                                 preservation of capital and
                                                                                 liquidity.
 -- MainStay VP Common Stock--Initial                  NYLIM                   - Seeks long-term growth of
   Class                                         Subadviser: MacKay            capital, with income as a
                                                                                 secondary consideration.
 -- MainStay VP Convertible--Initial                   NYLIM                   - Seeks capital appreciation
   Class                                         Subadviser: MacKay            together with current income.
----------------------------------------------------------------------------------------------------------------
 -- MainStay VP Government--Initial                    NYLIM                   - Seeks a high level of current
   Class                                         Subadviser: MacKay              income, consistent with safety
                                                                                 of principal.
 -- MainStay VP High Yield Corporate                   NYLIM                   - Seeks maximum current income
   Bond--Initial Class                           Subadviser: MacKay              through investment in a
                                                                                 diversified portfolio of high
                                                                                 yield, high risk debt
                                                                                 securities. Capital
                                                                                 appreciation is a secondary
                                                                                 objective.
----------------------------------------------------------------------------------------------------------------
 -- MainStay VP International Equity--                 NYLIM                   - Seeks to provide long-term
   Initial Class                                 Subadviser: MacKay            growth of capital commensurate
                                                                                 with an acceptable level of
                                                                                 risk by investing in a
                                                                                 portfolio consisting primarily
                                                                                 of non-U.S. equity securities.
                                                                                 Current income is a secondary
                                                                                 objective.
 -- MainStay VP S&P 500 Index--Initial                 NYLIM                   - Seeks to provide investment
   Class                                         Subadviser: MacKay            results that   correspond to the
                                                                                 total return performance
                                                                                 (reflecting reinvestment of
                                                                                 dividends) of common stocks in
                                                                                 the aggregate, as represented
                                                                                 by the S&P 500(R) Index.
 -- MainStay VP Total Return--Initial                  NYLIM                   - Seeks to realize current income
   Class                                         Subadviser: MacKay              consistent with reasonable
                                                                                 opportunity for future growth
                                                                                 of capital and income.
 -- MainStay VP Value--Initial Class                   NYLIM                   - Seeks to realize maximum
                                                 Subadviser: MacKay            long-term total return from a
                                                                                 combination of capital growth
                                                                                 and income.
----------------------------------------------------------------------------------------------------------------
 The Alger American Fund:                   Fred Alger Management, Inc.
 -- Alger American Small                                                       - Seeks long-term capital
    Capitalization Portfolio--Class O                                          appreciation   by focusing on
   Shares                                                                        small, fast growing companies
                                                                                 that offer innovative products,
                                                                                 services or technologies to a
                                                                                 rapidly expanding marketplace.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------
 -- Fidelity(R) VIP Contrafund(R)--    Fidelity Management & Research Company  Seeks long-term capital
    Initial Class                                     ("FMR")                  appreciation.
                                                    Subadvisers:
                                              FMR Co., Inc. ("FMRC"),
                                               Fidelity Research and
                                                  Analysis Company
                                                     ("FRAC"),
                                               Fidelity Management &
                                                Research (U.K.) Inc.
                                                   ("FMR U.K."),
                                               Fidelity International
                                           Investment Advisors ("FIIA"),
                                               Fidelity International
                                             Investment Advisors (U.K.)
                                             Limited ("FIIA (U.K.)L"),
                                             Fidelity Investments Japan
                                                  Limited ("FIJ")
 -- Fidelity(R) VIP Equity-Income--                     FMR                    - Seeks reasonable income.   The
   Initial Class                                    Subadvisers:               Fund will also consider the
                                                        FMRC                     potential for capital
                                                        FRAC                     appreciation. The Fund's goal
                                                      FMR U.K.                   is to achieve a yield which
                                                        FIIA                     exceeds the composite yield on
                                                    FIIA (U.K.)L                 the securities comprising the
                                                        FIJ                      Standard & Poor's Index (S&P
                                                                                 500(R)).
----------------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
 -- Janus Aspen Series Balanced--          Janus Capital Management, LLC       - Long-term capital growth,
   Institutional Shares                                                        consistent with preservation of
                                                                                 capital and balanced by current
                                                                                 income.
 -- Janus Aspen Series Worldwide           Janus Capital Management, LLC       - Long-term growth of capital in
   Growth--Institutional Shares                                                  a manner consistent with the
                                                                                 preservation of capital.
----------------------------------------------------------------------------------------------------------------
 The Universal Institutional Funds,
 Inc.:
 -- Morgan Stanley UIF Emerging                      Van Kampen                - Seeks long-term capital
   Markets Equity--Class I                                                     appreciation   by investing
                                                                                 primarily in growth-oriented
                                                                                 equity securities of issuers in
                                                                                 emerging market countries.
----------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc.:
 -- T. Rowe Price Equity Income            T. Rowe Price Associates, Inc.      - Seeks to provide substantial
   Portfolio                                                                     dividend income as well as
                                                                                 long-term growth of capital
                                                                                 through investments in the
                                                                                 common stocks of established
                                                                                 companies.
----------------------------------------------------------------------------------------------------------------


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.


     The Investment Divisions invest in the corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer cash value to any of the 19 Allocation Alternatives, including the Fixed Account.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     -- The Accumulation Units held in each Investment Division for that policy;

     -- The investment experience of each Investment Division as measured by its actual net rate of return;

     -- The interest rate credited on amounts held in the Fixed Account; and

     -- The interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     We will credit any amounts in the Fixed Account with a fixed interest rate which We declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All Net Premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

     Funds may lose value; are not guaranteed; are not FDIC/NCUA insured; and are not insured by any government agency.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in our own right, We may decide to do so.

     While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.


     We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive voting instructions in a timely manner. As a result, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.


                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase CSVUL. The following is a summary explanation of these charges.

                            DEDUCTIONS FROM PREMIUMS

     When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

     The sales expense charge is currently 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

STATE TAX CHARGE


     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of the premium payment. (The rate may be higher in some U.S. territories.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, to cover these tax charges. We may increase the amount we deduct as a state tax charge to reflect changes in applicable law. Our right to increase this charge is limited by law in some jurisdictions. In Oregon, this charge is referred to as a "State Tax Charge Back" and the rate may not be changed for the life of the policy.


FEDERAL TAX CHARGE


     We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.


                           DEDUCTIONS FROM CASH VALUE

     On each Monthly Deduction Day, We will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, We will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.


     Currently, We deduct a monthly contract charge of $7.50 ($90 annually). While We can change the monthly contract charge at any time, We guarantee that We will never charge more than $9 per month ($108 annually).


CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                   a X (b-c)


     Where a = the applicable cost of insurance rate per $1,000 of insurance


           b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737,

           c = the number of thousands of Cash Value as of the Monthly Deduction Day (before the cost of insurance charge, but after the monthly contract charge and any charges for the riders are deducted).

           The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, We deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Separate Account and the Fixed Account to the Loan Account equal to (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.


     When you take a loan against your policy, the loaned amount which We hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the first 10 Policy Years, the rate We currently credit on loaned amounts is 2.00% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. The rate We credit on loaned amounts will never be less than 2.00% less than the rate We charge for policy loans. We guarantee that the interest rate We credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)


                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the Mortality and Expense Risks We assume.

     -- Current: For Policy Years 1-10, the charge is equal to an annual rate of 0.70%, or $7 per $1,000, of the net asset value of each Investment Division. For Policy Years 11 and later, We currently expect the Mortality and Expense Risk charge to reduce to annual rate of 0.30%, or $3 per $1,000, of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum: At our option, We may change the Mortality and Expense Risk charge. We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

     The mortality risk We assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering policies may be more than We estimated.


     If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.


CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future to reflect possible changes in the law.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Fund Annual Expenses" for more information.)

                              TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE (AND SURRENDER CHARGE)

     When you take a partial withdrawal, We reserve the right to deduct a maximum processing fee of $25. If the partial withdrawal results in a decrease in the Base Face Amount, We will also deduct a surrender charge (as described below).

TRANSFER FEE

     We reserve the right to impose a charge of up to $30 per transfer for each transfer after the first 12 in any Policy Year.

SURRENDER CHARGE

     During the first nine Policy Years, We will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the Surrender Charge Premium, which appears on page 2.1 of your policy. A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus.

                                                              PERCENTAGE OF
                                                                SURRENDER
POLICY YEAR                                                   CHARGE PREMIUM
-----------                                                   --------------
 1-5........................................................       32.5%
 6..........................................................       26.0%
 7..........................................................       19.5%
 8..........................................................       13.0%
 9..........................................................        6.5%
10+.........................................................          0%


     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a Surrender Charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your Surrender Charge Premium.


SURRENDER CHARGE LIMITS

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

HOW THE POLICY WORKS

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test. The example assumes current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.54% for Policy Years 1-10, and 4.96% for Policy Years 11 and later.



Planned Annual Premium...............................................  $7,500.00
less:    Sales expense charge (2.25%)................................     168.75
         State tax charge (2%).......................................     150.00
         Federal tax charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $7,087.50
less:    Monthly contract charge
         ($7.50 per month)...........................................      90.00
less:    Charges for cost of insurance
         (varies monthly)............................................     566.25
plus:    Net investment performance
         (varies daily)..............................................     305.75
                                                                       ---------
equals:  Cash Value..................................................  $6,737.00
less:    Surrender charge (a percentage of Surrender Charge
         Premium)....................................................   1,025.50
                                                                       ---------
equals:  Cash Surrender Value (as of end of the first Policy Year)...  $5,711.50


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the INSURED, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit Option

     -- add/delete riders

     -- change the Beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy


INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.



BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the Beneficiary. Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations, Life Insurance Status of Policy, Pension Act of 2006--Impact on Employer-Owned Policies" for more information.


                                   THE POLICY

     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 18 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate. You may allocate your premiums among any of the Allocation Alternatives available.


HOW THE POLICY IS AVAILABLE

     CSVUL is available only as a Non-Qualified Policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount is $25,000, unless a higher amount is required by state law. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Planned Premiums: The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits We set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the IRC. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

     Unplanned Premiums: While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the IRC. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value of the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Loans" for details. The Cash Value also reflects various charges. See "Charges Under the Policy."

CASH SURRENDER VALUE


     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day We receive a signed surrender request in proper form at our Service Office listed on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after We deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium to one or more Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

         (1) the sum of the Net Premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value of your policy among the Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value of the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge is applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfers From the Fixed Account--In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     1. Maximum Transfer. An amount not greater than 10% of the value of the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. The 10% maximum transfer limitation does not apply during the retirement year (the Policy Year following the Insured's 65(th) birthday, the date you indicate in the application, or another date We approve).

     2. Minimum Transfer. The minimum amount that may be transferred is $500, unless We agree otherwise.

     3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.


     Transfer requests must be made in writing on a form We have approved and submitted to the Service Office at the address listed on the first page of this prospectus. Transfers to or from Investment Divisions will be made based on the Accumulation Unit Values on the Business Day on which NYLIAC receives the transfer request.


                              LIMITS ON TRANSFERS

PROCEDURES DESIGNED TO LIMIT POTENTIALLY HARMFUL TRANSFERS


     This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier to the Service Office address listed on the first page of this prospectus. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.


     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.


     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.


RISKS ASSOCIATED WITH POTENTIALLY HARMFUL TRANSFERS

     The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

     -- Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on Portfolio management, such as:

             a) impeding a Portfolio manager's ability to sustain an investment objective;

             b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

             c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").


     How to Request a Transfer--Submit your request in writing, in a form acceptable to Us, to our Service Office at the address listed on the first page of this prospectus.



     Transfer requests received after 4:00 pm Eastern Time, or on a non-Business Day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)


ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that We approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the policy and the rider. The following rider is currently available:

     -- ADJUSTABLE TERM INSURANCE RIDER: This rider provides term insurance coverage on the Insured. The initial term amount is shown on your Policy Data Page. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to Us, in connection with any request to increase the term insurance amount. This rider must be elected at the time the policy is issued.


     TERM RIDER VS. BASE POLICY COVERAGE: If you compare a policy with a term insurance rider to one that provides the same initial death benefit without a term rider, the policy with the term rider will have lower surrender charges. (See "Charges Associated with the Policy--Surrender Charge.")

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE


     At any time within 24 months of the Issue Date, you may exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.



     In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at our Service Office listed on the first page of this prospectus, or such other location that We indicate to the policyowner in writing and the necessary payment for the exchange, if any.


                                    PREMIUMS


     For the purpose of determining whether We require additional underwriting when accepting a premium payment, We classify your premium payments as planned or unplanned premiums. Acceptance of initial premium payments is subject to suitability standards.


     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Fund performance, loans, and riders you add to your policy.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the Insured is age 95.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges, or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, We may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, We will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount We allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.


     Subsequent premium payments must be sent to our Premium Remittance Center at the address listed on the first page of this prospectus.


RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 95. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION


     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time, or on a non-Business Day, will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.


     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK


     You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address listed on the first page of this prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to Us. You can cancel increases in the Face Amount of your policy under the same time limits.



     We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the end of the Free Look period, We will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, We will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.



PREMIUM PAYMENTS



     When We receive a subsequent premium payment, We deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT")to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See "Life Insurance Benefit Options" for more information. You can call
(913) 906-4000 to determine whether an additional premium payment would be allowed under your policy.

     The premium payments you make during the free look period are applied to your Net Premium, which is the balance of any planned or unplanned premium payment after We deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, We allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, We will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if We incur any losses as a result of a returned payment, We will deduct the amount of the loss from your policy's Cash Value. If payment by check is returned for insufficient funds for two consecutive months, the privilege to pay by check or electronically will be suspended until We agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY


     The policyowner can apply in writing to increase the Face Amount of the policy. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office at the address listed on the first page of this prospectus. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the Surrender Charge Premium.


     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.


     The policyowner may also request decreases in coverage. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office listed on the first page of this prospectus. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. (See Charges Associated with the Policy--Surrender Charge.") A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000 or that required by state law. Decreases in face amount may result in adverse tax consequences. Please consult your tax adviser.

POLICY PROCEEDS

     We will pay proceeds to your Beneficiary when We receive satisfactory proof that the Insured died. These proceeds will equal:

         1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;


     plus 2) the Face Amount of the riders you have chosen in effect at the date of death;


     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

     less 4) any outstanding policy charges.

     We will pay interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. (See "Life Insurance Benefit Options") for more information.


BENEFICIARIES OR PAYEES


     The Beneficiary is the person(s) or entity /ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's Beneficiary:

     -- You name the Beneficiary when you apply for the policy. The Beneficiary will receive insurance proceeds after the Insured dies.

     -- You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.


     -- To change a revocable Beneficiary while the Insured is living, you must send a written request, in a form acceptable to us, to our Service Office listed on the first page of this prospectus.


     -- If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or if there are some payments that still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or We will pay the present value of the remaining payments to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.


WHEN WE PAY POLICY PROCEEDS



     If the policy is still in effect, We will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds within 7 days after We receive all of the necessary requirements at our Service Office address listed on the first page of this prospectus.


     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits Us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

     -- We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if We delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

DEATH CLAIMS


     The Beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the Beneficiary's name. Within 7 days of our receipt of due proof of death and payment instructions at our Service Office listed on the first page of this prospectus, We will provide the Beneficiary with a checkbook to access these funds from the account. The Beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.


     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     We will pay the Policy Proceeds in one sum unless the Beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

     -- Interest Accumulation Option (Option 1 A)
        Under this option, the portion of the Policy Proceeds the Beneficiary chooses to keep with Us will earn interest each year. The Beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
        Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. You elect the frequency of the interest payments We make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

        Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.


        If you make a written request, in a form acceptable to Us, to the Service Office listed on the first page of this prospectus, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee's age at that time, as follows:

  1996 AND EARLIER   1997-2005   2006-2015   2016-2025   2026-2035   2036 AND LATER
  ----------------   ---------   ---------   ---------   ---------   --------------
  +2 years            +1 year        0        -1 year    -2 years       -3 years

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION


     While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in a form acceptable to us, to the Service Office listed on the first page of this prospectus. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See "Policy Payment
Information -- Beneficiaries or Payees" for more information.)


     After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing and We agree.

LIFE INSURANCE BENEFIT OPTIONS

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, We will pay the Beneficiary the death benefit determined as of the date the Insured dies, less the Policy Debt. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Policy Payment Information - Death Claims."


     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate IRC Section 7702 table. Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate IRC Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option chosen. (See "Policy Payment Information -- Death Claims") We subtract any Policy Debt and any charges incurred but not deducted, and then credit the interest on the balance.



     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Cash Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, note, an insurance contract is uncertain after the Insured is age 100. (See "Federal Income Tax Considerations" for more information.)


     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT").

     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the Insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age and sex of the Insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

                                 CORRIDOR TABLE

INSURED'S AGE                INSURED'S AGE
  ON POLICY        % OF        ON POLICY        % OF
 ANNIVERSARY    CASH VALUE    ANNIVERSARY    CASH VALUE
-------------   ----------   -------------   ----------
   0-40            250           61             128
    41             243           62             126
    42             236           63             124
    43             229           64             122
    44             222           65             120
    45             215           66             119
    46             209           67             118
    47             203           68             117
    48             197           69             116
    49             191           70             115
    50             185           71             113
    51             178           72             111
    52             171           73             109
    53             164           74             107
    54             157          75-90           105
    55             150           91             104
    56             146           92             103
    57             142           93             102
    58             138           94             101
    59             134        95 & Over         100
    60             130

                                   CVAT TABLE

 INSURED'S                              INSURED'S
    AGE                                    AGE
 ON POLICY             % OF             ON POLICY             % OF
ANNIVERSARY         CASH VALUE         ANNIVERSARY         CASH VALUE
-----------   ----------------------   -----------   ----------------------
              MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
              ----   ------   ------                 ----   ------   ------
    18        691     830      715         57        207     240      213
    19        671     803      694         58        202     233      207
    20        652     778      674         59        196     226      202
    21        634     753      654         60        191     220      197
    22        615     729      635         61        187     214      192
    23        597     705      616         62        182     208      187
    24        579     683      597         63        178     202      182
    25        564     661      579         64        173     197      178
    26        544     639      561         65        169     191      174
    27        527     618      543         66        166     186      170
    28        511     598      526         67        162     182      166
    29        494     579      509         68        159     177      162
    30        478     560      493         69        155     172      159
    31        463     541      477         70        152     168      155
    32        448     524      461         71        149     164      152
    33        433     507      446         72        146     160      149
    34        419     490      432         73        143     156      146
    35        405     474      417         74        141     152      143
    36        392     458      404         75        138     149      141
    37        380     443      391         76        136     146      138
    38        367     429      378         77        134     143      136
    39        356     415      366         78        132     140      134
    40        344     402      354         79        130     137      132
    41        333     389      343         80        128     134      130
    42        323     377      332         81        126     132      128
    43        313     365      322         82        125     130      126
    44        303     354      312         83        123     127      124
    45        294     343      303         84        122     125      123
    46        285     333      293         85        120     123      121
    47        276     323      285         86        119     121      120
    48        268     313      276         87        118     119      118
    49        260     303      268         88        116     118      117
    50        253     294      260         89        115     116      115
    51        245     286      252         90        113     114      114
    52        238     277      245         91        112     112      112
    53        231     269      238         92        110     110      110
    54        225     261      231         93        107     108      108
    55        219     254      225         94        104     104      104
    56        213     247      219     95 & Over     100     100      100

THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charges will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The Surrender Charge Premium will not be affected by changes in the Life Insurance Benefit Option. You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive.

     We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the Face Amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the IRC, or (iii) cause the policy's Face Amount to exceed our limits on the risk We retain, which We set at our discretion. Option changes are not permitted on or after the policy anniversary on which the Insured is age 95.


     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Office listed on the first page of this prospectus (or any other address We indicate to you in writing).



     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations, Life Insurance Status of Policy, Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount or rider amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount or rider amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or with respect to an increase in Face Amount or rider amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premium paid, less any Policy Debt and partial withdrawals.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the Insured's age or gender, We will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT


     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on Us, We must receive a signed copy of such assignment at our Service Office address listed on the first page of this prospectus or such other location that We indicate to the policyowner in writing. We are not responsible for the validity of any assignment.

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us.

There may be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000 or that amount required by state law. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

REQUESTING A PARTIAL WITHDRAWAL


     You can request a partial withdrawal from your policy by sending a completed Partial Withdrawal form or written request with all the necessary information to our Service Office address listed on the first page of this prospectus (or any other address We indicate to you in writing) or by calling
(913) 906-4000. Faxed requests are not acceptable and will not be honored at any time.


     We will pay any partial withdrawals generally within seven days after We receive all of the necessary documentation and information. However, We may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date We receive your written request at our Service Office. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close at 4:00 p.m. EST, then the requested partial withdrawal will be effective on the next Business Day.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal, We reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
      If you have elected Life Insurance Benefit Option 1, We reduce your policy's Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's Face Amount.

     -- OPTION 2
      If you have elected Life Insurance Benefit Option 2, We will not reduce your policy's Face Amount but We will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

                                   SURRENDERS

CASH SURRENDER VALUE


     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day We receive a signed surrender request in proper form at our Service Office listed on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.


REQUESTING A SURRENDER


     To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address listed on the first page of this prospectus (or any other address We indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE


     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All life insurance coverage under your policy ends on the date We receive your surrender request.


SURRENDER CHARGES

     During the first nine Policy Years, We will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each. Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.
                                     LOANS


     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.


LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day We make payment.

     The value in the Loan Account will never be less than (a+b)- c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner indicated to Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT


     The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be lower than 2.00% less than the effective annual loan interest rate and in no event will it be less than 4.00%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2.00% less than the effective annual loan interest rate during the first 10 Policy Years, and We currently expect to credit 0.50% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless We set a lower rate for any period, the effective annual loan interest rate We charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

WHEN LOAN INTEREST IS DUE

     The interest We charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the Insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which We mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, We will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day We mail you this notice, We will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy without any benefits.


     If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any Policy Debt and any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies. When your policy is terminated, it has no value and no benefits accrue upon the death of the Insured.


REINSTATEMENT OPTION


     For a period of five years after termination, the policyowner can request that We reinstate the policy (and any riders) during the Insured's lifetime. To request reinstatement, you must send a written request in a form acceptable to us to the Service Office address listed on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.



     Before We will reinstate the policy, We must also receive the following:


     -- A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months based on the Cash Surrender Value which is reinstated. This payment will be in lieu of the payment of all premiums in arrears.

     -- Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

     -- Evidence of insurability satisfactory to Us if the reinstatement is requested more than 31 days after termination.

     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. If the surrender charge reinstated exceeds the Cash Value reinstated, We will require payment of an amount equal to the difference.


     The effective date of reinstatement will be the date we approve your request. We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.



     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under "Pension Protection Act of 2006--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "Pension Protection Act of 2006--Impact of Employer-Owned Policies," We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.) In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal. We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.



PENSION PROTECTION ACT OF 2006--IMPACT ON EMPLOYER-OWNED POLICIES



     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the "Act") generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceeds the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:



       (1) the insured was an individual who was an employee within 12 months of his death;

       (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $100,000 (for 2007), directors and anyone else in the top 35 percent of employees based on compensation;



       (3) the death proceeds are paid to a family member of the insured (as defines under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or



       (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.



     Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements.



     You should consult with your tax advisor to determine whether and to what extent the Act may apply to the policy. Assuming the Act applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.


MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a material change occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or Beneficiary.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements may influence the recommendation made by your registered representative or broker-dealer.

     Broker-dealers receive commission not to exceed 35% of premiums paid up to the Target Premium in Policy Year 1, and 2.5% for Policy Years 2-10. In addition, during each of the first ten Policy Years, we pay broker-dealers a maximum of 1.25% commission on premiums paid in excess of the Target Premium.


     The total commissions paid during the fiscal years ended December 31, 2006, 2005 and 2004 were $116,220, $132,607 and $136,171, respectively. NYLIFE
Distributors did not retain any of these commissions.


     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 3. The percentages are not expected to exceed 0.25% in Policy Years 3 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97209, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In addition to the commissions described above, M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc., receives override commissions on the policies based on a percentage of the commissions its affiliated registered representatives receive.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, We must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2006 and 2005, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2006 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2006, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.


                                STATE VARIATIONS


     The following lists variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. For more information, please review Your Policy.


NEW YORK

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. Payments will be allocated to the General Account until 10 days after delivery of the policy. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is mailed or delivered to the Home Office or to the Service Office, or to the Registered Representative through whom it was purchased, or the premiums paid, less loans and withdrawals.

NORTH CAROLINA

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals.

OKLAHOMA

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

     A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to the Policy Prospectus.

                                   APPENDIX A

                  SURRENDER CHARGE PREMIUM RATES PER THOUSAND

     The Surrender Charge Premium for the policy is equal to (a * b)/1000 where
(a) is the Surrender Charge Premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section "Surrender Charges."

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                18                2.60
                19                2.80
                20                3.00
                21                3.20
                22                3.40
                23                3.60
                24                3.80
                25                4.00
                26                4.20
                27                4.40
                28                4.60
                29                4.80
                30                5.00
                31                5.20
                32                5.40
                33                5.60
                34                5.80
                35                6.00
                36                6.30
                37                6.60
                38                6.90
                39                7.20
                40                7.50
                41                7.80
                42                8.10
                43                8.40
                44                8.70
                45                9.00
                46                9.60
                47               10.20
                48               10.80
                49               11.40
                50               12.00
                51               12.60

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                52               13.20
                53               13.80
                54               14.40
                55               15.00
                56               16.40
                57               17.80
                58               19.20
                59               20.60
                60               22.00
                61               23.60
                62               25.20
                63               26.80
                64               28.40
                65               30.00
                66               31.80
                67               33.60
                68               35.40
                69               37.20
                70               39.00
                71               41.40
                72               43.80
                73               46.20
                74               48.60
                75               51.00
                76               54.00
                77               57.00
                78               60.00
                79               63.00
                80               66.00
                81               69.60
                82               73.20
                83               76.80
                84               80.40
                85               84.00

                                   APPENDIX B

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a guaranteed issue policy issued to a male with a nonsmoker underwriting class and issue age 45 with a planned annual premium of $20,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.7% for years 1-10 and 0.3% for years 11+ (on a current basis) of the cash value allocated to the Separate Account.

     Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.9% (on a guaranteed basis) of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.71% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of: -1.60%, 4.30%, and 10.21% based on guaranteed assumptions, and -1.41%, 4.51%, and 10.43% based on current assumptions.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                     CSVUL

                                    TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1
                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES


                  END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                      INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ------------------------------------   -----------------------------   --------------------------------
POLICY YEAR       0%           6%          12%         0%        6%         12%         0%         6%         12%
-----------   ----------   ----------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000    1,000,000    1,000,000     16,381    17,428      18,477    13,451     14,498       15,547
     2        1,000,000    1,000,000    1,000,000     32,366    35,476      38,714    29,436     32,546       35,784
     3        1,000,000    1,000,000    1,000,000     47,965    54,181      60,908    45,035     51,251       57,978
     4        1,000,000    1,000,000    1,000,000     63,112    73,502      85,199    60,182     70,572       82,269
     5        1,000,000    1,000,000    1,000,000     77,865    93,527     111,873    74,935     90,597      108,943
     6        1,000,000    1,000,000    1,000,000     92,171   114,235     141,137    89,831    111,895      138,797
     7        1,000,000    1,000,000    1,000,000    105,874   135,504     173,124   104,114    133,744      171,364
     8        1,000,000    1,000,000    1,000,000    118,827   157,217     208,003   117,657    156,047      206,833
     9        1,000,000    1,000,000    1,000,000    131,467   179,832     246,530   130,877    179,242      245,940
    10        1,000,000    1,000,000    1,000,000    143,954   203,553     289,263   143,954    203,553      289,263
    15        1,000,000    1,000,000    1,162,312    203,899   343,503     591,589   203,899    343,503      591,589
    20        1,000,000    1,000,000    1,877,199    250,933   517,272   1,082,124   250,933    517,272    1,082,124
    25        1,000,000    1,011,526    2,749,922    206,137   651,539   1,771,265   206,137    651,539    1,771,265


---------------


Assuming a fund fee average of .68%:


0% gross = -1.38% net


6% gross = 4.54% net


12% gross = 10.46% net



(1) Assumes no policy loan or partial withdrawal has been made.

                                     CSVUL

                                    TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1
                          CASH VALUE ACCUMULATION TEST

                          ASSUMING GUARANTEED CHARGES


                  END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                      INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ------------------------------------   -----------------------------   --------------------------------
POLICY YEAR       0%           6%          12%         0%        6%         12%         0%         6%         12%
-----------   ----------   ----------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000    1,000,000    1,000,000     13,620    14,565      15,514    10,690     11,635       12,584
     2        1,000,000    1,000,000    1,000,000     26,742    29,474      32,329    23,812     26,544       29,399
     3        1,000,000    1,000,000    1,000,000     39,380    44,755      50,597    36,450     41,825       47,667
     4        1,000,000    1,000,000    1,000,000     51,436    60,321      70,371    48,506     57,391       67,441
     5        1,000,000    1,000,000    1,000,000     62,928    76,202      91,836    59,998     73,272       88,906
     6        1,000,000    1,000,000    1,000,000     73,871    92,429     115,199    71,531     90,089      112,859
     7        1,000,000    1,000,000    1,000,000     84,173   108,928     140,581    82,413    107,168      138,821
     8        1,000,000    1,000,000    1,000,000     93,745   125,624     168,133    92,575    124,454      166,963
     9        1,000,000    1,000,000    1,000,000    102,606   142,552     198,137   102,016    141,962      197,547
    10        1,000,000    1,000,000    1,000,000    110,667   159,647     230,817   110,667    159,647      230,817
    15        1,000,000    1,000,000    1,000,000    137,326   246,831     446,826   137,326    246,831      446,826
    20        1,000,000    1,000,000    1,366,756    134,136   333,912     787,876   134,136    333,912      787,876
    25        1,000,000    1,000,000    1,852,150      2,669   321,897   1,192,996     2,669    321,897    1,192,996


---------------


Assuming a fund fee average of .68%:


0% gross = -1.57% net


6% gross = 4.33% net


12% gross = 10.24% net



(1) Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION


     The Statement of Additional Information ("SAI") contains additional information about CSVUL. The SAI is available without charge upon request. You can request the SAI by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") by mail or phone at the Service Office address or telephone number listed on the first page of this prospectus. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Financial Statements........................................     2
NYLIAC & Separate Account Financial Statements..............   F-1

     Information about CSVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a free personalized illustration, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2007


                                      FOR

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Sponsored Variable Universal Life ("CSVUL") prospectus. You should read the SAI in conjunction with the current CSVUL prospectus dated May 1, 2007 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 888-695-4748. Terms used but not defined in the SAI have the same meaning as in the current CSVUL prospectus.


                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Financial Statements........................................     2
NYLIAC & Separate Account Financial Statements..............   F-1

     CSVUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2006 and 2005, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2006 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2006 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

                           NYLIAC CORPORATE SPONSORED
                            VARIABLE UNIVERSAL LIFE
                              SEPARATE ACCOUNT -I

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006


                                                                                  MAINSTAY VP
                                                                MAINSTAY VP         CAPITAL         MAINSTAY VP
                                                                  BOND--        APPRECIATION--         CASH
                                                               INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                                              ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,259,166      $ 22,896,962      $ 55,615,742
  Dividends due and accrued.................................             --                --           220,670
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................             --                --             2,441

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................          1,957            15,126            28,691
                                                               ------------      ------------      ------------
      Total net assets......................................   $  2,257,209      $ 22,881,836      $ 55,810,162
                                                               ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................   $  1,080,033      $  8,193,720      $ 16,157,181
    Series II Policies......................................             --                --           510,522
    Series III Policies.....................................      1,177,176        14,688,116        39,142,459
                                                               ------------      ------------      ------------
      Total net assets......................................   $  2,257,209      $ 22,881,836      $ 55,810,162
                                                               ============      ============      ============
    Series I Variable accumulation unit value...............   $      15.19      $      10.07      $       1.25
                                                               ============      ============      ============
    Series II Variable accumulation unit value..............   $         --                --      $       1.09
                                                               ============      ============      ============
    Series III Variable accumulation unit value.............   $      10.98      $      11.75      $       1.08
                                                               ============      ============      ============
Identified Cost of Investment...............................   $  2,196,943      $ 21,808,233      $ 55,616,753
                                                               ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


                                                                              MAINSTAY VP
      MAINSTAY VP                                                             HIGH YIELD        MAINSTAY VP       MAINSTAY VP
        COMMON          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        CORPORATE        ICAP SELECT       INCOME AND
        STOCK--        CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--         BOND--           EQUITY--          GROWTH--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
     $104,273,819      $    429,952      $    342,456      $    463,584      $  6,265,278      $    384,325      $  1,020,563
               --                --             1,814                --                --                --                --
            1,183                --                --                --               888          (203,277)         (997,152)

           68,839               204                --                60               467               327                 2
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $104,206,163      $    429,748      $    344,270      $    463,524      $  6,265,699      $    180,721      $     23,409
     ============      ============      ============      ============      ============      ============      ============
     $    586,970      $        921      $         --      $     30,958      $    156,901      $    175,613      $      1,034
      103,462,302           313,222                --                --           194,213                 1                 1
          156,891           115,605           344,270           432,566         5,914,585             5,107            22,374
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $104,206,163      $    429,748      $    344,270      $    463,524      $  6,265,699      $    180,721      $     23,409
     ============      ============      ============      ============      ============      ============      ============
     $      14.38      $      12.32      $         --      $      14.69      $      18.51      $      14.26      $      12.06
     ============      ============      ============      ============      ============      ============      ============
     $      16.73      $      14.85      $         --      $      11.14      $      16.91      $      16.30      $      12.46
     ============      ============      ============      ============      ============      ============      ============
     $      13.59      $      12.52      $      10.55      $      11.05      $      12.63      $      13.54      $      13.80
     ============      ============      ============      ============      ============      ============      ============
     $ 80,598,304      $    388,640      $    342,437      $    457,965      $  5,943,640      $    302,596      $    892,206
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006


                                                                MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                                               INTERNATIONAL       LARGE CAP          MID CAP
                                                                 EQUITY--          GROWTH--           CORE--
                                                               INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                                              ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 92,461,482      $    192,199      $ 67,889,147
  Dividends due and accrued.................................             --                --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................          1,203                --               240

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................        126,850               222            30,507
                                                               ------------      ------------      ------------
      Total net assets......................................   $ 92,335,835      $    191,977      $ 67,858,880
                                                               ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................   $ 67,922,820      $     97,025      $         --
    Series II Policies......................................      1,377,334            67,114        46,294,477
    Series III Policies.....................................     23,035,681            27,838        21,564,403
                                                               ------------      ------------      ------------
      Total net assets......................................   $ 92,335,835      $    191,977      $ 67,858,880
                                                               ============      ============      ============
    Series I Variable accumulation unit value...............   $      18.77      $       6.39      $         --
                                                               ============      ============      ============
    Series II Variable accumulation unit value..............   $      21.00      $      10.94      $      21.28
                                                               ============      ============      ============
    Series III Variable accumulation unit value.............   $      16.41      $      10.98      $      15.71
                                                               ============      ============      ============
Identified Cost of Investment...............................   $ 67,800,460      $    163,815      $ 54,136,274
                                                               ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP                                               A I M
        MID CAP           MID CAP           S&P 500          SMALL CAP        MAINSTAY VP       MAINSTAY VP        V.I. GLOBAL
       GROWTH--           VALUE--           INDEX--          GROWTH--       TOTAL RETURN--        VALUE--       REAL ESTATE FUND--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
     $  9,849,432      $ 65,236,976      $155,193,530      $  4,596,765      $  2,945,459      $173,253,133        $  5,580,193
               --                --                --                --                --                --                  --
            1,479                --                --                --                --                --                  --

               --            42,132           243,945                --             4,955           108,615                  39
     ------------      ------------      ------------      ------------      ------------      ------------        ------------
     $  9,850,911      $ 65,194,844      $154,949,585      $  4,596,765      $  2,940,504      $173,144,518        $  5,580,154
     ============      ============      ============      ============      ============      ============        ============
     $         --      $         --      $131,923,281      $         --      $  2,940,504      $  3,499,752        $         --
               --        64,973,972           534,222                --                --       157,522,092              74,907
        9,850,911           220,872        22,492,082         4,596,765                --        12,122,674           5,505,247
     ------------      ------------      ------------      ------------      ------------      ------------        ------------
     $  9,850,911      $ 65,194,844      $154,949,585      $  4,596,765      $  2,940,504      $173,144,518        $  5,580,154
     ============      ============      ============      ============      ============      ============        ============
     $         --      $         --      $      13.62      $         --      $      10.47      $      13.49        $         --
     ============      ============      ============      ============      ============      ============        ============
     $         --      $      13.56      $      13.85      $         --      $         --      $      18.21        $      11.06
     ============      ============      ============      ============      ============      ============        ============
     $      14.85      $      12.78      $      13.10      $      11.56      $         --      $      12.63        $      12.38
     ============      ============      ============      ============      ============      ============        ============
     $  9,541,617      $ 52,485,221      $140,967,204      $  4,447,634      $  2,785,671      $133,765,518        $  5,299,482
     ============      ============      ============      ============      ============      ============        ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006


                                                                A I M V.I.      ALGER AMERICAN     ALGER AMERICAN
                                                               INTERNATIONAL       LEVERAGED           SMALL
                                                               GROWTH FUND--       ALLCAP--       CAPITALIZATION--
                                                              SERIES I SHARES   CLASS O SHARES     CLASS O SHARES
                                                              ----------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $     29,589      $    143,536       $  1,973,340
  Dividends due and accrued.................................             --                --                 --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................            240                --                888

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................             --                --                 45
                                                               ------------      ------------       ------------
      Total net assets......................................   $     29,829      $    143,536       $  1,974,183
                                                               ============      ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................   $         --      $         --       $     24,116
    Series II Policies......................................             --                --                 --
    Series III Policies.....................................         29,829           143,536          1,950,067
                                                               ------------      ------------       ------------
      Total net assets......................................   $     29,829      $    143,536       $  1,974,183
                                                               ============      ============       ============
    Series I Variable accumulation unit value...............   $         --      $         --       $      12.79
                                                               ============      ============       ============
    Series II Variable accumulation unit value..............   $         --      $         --       $         --
                                                               ============      ============       ============
    Series III Variable accumulation unit value.............   $      11.77      $      14.22       $      14.86
                                                               ============      ============       ============
Identified Cost of Investment...............................   $     26,121      $    118,567       $  1,789,279
                                                               ============      ============       ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                         AMERICAN
       AMERICAN            FUNDS         BARON CAPITAL                                          DREYFUS IP        DREYFUS VIF
     CENTURY(R) VP     GROWTH-INCOME       ASSETS--       CALVERT SOCIAL                        TECHNOLOGY        DEVELOPING
        VALUE--           FUND--           INSURANCE         BALANCED         DAVIS VALUE        GROWTH--          LEADERS--
       CLASS II       CLASS 2 SHARES        SHARES           PORTFOLIO         PORTFOLIO      INITIAL SHARES    INITIAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
     $    576,189      $      5,190      $    859,618      $     22,133      $    458,168      $    375,703      $     34,530
               --                --                --                --                --                --                --
               --                --                --                --                --               592                --

              220                --                37                --                94                 5                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $    575,969      $      5,190      $    859,581      $     22,133      $    458,074      $    376,290      $     34,530
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $         --      $         --      $         --      $         --      $         --
          349,381                --            71,335                --           142,723                --                23
          226,588             5,190           788,246            22,133           315,351           376,290            34,507
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $    575,969      $      5,190      $    859,581      $     22,133      $    458,074      $    376,290      $     34,530
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $         --      $      12.64      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      13.52      $         --      $      10.53      $         --      $      11.31      $       9.86      $      10.90
     ============      ============      ============      ============      ============      ============      ============
     $      12.34      $       9.96      $      11.59      $      12.38      $      11.34      $      10.50      $      11.30
     ============      ============      ============      ============      ============      ============      ============
     $    523,927      $      5,213      $    803,884      $     21,434      $    415,546      $    342,053      $     31,940
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006


                                                                DREYFUS VIF           DWS
                                                                 EMERGING          SMALL CAP      FIDELITY(R) VIP
                                                                 LEADERS--        INDEX VIP--     CONTRAFUND(R)--
                                                              INITIAL SHARES    CLASS A SHARES     INITIAL CLASS
                                                              ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $     18,440      $ 25,081,017      $ 13,384,931
  Dividends due and accrued.................................             --                --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................             --             1,183             3,643

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................             --                75             1,242
                                                               ------------      ------------      ------------
      Total net assets......................................   $     18,440      $ 25,082,125      $ 13,387,332
                                                               ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................   $         --      $         --      $    263,332
    Series II Policies......................................             --           102,216         1,227,143
    Series III Policies.....................................         18,440        24,979,909        11,896,857
                                                               ------------      ------------      ------------
      Total net assets......................................   $     18,440      $ 25,082,125      $ 13,387,332
                                                               ============      ============      ============
    Series I Variable accumulation unit value...............   $         --      $         --      $      19.88
                                                               ============      ============      ============
    Series II Variable accumulation unit value..............   $         --      $      14.85      $      17.67
                                                               ============      ============      ============
    Series III Variable accumulation unit value.............   $      10.81      $      13.75      $      14.47
                                                               ============      ============      ============
Identified Cost of Investment...............................   $     16,082      $ 23,621,045      $ 13,295,802
                                                               ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


    FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP                                       FIDELITY(R) VIP
        EQUITY-        FREEDOM 2010      FREEDOM 2020      FREEDOM 2030     FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT
       INCOME--         PORTFOLIO--       PORTFOLIO--       PORTFOLIO--        GROWTH--         INDEX 500--      GRADE BOND--
     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
     $  7,134,219      $    179,523      $    177,042      $    230,350      $  2,639,119      $ 28,247,295      $  4,097,222
               --                --                --                --                --                --                --
        1,200,429                --                --                --                --             8,784                --

              235                --                --                --                47               994             1,030
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  8,334,413      $    179,523      $    177,042      $    230,350      $  2,639,072      $ 28,255,085      $  4,096,192
     ============      ============      ============      ============      ============      ============      ============
     $     59,943      $         --      $         --      $         --      $         --      $         --      $         --
                2                --                --                --            70,659         1,518,991         1,652,618
        8,274,468           179,523           177,042           230,350         2,568,413        26,736,094         2,443,574
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  8,334,413      $    179,523      $    177,042      $    230,350      $  2,639,072      $ 28,255,085      $  4,096,192
     ============      ============      ============      ============      ============      ============      ============
     $      15.74      $         --      $         --      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      16.97      $         --      $         --      $         --      $      11.67      $      16.08      $      12.59
     ============      ============      ============      ============      ============      ============      ============
     $      13.77      $      11.01      $      11.19      $      11.04      $      11.21      $      13.04      $      11.04
     ============      ============      ============      ============      ============      ============      ============
     $  6,854,132      $    174,245      $    171,833      $    217,318      $  2,455,739      $ 24,231,557      $  4,060,788
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006


                                                                                                  FIDELITY(R) VIP
                                                              FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE
                                                                 MID-CAP--        OVERSEAS--       STRATEGIES--
                                                               INITIAL CLASS     INITIAL CLASS    SERVICE CLASS 2
                                                              ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 18,432,226      $ 14,042,147      $    254,935
  Dividends due and accrued.................................             --                --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................          6,502                --                --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................            771                26                --
                                                               ------------      ------------      ------------
      Total net assets......................................   $ 18,437,957      $ 14,042,121      $    254,935
                                                               ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................   $         --      $         --      $         --
    Series II Policies......................................      1,195,676                 4                --
    Series III Policies.....................................     17,242,281        14,042,117           254,935
                                                               ------------      ------------      ------------
      Total net assets......................................   $ 18,437,957      $ 14,042,121      $    254,935
                                                               ============      ============      ============
    Series I Variable accumulation unit value...............   $         --      $         --      $         --
                                                               ============      ============      ============
    Series II Variable accumulation unit value..............   $      19.74      $      15.82      $         --
                                                               ============      ============      ============
    Series III Variable accumulation unit value.............   $      15.46      $      14.70      $      14.12
                                                               ============      ============      ============
Identified Cost of Investment...............................   $ 16,931,692      $ 12,415,967      $    244,951
                                                               ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                            JANUS ASPEN
      JANUS ASPEN                         JANUS ASPEN         SERIES
        SERIES          JANUS ASPEN     SERIES MID CAP       WORLDWIDE           LAZARD          LORD ABBETT         MFS(R)
      BALANCED--      SERIES FORTY--       GROWTH--          GROWTH--          RETIREMENT       SERIES FUND-        INVESTORS
     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INTERNATIONAL      MID-CAP VALUE    TRUST SERIES--
        SHARES            SHARES            SHARES            SHARES        EQUITY PORTFOLIO      PORTFOLIO       INITIAL CLASS
--------------------------------------------------------------------------------------------------------------------------------
     $ 13,149,075      $  4,076,582      $  5,190,631      $    875,516       $  2,291,050      $ 12,070,375      $    194,173
               --                --                --                --                 --                --                --
               --                --               592                --                 --             2,080                --

           18,599                --                --               478                 --               113               127
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $ 13,130,476      $  4,076,582      $  5,191,223      $    875,038       $  2,291,050      $ 12,072,342      $    194,046
     ============      ============      ============      ============       ============      ============      ============
     $  9,579,085      $         --      $         --      $    276,243       $         --      $         --      $         --
        1,623,206                --                --                --                 --           166,097           194,046
        1,928,185         4,076,582         5,191,223           598,795          2,291,050        11,906,245                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $ 13,130,476      $  4,076,582      $  5,191,223      $    875,038       $  2,291,050      $ 12,072,342      $    194,046
     ============      ============      ============      ============       ============      ============      ============
     $      18.54      $         --      $         --      $      13.37       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $      13.64      $         --      $         --      $      10.53       $         --      $      18.03      $      15.54
     ============      ============      ============      ============       ============      ============      ============
     $      12.69      $      11.19      $      14.29      $      12.18       $      13.32      $      14.07      $         --
     ============      ============      ============      ============       ============      ============      ============
     $ 11,438,240      $  3,831,632      $  4,594,504      $    760,676       $  2,223,289      $ 11,876,992      $    141,434
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                                                                      MORGAN
                                                               MFS(R) NEW                             STANLEY
                                                                DISCOVERY      MFS(R) UTILITIES    UIF EMERGING
                                                                SERIES--           SERIES--       MARKETS DEBT--
                                                              INITIAL CLASS     INITIAL CLASS         CLASS I
                                                             ----------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $     15,092       $    618,627      $    308,750
  Dividends due and accrued.................................            --                 --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................            --              2,078                --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................            --                 --                67
                                                              ------------       ------------      ------------
      Total net assets......................................  $     15,092       $    620,705      $    308,683
                                                              ============       ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................  $         --       $         --      $         --
    Series II Policies......................................            --                 --           116,150
    Series III Policies.....................................        15,092            620,705           192,533
                                                              ------------       ------------      ------------
      Total net assets......................................  $     15,092       $    620,705      $    308,683
                                                              ============       ============      ============
    Series I Variable accumulation unit value...............  $         --       $         --      $         --
                                                              ============       ============      ============
    Series II Variable accumulation unit value..............  $         --       $      13.64      $      12.52
                                                              ============       ============      ============
    Series III Variable accumulation unit value.............  $      11.84       $      15.08      $      13.47
                                                              ============       ============      ============
Identified Cost of Investment...............................  $     13,126       $    535,553      $    300,300
                                                              ============       ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

        MORGAN
        STANLEY           MORGAN                                                                                     ROYCE
     UIF EMERGING         STANLEY          PIMCO LOW        PIMCO REAL        PIMCO TOTAL       PIMCO U.S.         MICRO-CAP
        MARKETS          UIF U.S.         DURATION--         RETURN--          RETURN--        GOVERNMENT--       PORTFOLIO--
       EQUITY--        REAL ESTATE--    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT
        CLASS I           CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS
-------------------------------------------------------------------------------------------------------------------------------
     $  3,486,201      $  5,614,724      $    263,251      $  2,698,461      $ 14,377,517      $    577,423      $  2,127,231
               --                --             1,245            11,933            56,439             1,977                --
               19             2,078                --             1,794             1,128                --                 6

              158               238                --                57                67                --               257
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  3,486,062      $  5,616,564      $    264,496      $  2,712,131      $ 14,435,017      $    579,400      $  2,126,980
     ============      ============      ============      ============      ============      ============      ============
     $     55,916      $         --      $         --      $         --      $         --      $         --      $         --
           77,629           378,131               363            90,024            68,613                --           404,511
        3,352,517         5,238,433           264,133         2,622,107        14,366,404           579,400         1,722,469
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  3,486,062      $  5,616,564      $    264,496      $  2,712,131      $ 14,435,017      $    579,400      $  2,126,980
     ============      ============      ============      ============      ============      ============      ============
     $      23.19      $         --      $         --      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      16.65      $      27.09      $      10.12      $      10.42      $      10.56      $         --      $      14.82
     ============      ============      ============      ============      ============      ============      ============
     $      20.45      $      22.10      $      10.54      $      10.48      $      11.01      $      10.64      $      14.90
     ============      ============      ============      ============      ============      ============      ============
     $  2,433,553      $  4,645,454      $    262,361      $  2,838,554      $ 14,575,808      $    586,977      $  2,004,003
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                                  ROYCE
                                                                SMALL-CAP       T. ROWE PRICE
                                                               PORTFOLIO--        BLUE CHIP       T. ROWE PRICE
                                                               INVESTMENT          GROWTH         EQUITY INCOME
                                                                  CLASS           PORTFOLIO         PORTFOLIO
                                                             ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $  1,545,709      $  7,363,410      $ 15,217,220
  Dividends due and accrued.................................            --                --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................            13                19             6,973

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges......................            16               191             2,263
                                                              ------------      ------------      ------------
      Total net assets......................................  $  1,545,706      $  7,363,238      $ 15,221,930
                                                              ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.......................................  $         --      $         --      $    658,750
    Series II Policies......................................             1           140,989         1,680,795
    Series III Policies.....................................     1,545,705         7,222,249        12,882,385
                                                              ------------      ------------      ------------
      Total net assets......................................  $  1,545,706      $  7,363,238      $ 15,221,930
                                                              ============      ============      ============
    Series I Variable accumulation unit value...............  $         --      $         --      $      17.20
                                                              ============      ============      ============
    Series II Variable accumulation unit value..............  $      10.50      $      12.31      $      14.81
                                                              ============      ============      ============
    Series III Variable accumulation unit value.............  $      11.72      $      12.73      $      13.78
                                                              ============      ============      ============
Identified Cost of Investment...............................  $  1,479,432      $  6,607,882      $ 13,852,515
                                                              ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                                       VAN ECK
                                                                                 T. ROWE PRICE        WORLDWIDE
                        T. ROWE PRICE                         T. ROWE PRICE        PERSONAL           ABSOLUTE
     T. ROWE PRICE      INTERNATIONAL      T. ROWE PRICE       NEW AMERICA         STRATEGY           RETURN--
       INDEX 500            STOCK          LIMITED-TERM          GROWTH            BALANCED         INITIAL CLASS
       PORTFOLIO          PORTFOLIO       BOND PORTFOLIO        PORTFOLIO          PORTFOLIO           SHARES
------------------------------------------------------------------------------------------------------------------
     $    347,334       $  1,278,993       $    966,334       $  1,306,318       $ 19,465,470       $    243,892
               --                 --              3,461                 --                 --                 --
               --              2,663              3,847                240                962                 --

               --                239                 69                183                 --                 --
     ------------       ------------       ------------       ------------       ------------       ------------
     $    347,334       $  1,281,417       $    973,573       $  1,306,375       $ 19,466,432       $    243,892
     ============       ============       ============       ============       ============       ============
     $         --       $         --       $         --       $         --       $         --       $         --
               --            376,867            100,920            295,031                 --                 --
          347,334            904,550            872,653          1,011,344         19,466,432            243,892
     ------------       ------------       ------------       ------------       ------------       ------------
     $    347,334       $  1,281,417       $    973,573       $  1,306,375       $ 19,466,432       $    243,892
     ============       ============       ============       ============       ============       ============
     $         --       $         --       $         --       $         --       $         --       $         --
     ============       ============       ============       ============       ============       ============
     $         --       $      15.50       $      11.22       $      12.22       $         --       $         --
     ============       ============       ============       ============       ============       ============
     $      12.20       $      15.44       $      10.65       $      11.58       $      13.00       $      10.79
     ============       ============       ============       ============       ============       ============
     $    335,785       $  1,072,131       $    962,233       $  1,241,561       $ 18,669,041       $    234,070
     ============       ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2006


                                                                                  MAINSTAY VP
                                                                MAINSTAY VP         CAPITAL         MAINSTAY VP
                                                                  BOND--        APPRECIATION--         CASH
                                                               INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $      26,532     $      86,041     $   1,991,763
  Mortality and expense risk charges........................         (35,100)         (104,427)         (162,510)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................          (8,568)          (18,386)        1,829,253
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       7,527,945        19,491,804       108,605,450
  Cost of investments sold..................................      (7,569,496)      (18,676,186)     (108,605,247)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............         (41,551)          815,618               203
  Realized gain distribution received.......................              --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................         185,215           (86,249)           (1,504)
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................         143,664           729,369            (1,301)
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $     135,096     $     710,983     $   1,827,952
                                                               =============     =============     =============


                                                                MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                                               INTERNATIONAL       LARGE CAP          MID CAP
                                                                 EQUITY--          GROWTH--           CORE--
                                                               INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $     238,706     $         265     $          --
  Mortality and expense risk charges........................        (459,566)           (1,228)         (142,123)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................        (220,860)             (963)         (142,123)
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       7,416,815           219,410         2,483,494
  Cost of investments sold..................................      (5,864,059)         (202,602)       (2,163,424)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............       1,552,756            16,808           320,070
  Realized gain distribution received.......................         847,211                --           410,739
  Change in unrealized appreciation (depreciation) on
    investments.............................................      17,641,986             6,468         7,192,494
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................      20,041,953            23,276         7,923,303
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $  19,821,093     $      22,313     $   7,781,180
                                                               =============     =============     =============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                              MAINSTAY VP
      MAINSTAY VP                                                             HIGH YIELD        MAINSTAY VP       MAINSTAY VP
        COMMON          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        CORPORATE        ICAP SELECT       INCOME AND
        STOCK--        CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--         BOND--           EQUITY--          GROWTH--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $     569,134     $      10,141     $       8,257     $       4,785     $     116,707     $         983     $       5,996
          (241,841)           (2,166)             (488)           (6,893)          (39,119)           (2,411)           (4,490)
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
           327,293             7,975             7,769            (2,108)           77,588            (1,428)            1,506
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
         1,061,329           319,233            63,348         1,278,368         6,000,061           425,762           120,623
          (890,000)         (275,815)          (63,767)       (1,267,695)       (5,300,554)         (370,165)         (107,228)
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
           171,329            43,418              (419)           10,673           699,507            55,597            13,395
         2,249,612                --                --                --                --             1,797            12,618
        11,800,476             6,787                19            24,090           (24,458)           26,459           119,342
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
        14,221,417            50,205              (400)           34,763           675,049            83,853           145,355
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
     $  14,548,710     $      58,180     $       7,369     $      32,655     $     752,637     $      82,425     $     146,861
     =============     =============     =============     =============     =============     =============     =============

                                                                                                                     A I M
      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP                                           V.I. GLOBAL
        MID CAP           MID CAP           S&P 500          SMALL CAP        MAINSTAY VP       MAINSTAY VP       REAL ESTATE
       GROWTH--           VALUE--           INDEX--          GROWTH--       TOTAL RETURN--        VALUE--           FUND--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERIES I SHARES
    ---------------------------------------------------------------------------------------------------------------------------
     $          --     $      61,732     $     782,572     $          --     $      18,356     $     622,407     $      43,566
           (15,109)         (153,364)         (941,039)           (8,384)          (15,013)         (401,297)           (1,451)
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
           (15,109)          (91,632)         (158,467)           (8,384)            3,343           221,110            42,115
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
         3,255,884           658,855        22,191,237         2,070,281         1,173,596         7,365,647             2,643
        (3,194,136)         (579,856)      (22,296,515)       (2,115,298)       (1,011,224)       (6,679,676)           (2,391)
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
            61,748            78,999          (105,278)          (45,017)          162,372           685,971               252
           173,087           822,468                --                39            37,819         2,525,048           150,459
           256,842         7,104,275        19,402,275           149,097             7,483        23,026,574           280,711
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
           491,677         8,005,742        19,296,997           104,119           207,674        26,237,593           431,422
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
     $     476,568     $   7,914,110     $  19,138,530     $      95,735     $     211,017     $  26,458,703     $     473,537
     =============     =============     =============     =============     =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006

                                                                   A I M             ALGER             ALGER
                                                                   V.I.            AMERICAN           AMERICAN
                                                               INTERNATIONAL       LEVERAGED           SMALL
                                                               GROWTH FUND--       ALLCAP--       CAPITALIZATION--
                                                              SERIES I SHARES   CLASS O SHARES     CLASS O SHARES
                                                              ----------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $        274      $         --       $         --
  Mortality and expense risk charges........................            (25)             (277)            (3,317)
                                                               ------------      ------------       ------------
      Net investment income (loss)..........................            249              (277)            (3,317)
                                                               ------------      ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................            198            77,745            521,469
  Cost of investments sold..................................           (183)          (72,131)          (507,604)
                                                               ------------      ------------       ------------
      Net realized gain (loss) on investments...............             15             5,614             13,865
  Realized gain distribution received.......................             --                --                 --
  Change in unrealized appreciation (depreciation) on
    investments.............................................          3,468            23,371            167,676
                                                               ------------      ------------       ------------
      Net gain (loss) on investments........................          3,483            28,985            181,541
                                                               ------------      ------------       ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $      3,732      $     28,708       $    178,224
                                                               ============      ============       ============


                                                                DREYFUS VIF           DWS
                                                                 EMERGING          SMALL CAP      FIDELITY(R) VIP
                                                                 LEADERS--        INDEX VIP--     CONTRAFUND(R)--
                                                              INITIAL SHARES    CLASS A SHARES     INITIAL CLASS
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $         --      $     72,026      $    138,858
  Mortality and expense risk charges........................            (26)          (55,198)          (32,721)
                                                               ------------      ------------      ------------
      Net investment income (loss)..........................            (26)           16,828           106,137
                                                               ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................          6,577         9,666,689         3,158,031
  Cost of investments sold..................................         (7,647)       (9,181,349)       (2,380,348)
                                                               ------------      ------------      ------------
      Net realized gain (loss) on investments...............         (1,070)          485,340           777,683
  Realized gain distribution received.......................            813           481,851         1,013,264
  Change in unrealized appreciation (depreciation) on
    investments.............................................          2,357         1,271,831          (917,083)
                                                               ------------      ------------      ------------
      Net gain (loss) on investments........................          2,100         2,239,022           873,864
                                                               ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $      2,074      $  2,255,850      $    980,001
                                                               ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


       AMERICAN       AMERICAN FUNDS    BARON CAPITAL        CALVERT                           DREYFUS IP        DREYFUS VIF
     CENTURY(R) VP    GROWTH-INCOME       ASSETS--           SOCIAL                            TECHNOLOGY        DEVELOPING
        VALUE--           FUND--          INSURANCE         BALANCED         DAVIS VALUE        GROWTH--          LEADERS--
       CLASS II       CLASS 2 SHARES       SHARES           PORTFOLIO         PORTFOLIO      INITIAL SHARES    INITIAL SHARES
    --------------------------------------------------------------------------------------------------------------------------
     $      3,703      $         --     $         --      $        496      $      3,277      $         --      $      1,426
           (1,112)               --           (1,415)           (1,169)             (954)           (1,617)             (725)
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
            2,591                --           (1,415)             (673)            2,323            (1,617)              701
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
          268,661                --          400,155         1,013,097           260,131           148,846           426,473
         (271,612)               --         (371,435)         (962,794)         (261,579)         (138,444)         (456,022)
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
           (2,951)               --           28,720            50,303            (1,448)           10,402           (29,549)
           26,264                --               --               381                --                --            29,484
           49,778               (23)          55,277           (30,913)           47,443             6,531           (31,404)
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
           73,091               (23)          83,997            19,771            45,995            16,933           (31,469)
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
     $     75,682      $        (23)    $     82,582      $     19,098      $     48,318      $     15,316      $    (30,768)
     ============      ============     ============      ============      ============      ============      ============


    FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP                                       FIDELITY(R) VIP
        EQUITY-        FREEDOM 2010      FREEDOM 2020      FREEDOM 2030     FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT
       INCOME--         PORTFOLIO--       PORTFOLIO--       PORTFOLIO--        GROWTH--         INDEX 500--      GRADE BOND--
     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $    217,553      $      3,020      $      2,629      $      3,395      $     16,324      $    301,914      $     94,323
          (31,731)             (530)             (455)             (239)          (12,218)          (88,164)           (9,763)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          185,822             2,490             2,174             3,156             4,106           213,750            84,560
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
        3,610,829           171,195           107,310             1,982         2,780,543         1,691,364           489,860
       (3,196,798)         (167,078)         (106,254)           (1,853)       (2,416,532)       (1,436,382)         (502,370)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          414,031             4,117             1,056               129           364,011           254,982           (12,510)
          791,653               759             1,571             2,347                --                --             5,648
         (228,858)            5,892             5,730            13,032          (187,821)        2,910,407            51,167
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          976,826            10,768             8,357            15,508           176,190         3,165,389            44,305
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  1,162,648      $     13,258      $     10,531      $     18,664      $    180,296      $  3,379,139      $    128,865
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006


                                                                                                  FIDELITY(R) VIP
                                                              FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE
                                                                 MID-CAP--        OVERSEAS--       STRATEGIES--
                                                               INITIAL CLASS     INITIAL CLASS    SERVICE CLASS 2
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $     41,897      $     41,848      $        575
  Mortality and expense risk charges........................        (62,344)          (33,908)           (1,077)
                                                               ------------      ------------      ------------
      Net investment income (loss)..........................        (20,447)            7,940              (502)
                                                               ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      1,773,214         1,752,381            27,363
  Cost of investments sold..................................     (1,288,520)       (1,393,312)          (27,303)
                                                               ------------      ------------      ------------
      Net realized gain (loss) on investments...............        484,694           359,069                60
  Realized gain distribution received.......................      1,418,610            29,092            27,504
  Change in unrealized appreciation (depreciation) on
    investments.............................................       (336,473)          993,316             2,124
                                                               ------------      ------------      ------------
      Net gain (loss) on investments........................      1,556,831         1,381,477            29,688
                                                               ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $  1,546,384      $  1,389,417      $     29,186
                                                               ============      ============      ============


                                                                MFS(R) NEW                         MORGAN STANLEY
                                                                 DISCOVERY      MFS(R) UTILITIES    UIF EMERGING
                                                                 SERIES--           SERIES--       MARKETS DEBT--
                                                               INITIAL CLASS     INITIAL CLASS        CLASS I
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $         --       $      1,160      $     18,846
  Mortality and expense risk charges........................         (1,349)              (623)             (491)
                                                               ------------       ------------      ------------
      Net investment income (loss)..........................         (1,349)               537            18,355
                                                               ------------       ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................        875,632             62,456            81,737
  Cost of investments sold..................................       (809,378)           (59,919)          (83,920)
                                                               ------------       ------------      ------------
      Net realized gain (loss) on investments...............         66,254              2,537            (2,183)
  Realized gain distribution received.......................          8,985              2,203             4,094
  Change in unrealized appreciation (depreciation) on
    investments.............................................        (64,281)            81,763             4,934
                                                               ------------       ------------      ------------
      Net gain (loss) on investments........................         10,958             86,503             6,845
                                                               ------------       ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $      9,609       $     87,040      $     25,200
                                                               ============       ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                          JANUS ASPEN
     JANUS ASPEN                        JANUS ASPEN         SERIES
        SERIES        JANUS ASPEN     SERIES MID CAP       WORLDWIDE           LAZARD          LORD ABBETT         MFS(R)
      BALANCED--     SERIES FORTY--      GROWTH--          GROWTH--          RETIREMENT       SERIES FUND-     INVESTORS TRUST
    INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INTERNATIONAL      MID-CAP VALUE       SERIES--
        SHARES           SHARES           SHARES            SHARES        EQUITY PORTFOLIO      PORTFOLIO       INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------------
     $    300,945     $     12,197     $         --      $     14,825       $     20,090      $     58,236      $        888
          (88,619)          (9,240)         (17,643)           (3,537)            (4,546)          (42,098)             (456)
     ------------     ------------     ------------      ------------       ------------      ------------      ------------
          212,326            2,957          (17,643)           11,288             15,544            16,138               432
     ------------     ------------     ------------      ------------       ------------      ------------      ------------
        4,319,607          516,413        1,394,637           451,386            502,025         4,072,829             4,445
       (3,648,906)        (510,409)      (1,097,159)         (396,347)          (511,104)       (3,425,787)           (3,131)
     ------------     ------------     ------------      ------------       ------------      ------------      ------------
          670,701            6,004          297,478            55,039             (9,079)          647,042             1,314
               --               --               --                --             83,599           941,659                --
          407,252          241,378          264,217            42,800             66,047          (343,541)           20,317
     ------------     ------------     ------------      ------------       ------------      ------------      ------------
        1,077,953          247,382          561,695            97,839            140,567         1,245,160            21,631
     ------------     ------------     ------------      ------------       ------------      ------------      ------------
     $  1,290,279     $    250,339     $    544,052      $    109,127       $    156,111      $  1,261,298      $     22,063
     ============     ============     ============      ============       ============      ============      ============

    MORGAN STANLEY                                                                                                 ROYCE
     UIF EMERGING    MORGAN STANLEY      PIMCO LOW        PIMCO REAL        PIMCO TOTAL       PIMCO U.S.         MICRO-CAP
       MARKETS       UIF U.S. REAL      DURATION--         RETURN--          RETURN--        GOVERNMENT--       PORTFOLIO--
       EQUITY--         ESTATE--      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT
       CLASS I          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS
    -------------------------------------------------------------------------------------------------------------------------
     $     19,161     $     47,333     $     12,408      $     91,467      $    513,256      $      6,943      $      3,570
          (10,754)         (17,234)            (931)           (7,532)          (47,439)             (315)           (4,128)
     ------------     ------------     ------------      ------------      ------------      ------------      ------------
            8,407           30,099           11,477            83,935           465,817             6,628              (558)
     ------------     ------------     ------------      ------------      ------------      ------------      ------------
          140,233        1,866,007          424,555           597,721         2,594,762             1,386           532,512
          (82,291)      (1,182,252)        (433,356)         (632,585)       (2,714,745)           (1,310)         (434,208)
     ------------     ------------     ------------      ------------      ------------      ------------      ------------
           57,942          683,755           (8,801)          (34,864)         (119,983)               76            98,304
           58,847          284,171               --            71,690            75,791            12,129           108,754
          676,531          451,868            7,309          (104,729)           31,689            (9,554)           49,744
     ------------     ------------     ------------      ------------      ------------      ------------      ------------
          793,320        1,419,794           (1,492)          (67,903)          (12,503)            2,651           256,802
     ------------     ------------     ------------      ------------      ------------      ------------      ------------
     $    801,727     $  1,449,893     $      9,985      $     16,032      $    453,314      $      9,279      $    256,244
     ============     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006

                                                                   ROYCE
                                                                 SMALL-CAP       T. ROWE PRICE
                                                                PORTFOLIO--        BLUE CHIP       T. ROWE PRICE
                                                                INVESTMENT          GROWTH         EQUITY INCOME
                                                                   CLASS           PORTFOLIO         PORTFOLIO
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $        914      $     22,059      $    229,834
  Mortality and expense risk charges........................         (2,295)          (28,226)          (54,093)
                                                               ------------      ------------      ------------
      Net investment income (loss)..........................         (1,381)           (6,167)          175,741
                                                               ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................        441,982         4,593,734         4,206,098
  Cost of investments sold..................................       (428,210)       (3,886,740)       (3,553,931)
                                                               ------------      ------------      ------------
      Net realized gain (loss) on investments...............         13,772           706,994           652,167
  Realized gain distribution received.......................         68,043                --           410,216
  Change in unrealized appreciation (depreciation) on
    investments.............................................         65,639           (50,674)        1,153,833
                                                               ------------      ------------      ------------
      Net gain (loss) on investments........................        147,454           656,320         2,216,216
                                                               ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $    146,073      $    650,153      $  2,391,957
                                                               ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                             T. ROWE PRICE        VAN ECK
                                                           T. ROWE PRICE       PERSONAL          WORLDWIDE
     T. ROWE PRICE     T. ROWE PRICE     T. ROWE PRICE      NEW AMERICA        STRATEGY          ABSOLUTE
       INDEX 500       INTERNATIONAL     LIMITED-TERM         GROWTH           BALANCED       RETURN-INITIAL
       PORTFOLIO      STOCK PORTFOLIO   BOND PORTFOLIO       PORTFOLIO         PORTFOLIO       CLASS SHARES
    ---------------------------------------------------------------------------------------------------------
     $      2,742      $     13,952      $     26,724      $        599      $    305,431      $         --
             (283)           (4,403)           (2,358)           (2,969)          (47,717)             (495)
     ------------      ------------      ------------      ------------      ------------      ------------
            2,459             9,549            24,366            (2,370)          257,714              (495)
     ------------      ------------      ------------      ------------      ------------      ------------
            8,149         2,171,978           329,438           273,156         2,753,623             3,008
           (7,405)       (1,952,699)         (334,772)         (260,737)       (2,495,679)           (2,840)
     ------------      ------------      ------------      ------------      ------------      ------------
              744           219,279            (5,334)           12,419           257,944               168
               --             4,186                --            16,769           528,714               525
           11,128           108,801             9,023            48,487           450,126             9,814
     ------------      ------------      ------------      ------------      ------------      ------------
           11,872           332,266             3,689            77,675         1,236,784            10,507
     ------------      ------------      ------------      ------------      ------------      ------------
     $     14,331      $    341,815      $     28,055      $     75,305      $  1,494,498      $     10,012
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2006
and December 31, 2005

                                                                    MAINSTAY VP                     MAINSTAY VP
                                                                      BOND--                  CAPITAL APPRECIATION--
                                                                   INITIAL CLASS                   INITIAL CLASS
                                                          -------------------------------   ---------------------------
                                                                2006             2005           2006           2005
                                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................    $     (8,568)    $    203,072   $    (18,386)  $    (45,385)
    Net realized gain (loss) on investments.............         (41,551)           9,497        815,618       (177,306)
    Realized gain distribution received.................              --               --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................         185,215         (105,852)       (86,249)     1,270,192
                                                            ------------     ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................         135,096          106,717        710,983      1,047,501
                                                            ------------     ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       1,116,821          888,179      3,931,846        114,338
    Cost of insurance...................................        (143,367)        (173,078)      (214,434)       (96,905)
    Policyowners' surrenders............................            (142)              --         (8,996)          (455)
    Net transfers from (to) Fixed Account...............      (1,689,903)         586,450    (11,520,845)     9,508,412
    Transfers between Investment Divisions..............      (4,795,568)          90,682     11,090,572       (327,937)
    Policyowners' death benefits........................              --               --             --        (25,557)
                                                            ------------     ------------   ------------   ------------
      Net contributions and (withdrawals)...............      (5,512,159)       1,392,233      3,278,143      9,171,896
                                                            ------------     ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            (257)            (122)          (936)           130
                                                            ------------     ------------   ------------   ------------
        Increase (decrease) in net assets...............      (5,377,320)       1,498,828      3,988,190     10,219,527
NET ASSETS:
    Beginning of year...................................       7,634,529        6,135,701     18,893,646      8,674,119
                                                            ------------     ------------   ------------   ------------
    End of year.........................................    $  2,257,209     $  7,634,529   $ 22,881,836   $ 18,893,646
                                                            ============     ============   ============   ============

                                                                                                    MAINSTAY VP
                                                                    MAINSTAY VP                     HIGH YIELD
                                                                   GOVERNMENT--                  CORPORATE BOND--
                                                                   INITIAL CLASS                   INITIAL CLASS
                                                          -------------------------------   ---------------------------
                                                                2006             2005           2006           2005
                                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................    $     (2,108)    $     32,460   $     77,588   $    367,858
    Net realized gain (loss) on investments.............          10,673            4,809        699,507         31,611
    Realized gain distribution received.................              --               --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................          24,090          (17,469)       (24,458)      (235,343)
                                                            ------------     ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................          32,655           19,800        752,637        164,126
                                                            ------------     ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................         345,346          247,306      2,307,423      1,870,451
    Cost of insurance...................................         (32,647)         (35,981)      (146,105)      (149,929)
    Policyowners' surrenders............................            (995)         (81,159)          (261)          (383)
    Net transfers from (to) Fixed Account...............          15,930           13,450      1,064,380        604,861
    Transfers between Investment Divisions..............      (1,168,784)         104,871     (4,583,772)        17,139
    Policyowners' death benefits........................              --               --             --             --
                                                            ------------     ------------   ------------   ------------
      Net contributions and (withdrawals)...............        (841,150)         248,487     (1,358,335)     2,342,139
                                                            ------------     ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................             (50)             (29)          (484)           (71)
                                                            ------------     ------------   ------------   ------------
        Increase (decrease) in net assets...............        (808,545)         268,258       (606,182)     2,506,194
NET ASSETS:
    Beginning of year...................................       1,272,069        1,003,811      6,871,881      4,365,687
                                                            ------------     ------------   ------------   ------------
    End of year.........................................    $    463,524     $  1,272,069   $  6,265,699   $  6,871,881
                                                            ============     ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).
(f) For the period January 2006 (Commencement of Investments) through December 2006.
(g) For the period February 2006 (Commencement of Investments) through December 2006.
(h) For the period July 2006 (Commencement of Investments) through December 2006.
(i) For the period August 2006 (Commencement of Investments) through December 2006.
(j) For the period October 2006 (Commencement of Investments) through December 2006.
(k)  For the period December 2006 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                          MAINSTAY VP                   MAINSTAY VP             MAINSTAY VP
            MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--          FLOATING RATE--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS           INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------
        2006           2005           2006           2005           2006           2005           2006(F)
    ---------------------------------------------------------------------------------------------------------
    $  1,829,253   $    283,789   $    327,293   $    655,619   $      7,975   $      6,018    $      7,769
             203            (26)       171,329        843,733         43,418          8,770            (419)
              --             --      2,249,612      1,061,242             --             --              --
          (1,504)           512     11,800,476      3,702,180          6,787         23,251              19
    ------------   ------------   ------------   ------------   ------------   ------------    ------------
       1,827,952        284,275     14,548,710      6,262,774         58,180         38,039           7,369
    ------------   ------------   ------------   ------------   ------------   ------------    ------------
      63,888,470     30,012,696        211,274        727,688        170,189        161,755          27,117
        (481,788)      (192,944)      (468,286)      (467,058)        (4,430)        (4,445)         (4,760)
      (6,842,290)            --             --             --             --       (107,997)             --
       5,955,052     (4,210,621)        53,712     (4,078,880)      (312,935)       135,572         219,149
     (43,004,454)    (6,824,941)        28,685         (4,211)            --        104,871          95,395
              --         (3,383)      (144,432)       (34,354)            --        (38,108)             --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------
      19,514,990     18,780,807       (319,047)    (3,856,815)      (147,176)       251,648         336,901
    ------------   ------------   ------------   ------------   ------------   ------------    ------------
            (244)           (24)        (9,844)         1,035            (20)            (8)             --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------
      21,342,698     19,065,058     14,219,819      2,406,994        (89,016)       289,679         344,270
      34,467,464     15,402,406     89,986,344     87,579,350        518,764        229,085              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------
    $ 55,810,162   $ 34,467,464   $104,206,163   $ 89,986,344   $    429,748   $    518,764    $    344,270
    ============   ============   ============   ============   ============   ============    ============

            MAINSTAY VP
            ICAP SELECT                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
             EQUITY--                 INCOME AND GROWTH--         INTERNATIONAL EQUITY--          LARGE CAP GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $     (1,428)  $      3,166   $      1,506   $      9,768   $   (220,860)  $    594,211   $       (963)  $     (2,531)
          55,597          2,295         13,395          1,209      1,552,756        391,165         16,808        (74,774)
           1,797          7,231         12,618             --        847,211      2,383,016             --             --
          26,459         19,467        119,342          3,622     17,641,986        693,445          6,468         93,685
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          82,425         32,159        146,861         14,599     19,821,093      4,061,837         22,313         16,380
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          17,289        149,075         51,404        454,406      4,330,330      2,349,646         11,450         58,225
         (18,036)       (26,931)       (13,451)        (8,255)    (1,526,537)    (1,320,379)        (9,037)       (15,782)
        (306,096)           (21)        (4,464)            --        (56,808)      (130,532)      (203,162)      (105,596)
          (5,292)        86,525            644          4,961      8,043,149      1,230,363           (841)          (190)
        (293,498)            --     (1,095,151)       418,594      1,893,117         12,929         (2,987)       104,871
              --             --             --             --        (78,149)       (72,802)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (605,633)       208,648     (1,061,018)       869,706     12,605,102      2,069,225       (204,577)        41,528
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (89)             9             --             --        (27,998)           539            (41)            18
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (523,297)       240,816       (914,157)       884,305     32,398,197      6,131,601       (182,305)        57,926
         704,018        463,202        937,566         53,261     59,937,638     53,806,037        374,282        316,356
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    180,721   $    704,018   $     23,409   $    937,566   $ 92,335,835   $ 59,937,638   $    191,977   $    374,282
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                MID CAP CORE--               MID CAP GROWTH--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (142,123)  $    125,248   $    (15,109)  $       (739)
    Net realized gain (loss) on investments.............       320,070        104,195         61,748          9,643
    Realized gain distribution received.................       410,739      4,044,267        173,087            209
    Change in unrealized appreciation (depreciation) on
      investments.......................................     7,192,494      1,608,860        256,842         42,911
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     7,781,180      5,882,570        476,568         52,024
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     3,816,726          9,504      2,049,576        107,694
    Cost of insurance...................................      (247,184)      (176,609)       (30,347)        (4,973)
    Policyowners' surrenders............................       (11,090)        (2,070)        (9,752)            --
    Net transfers from (to) Fixed Account...............     7,741,832       (304,076)     3,618,876        165,859
    Transfers between Investment Divisions..............     5,286,678         38,797      3,279,737          2,128
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    16,586,962       (434,454)     8,908,090        270,708
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        (4,163)          (675)            --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............    24,363,979      5,447,441      9,384,658        322,732
NET ASSETS:
    Beginning of year...................................    43,494,901     38,047,460        466,253        143,521
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $ 67,858,880   $ 43,494,901   $  9,850,911   $    466,253
                                                          ============   ============   ============   ============

                                                                  MAINSTAY VP           A I M V.I. GLOBAL
                                                                    VALUE--             REAL ESTATE FUND--
                                                                 INITIAL CLASS           SERIES I SHARES
                                                          ---------------------------   ------------------
                                                              2006           2005            2006(H)
                                                          ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    221,110   $  1,272,924      $     42,115
    Net realized gain (loss) on investments.............       685,971        425,309               252
    Realized gain distribution received.................     2,525,048             --           150,459
    Change in unrealized appreciation (depreciation) on
      investments.......................................    23,026,574      6,069,743           280,711
                                                          ------------   ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................    26,458,703      7,767,976           473,537
                                                          ------------   ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     2,350,061        493,266           294,216
    Cost of insurance...................................      (756,975)      (630,645)           (1,073)
    Policyowners' surrenders............................        (4,382)            --                --
    Net transfers from (to) Fixed Account...............      (186,230)      (803,283)        4,812,883
    Transfers between Investment Divisions..............     8,462,624        (67,376)              591
    Policyowners' death benefits........................            --             --                --
                                                          ------------   ------------      ------------
      Net contributions and (withdrawals)...............     9,865,098     (1,008,038)        5,106,617
                                                          ------------   ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................       (16,316)         1,054                --
                                                          ------------   ------------      ------------
        Increase (decrease) in net assets...............    36,307,485      6,760,992         5,580,154
NET ASSETS:
    Beginning of year...................................   136,837,033    130,076,041                --
                                                          ------------   ------------      ------------
    End of year.........................................  $173,144,518   $136,837,033      $  5,580,154
                                                          ============   ============      ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).
(f) For the period January 2006 (Commencement of Investments) through December 2006.
(g) For the period February 2006 (Commencement of Investments) through December 2006.
(h) For the period July 2006 (Commencement of Investments) through December 2006.
(i) For the period August 2006 (Commencement of Investments) through December 2006.
(j) For the period October 2006 (Commencement of Investments) through December 2006.
(k)  For the period December 2006 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
          MID CAP VALUE--               S&P 500 INDEX--             SMALL CAP GROWTH--              TOTAL RETURN--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $    (91,632)  $    296,620   $   (158,467)  $    720,969   $     (8,384)  $       (117)  $      3,343   $     17,300
          78,999         44,744       (105,278)      (499,116)       (45,017)         2,703        162,372        (14,605)
         822,468      2,608,661             --             --             39            593         37,819             --
       7,104,275         17,058     19,402,275      5,221,670        149,097           (415)         7,483         89,220
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       7,914,110      2,967,083     19,138,530      5,443,523         95,735          2,764        211,017         91,915
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         114,049         96,927      5,639,756      6,342,477        936,160         92,350        215,115        200,468
        (285,304)      (256,992)    (3,099,259)    (3,026,783)       (10,843)          (734)       (34,943)       (37,174)
          (4,227)          (722)      (127,236)      (192,828)        (9,305)           (70)            --             --
        (101,511)        71,483     (2,022,809)    (4,498,125)       989,414        (65,948)       698,693        263,802
           3,884             --          3,008        184,822      2,561,151             --             --         11,029
              --             --       (282,093)      (164,185)            --             --        (40,057)           345
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (273,109)       (89,304)       111,367     (1,354,622)     4,466,577         25,598        838,808        438,470
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (4,948)           879        (33,016)         5,274             --             --           (350)             1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       7,636,053      2,878,658     19,216,881      4,094,175      4,562,312         28,362      1,049,475        530,386
      57,558,791     54,680,133    135,732,704    131,638,529         34,453          6,091      1,891,029      1,360,643
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 65,194,844   $ 57,558,791   $154,949,585   $135,732,704   $  4,596,765   $     34,453   $  2,940,504   $  1,891,029
    ============   ============   ============   ============   ============   ============   ============   ============

      A I M V.I.                                                                                                AMERICAN FUNDS
     INTERNATIONAL          ALGER AMERICAN                ALGER AMERICAN                   AMERICAN             GROWTH-INCOME
     GROWTH FUND--        LEVERAGED ALLCAP--          SMALL CAPITALIZATION--         CENTURY(R) VP VALUE--      FUND--CLASS 2
    SERIES I SHARES         CLASS O SHARES                CLASS O SHARES                   CLASS II                 SHARES
    ---------------   ---------------------------   ---------------------------   ---------------------------   --------------
        2006(H)           2006           2005           2006           2005           2006           2005          2006(K)
    --------------------------------------------------------------------------------------------------------------------------
     $        249     $       (277)  $        (77)  $     (3,317)  $     (1,193)  $      2,591   $        827    $         --
               15            5,614          4,213         13,865        107,305         (2,951)        (1,309)             --
               --               --             --             --             --         26,264         18,933              --
            3,468           23,371            712        167,676        (68,058)        49,778         (5,719)            (23)
     ------------     ------------   ------------   ------------   ------------   ------------   ------------    ------------
            3,732           28,708          4,848        178,224         38,054         75,682         12,732             (23)
     ------------     ------------   ------------   ------------   ------------   ------------   ------------    ------------
              674           23,963         48,470        442,115        143,157        156,387        100,580              --
             (153)          (1,128)          (385)       (13,852)        (5,567)        (7,405)        (4,986)             --
               --             (942)             3        (56,268)      (118,427)       (57,606)        (1,491)             --
           23,720           20,081        (34,716)       356,148        (28,729)        23,909        (32,634)          5,213
            1,856           46,347         (4,255)       859,133       (223,158)       142,194         56,455              --
               --               --             --             --           (581)            --             --              --
     ------------     ------------   ------------   ------------   ------------   ------------   ------------    ------------
           26,097           88,321          9,117      1,587,276       (233,305)       257,479        117,924           5,213
     ------------     ------------   ------------   ------------   ------------   ------------   ------------    ------------
               --               --             --             (8)            10            (25)            --              --
     ------------     ------------   ------------   ------------   ------------   ------------   ------------    ------------
           29,829          117,029         13,965      1,765,492       (195,241)       333,136        130,656           5,190
               --           26,507         12,542        208,691        403,932        242,833        112,177              --
     ------------     ------------   ------------   ------------   ------------   ------------   ------------    ------------
     $     29,829     $    143,536   $     26,507   $  1,974,183   $    208,691   $    575,969   $    242,833    $      5,190
     ============     ============   ============   ============   ============   ============   ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                                                                  CALVERT
                                                            BARON CAPITAL ASSETS--            SOCIAL BALANCED
                                                               INSURANCE SHARES                  PORTFOLIO
                                                          ---------------------------   ---------------------------
                                                              2006         2005(E)          2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     (1,415)  $         --   $       (673)  $      9,645
    Net realized gain (loss) on investments.............        28,720             --         50,303         38,366
    Realized gain distribution received.................            --             --            381             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................        55,277            457        (30,913)        14,651
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        82,582            457         19,098         62,662
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       178,313             --         91,395        529,974
    Cost of insurance...................................        (4,095)            --         (2,708)       (15,107)
    Policyowners' surrenders............................          (328)            --        (11,126)      (773,021)
    Net transfers from (to) Fixed Account...............       470,499        127,300       (946,151)       (81,989)
    Transfers between Investment Divisions..............         4,854             --           (671)       740,480
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       649,243        127,300       (869,261)       400,337
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            (1)            --             --            (21)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       731,824        127,757       (850,163)       462,978
NET ASSETS:
    Beginning of year...................................       127,757             --        872,296        409,318
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $    859,581   $    127,757   $     22,133   $    872,296
                                                          ============   ============   ============   ============

                                                                      DWS                     FIDELITY(R) VIP
                                                             SMALL CAP INDEX VIP--            CONTRAFUND(R)--
                                                                CLASS A SHARES                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006         2005(E)
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     16,828   $     21,719   $    106,137   $     (3,834)
    Net realized gain (loss) on investments.............       485,340        144,949        777,683         73,994
    Realized gain distribution received.................       481,851        187,454      1,013,264            595
    Change in unrealized appreciation (depreciation) on
      investments.......................................     1,271,831         19,690       (917,083)       630,641
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     2,255,850        373,812        980,001        701,396
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     4,635,135      1,031,110      1,849,468      1,361,219
    Cost of insurance...................................       (84,864)       (42,812)      (151,646)       (93,817)
    Policyowners' surrenders............................            --         (3,975)      (430,378)       (22,011)
    Net transfers from (to) Fixed Account...............     1,015,191      1,728,352      3,017,634        914,912
    Transfers between Investment Divisions..............     8,103,126        178,761      1,898,357        807,606
    Policyowners' death benefits........................            --         (3,483)            --           (495)
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    13,668,588      2,887,953      6,183,435      2,967,414
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (22)            (1)          (257)           (94)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............    15,924,416      3,261,764      7,163,179      3,668,716
NET ASSETS:
    Beginning of year...................................     9,157,709      5,895,945      6,224,153      2,555,437
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $ 25,082,125   $  9,157,709   $ 13,387,332   $  6,224,153
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).
(f) For the period January 2006 (Commencement of Investments) through December 2006.
(g) For the period February 2006 (Commencement of Investments) through December 2006.
(h) For the period July 2006 (Commencement of Investments) through December 2006.
(i) For the period August 2006 (Commencement of Investments) through December 2006.
(j) For the period October 2006 (Commencement of Investments) through December 2006.
(k)  For the period December 2006 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                          DREYFUS IP                    DREYFUS VIF              DREYFUS VIF
               DAVIS                  TECHNOLOGY GROWTH--          DEVELOPING LEADERS--       EMERGING LEADERS--
          VALUE PORTFOLIO               INITIAL SHARES                INITIAL SHARES            INITIAL SHARES
    ---------------------------   ---------------------------   ---------------------------   ------------------
        2006         2005(E)          2006           2005           2006           2005            2006(G)
    ------------------------------------------------------------------------------------------------------------
    $      2,323   $      1,904   $     (1,617)  $     (1,307)  $        701   $       (785)     $        (26)
          (1,448)            --         10,402          2,774        (29,549)         1,524            (1,070)
              --             --             --             --         29,484             --               813
          47,443         (4,820)         6,531         26,907        (31,404)        20,303             2,357
    ------------   ------------   ------------   ------------   ------------   ------------      ------------
          48,318         (2,916)        15,316         28,374        (30,768)        21,042             2,074
    ------------   ------------   ------------   ------------   ------------   ------------      ------------
         110,179             --         38,310         89,630         85,931        102,286             1,025
          (6,022)            --         (5,270)        (4,456)        (4,990)        (7,080)           (1,036)
              --             --         (7,126)            --         (5,507)          (931)             (314)
         105,527             --          1,815        (63,380)      (302,249)        20,770            11,837
              --        203,000         (2,892)       153,394        (39,019)        (4,470)            4,854
              --             --             --             --             --           (568)               --
    ------------   ------------   ------------   ------------   ------------   ------------      ------------
         209,684        203,000         24,837        175,188       (265,834)       110,007            16,366
    ------------   ------------   ------------   ------------   ------------   ------------      ------------
             (12)            --             --             (1)            --              5                --
    ------------   ------------   ------------   ------------   ------------   ------------      ------------
         257,990        200,084         40,153        203,561       (296,602)       131,054            18,440
         200,084             --        336,137        132,576        331,132        200,078                --
    ------------   ------------   ------------   ------------   ------------   ------------      ------------
    $    458,074   $    200,084   $    376,290   $    336,137   $     34,530   $    331,132      $     18,440
    ============   ============   ============   ============   ============   ============      ============

          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP             FIDELITY(R) VIP
          EQUITY-INCOME--          FREEDOM 2010 PORTFOLIO--      FREEDOM 2020 PORTFOLIO--     FREEDOM 2030 PORTFOLIO--
           INITIAL CLASS                INITIAL SHARES                INITIAL SHARES               INITIAL SHARES
    ---------------------------   ---------------------------   ---------------------------   ------------------------
        2006           2005           2006         2005(E)          2006         2005(E)              2006(I)
    ------------------------------------------------------------------------------------------------------------------
    $    185,822   $     40,800   $      2,490   $      1,081   $      2,174   $        475         $      3,156
         414,031         26,380          4,117             --          1,056             --                  129
         791,653        141,663            759             --          1,571             --                2,347
        (228,858)        66,269          5,892           (614)         5,730           (521)              13,032
    ------------   ------------   ------------   ------------   ------------   ------------         ------------
       1,162,648        275,112         13,258            467         10,531            (46)              18,664
    ------------   ------------   ------------   ------------   ------------   ------------         ------------
       1,345,542      1,336,625            974        220,433          2,247         82,662                    1
         (91,115)       (91,023)        (3,848)            --         (3,542)            --               (1,744)
         (93,986)        (6,389)            --             --             --             --                   --
         639,272        672,091        (51,761)            --         85,190             --              213,429
        (434,164)       (37,586)            --             --             --             --                   --
              --             --             --             --             --             --                   --
    ------------   ------------   ------------   ------------   ------------   ------------         ------------
       1,365,549      1,873,718        (54,635)       220,433         83,895         82,662              211,686
    ------------   ------------   ------------   ------------   ------------   ------------         ------------
            (652)            51             --             --             --             --                   --
    ------------   ------------   ------------   ------------   ------------   ------------         ------------
       2,527,545      2,148,881        (41,377)       220,900         94,426         82,616              230,350
       5,806,868      3,657,987        220,900             --         82,616             --                   --
    ------------   ------------   ------------   ------------   ------------   ------------         ------------
    $  8,334,413   $  5,806,868   $    179,523   $    220,900   $    177,042   $     82,616         $    230,350
    ============   ============   ============   ============   ============   ============         ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                                FIDELITY(R) VIP               FIDELITY(R) VIP
                                                                   GROWTH--                     INDEX 500--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $      4,106   $        595   $    213,750   $     74,929
    Net realized gain (loss) on investments.............       364,011         18,020        254,982         65,299
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................      (187,821)       214,684      2,910,407        517,985
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       180,296        233,299      3,379,139        658,213
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       660,442      1,476,571      6,615,561      7,303,982
    Cost of insurance...................................       (21,517)       (30,149)      (360,696)      (226,202)
    Policyowners' surrenders............................           (68)          (671)       (75,153)        (8,484)
    Net transfers from (to) Fixed Account...............    (2,132,116)       373,028        701,180      1,330,138
    Transfers between Investment Divisions..............            --         (5,559)     1,369,142      1,201,225
    Policyowners' death benefits........................            --             --             --           (566)
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    (1,493,259)     1,813,220      8,250,034      9,600,093
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            (9)             3           (119)             9
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............    (1,312,972)     2,046,522     11,629,054     10,258,315
NET ASSETS:
    Beginning of year...................................     3,952,044      1,905,522     16,626,031      6,367,716
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  2,639,072   $  3,952,044   $ 28,255,085   $ 16,626,031
                                                          ============   ============   ============   ============

                                                                  JANUS ASPEN
                                                                    SERIES                      JANUS ASPEN
                                                                  BALANCED--                  SERIES FORTY--
                                                             INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006         2005(C)
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    212,326   $    225,951   $      2,957   $        193
    Net realized gain (loss) on investments.............       670,701        230,276          6,004             12
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       407,252        510,298        241,378          3,571
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     1,290,279        966,525        250,339          3,776
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     1,095,253        790,409      1,292,732        193,728
    Cost of insurance...................................      (411,044)      (391,439)       (23,723)          (730)
    Policyowners' surrenders............................      (294,012)          (659)            --             --
    Net transfers from (to) Fixed Account...............        25,025         54,597      2,245,576        110,151
    Transfers between Investment Divisions..............    (2,835,208)      (522,881)         4,733             --
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    (2,419,986)       (69,973)     3,519,318        303,149
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        (2,141)          (216)            --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............    (1,131,848)       896,336      3,769,657        306,925
NET ASSETS:
    Beginning of year...................................    14,262,324     13,365,988        306,925             --
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $ 13,130,476   $ 14,262,324   $  4,076,582   $    306,925
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).
(f) For the period January 2006 (Commencement of Investments) through December 2006.
(g) For the period February 2006 (Commencement of Investments) through December 2006.
(h) For the period July 2006 (Commencement of Investments) through December 2006.
(i) For the period August 2006 (Commencement of Investments) through December 2006.
(j) For the period October 2006 (Commencement of Investments) through December 2006.
(k)  For the period December 2006 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

          FIDELITY(R) VIP
            INVESTMENT                  FIDELITY(R) VIP               FIDELITY(R) VIP            FIDELITY(R) VIP VALUE
           GRADE BOND--                    MID-CAP--                    OVERSEAS--                   STRATEGIES--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                SERVICE CLASS 2
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $     84,560   $     37,551   $    (20,447)  $    (27,369)  $      7,940   $     (1,481)  $       (502)  $       (246)
         (12,510)       (10,599)       484,694        257,535        359,069         33,973             60            553
           5,648         25,436      1,418,610         90,375         29,092          4,048         27,504            905
          51,167        (14,816)      (336,473)     1,124,135        993,316        542,300          2,124          4,851
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         128,865         37,572      1,546,384      1,444,676      1,389,417        578,840         29,186          6,063
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,156,230        673,342      4,024,766      2,681,799      2,630,033      2,070,464         53,912         64,256
         (63,884)       (31,136)      (210,532)      (103,802)      (124,051)       (34,667)        (3,613)        (1,737)
          (2,015)       (16,661)        (4,694)        (1,351)       (48,831)            --         (4,404)        (2,527)
         332,897        319,590      1,522,308      1,513,327      3,150,253        148,804         50,592         30,412
         202,871        321,703        908,221        303,538      2,751,004        826,210             --          5,955
              --         (3,341)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,626,099      1,263,497      6,240,069      4,393,511      8,358,408      3,010,811         96,487         96,359
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (26)            (7)           (85)           (22)           (12)            (6)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,754,938      1,301,062      7,786,368      5,838,165      9,747,813      3,589,645        125,673        102,422
       2,341,254      1,040,192     10,651,589      4,813,424      4,294,308        704,663        129,262         26,840
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  4,096,192   $  2,341,254   $ 18,437,957   $ 10,651,589   $ 14,042,121   $  4,294,308   $    254,935   $    129,262
    ============   ============   ============   ============   ============   ============   ============   ============

            JANUS ASPEN                   JANUS ASPEN                                                 LORD ABBETT
              SERIES                        SERIES                   LAZARD RETIREMENT               SERIES FUND--
         MID CAP GROWTH--             WORLDWIDE GROWTH--           INTERNATIONAL EQUITY              MID-CAP VALUE
       INSTITUTIONAL SHARES          INSTITUTIONAL SHARES                PORTFOLIO                     PORTFOLIO
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006         2005(A)          2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $    (17,643)  $     (5,517)  $     11,288   $      8,645   $     15,544   $         80   $     16,138   $     17,291
         297,478         10,073         55,039        (26,593)        (9,079)           (11)       647,042        214,070
              --             --             --             --         83,599            162        941,659        523,295
         264,217        237,121         42,800         65,234         66,047          1,714       (343,541)      (189,675)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         544,052        241,677        109,127         47,286        156,111          1,945      1,261,298        564,981
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         698,488      1,564,589        176,355        265,319        271,218         15,988      3,160,540      3,347,097
         (45,381)       (22,343)       (22,286)       (24,369)       (23,489)          (410)      (186,938)      (148,685)
         (45,450)            --       (144,751)          (615)        (9,375)          (513)       (19,095)       (11,530)
         301,232        329,582        (81,648)       115,260      1,857,333          9,366     (2,130,138)      (611,438)
         350,376        636,653           (701)      (278,479)        12,876             --        818,056             --
              --           (587)            --             --             --             --             --        (11,712)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,259,265      2,507,894        (73,031)        77,116      2,108,563         24,431      1,642,425      2,563,732
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --            (65)            24             --             --             (9)             9
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,803,317      2,749,571         36,031        124,426      2,264,674         26,376      2,903,714      3,128,722
       3,387,906        638,335        839,007        714,581         26,376             --      9,168,628      6,039,906
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  5,191,223   $  3,387,906   $    875,038   $    839,007   $  2,291,050   $     26,376   $ 12,072,342   $  9,168,628
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                                    MFS(R)                        MFS(R)
                                                                   INVESTORS                   NEW DISCOVERY
                                                                TRUST SERIES--                   SERIES--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $        432   $        502   $     (1,349)  $     (1,757)
    Net realized gain (loss) on investments.............         1,314          1,103         66,254         13,572
    Realized gain distribution received.................            --             --          8,985             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................        20,317         10,027        (64,281)        26,340
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        22,063         11,632          9,609         38,155
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................            --             --        162,190        222,612
    Cost of insurance...................................        (3,993)        (4,558)        (2,620)        (4,364)
    Policyowners' surrenders............................            --             --             --            (68)
    Net transfers from (to) Fixed Account...............            --             --       (748,473)        21,687
    Transfers between Investment Divisions..............            --             --         (1,856)         2,964
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............        (3,993)        (4,558)      (590,759)       242,831
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (15)            (2)            --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............        18,055          7,072       (581,150)       280,986
NET ASSETS:
    Beginning of year...................................       175,991        168,919        596,242        315,256
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $    194,046   $    175,991   $     15,092   $    596,242
                                                          ============   ============   ============   ============

                                                                     PIMCO                      PIMCO REAL
                                                                LOW DURATION--                   RETURN--
                                                                ADMINISTRATIVE                ADMINISTRATIVE
                                                                 CLASS SHARES                  CLASS SHARES
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     11,477   $      6,405   $     83,935   $     27,061
    Net realized gain (loss) on investments.............        (8,801)          (110)       (34,864)          (396)
    Realized gain distribution received.................            --            765         71,690         14,971
    Change in unrealized appreciation (depreciation) on
      investments.......................................         7,309         (5,257)      (104,729)       (33,847)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................         9,985          1,803         16,032          7,789
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       194,828          2,127        808,304      1,198,758
    Cost of insurance...................................        (9,720)        (5,696)       (30,750)       (22,003)
    Policyowners' surrenders............................        (1,331)          (557)            --             --
    Net transfers from (to) Fixed Account...............      (215,508)         9,163        233,571         82,553
    Transfers between Investment Divisions..............            --         78,878        311,321          4,363
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       (31,731)        83,915      1,322,446      1,263,671
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            --             (1)            --             (1)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       (21,746)        85,717      1,338,478      1,271,459
NET ASSETS:
    Beginning of year...................................       286,242        200,525      1,373,653        102,194
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $    264,496   $    286,242   $  2,712,131   $  1,373,653
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).
(f) For the period January 2006 (Commencement of Investments) through December 2006.
(g) For the period February 2006 (Commencement of Investments) through December 2006.
(h) For the period July 2006 (Commencement of Investments) through December 2006.
(i) For the period August 2006 (Commencement of Investments) through December 2006.
(j) For the period October 2006 (Commencement of Investments) through December 2006.
(k)  For the period December 2006 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

              MFS(R)                  MORGAN STANLEY UIF            MORGAN STANLEY UIF            MORGAN STANLEY UIF
        UTILITIES SERIES--             EMERGING MARKETS              EMERGING MARKETS             U.S. REAL ESTATE--
           INITIAL CLASS                 DEBT--CLASS I                EQUITY--CLASS I                   CLASS I
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $        537   $        (25)  $     18,355   $      2,953   $      8,407   $        336   $     30,099   $     21,598
           2,537            133         (2,183)          (234)        57,942         57,076        683,755        246,374
           2,203             --          4,094            654         58,847             --        284,171         66,074
          81,763          1,311          4,934          3,486        676,531        289,191        451,868         80,835
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          87,040          1,419         25,200          6,859        801,727        346,603      1,449,893        414,881
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          61,698         13,483         94,301         10,035      1,071,018        678,038        997,848      1,181,102
          (4,312)          (307)        (4,073)          (677)       (27,956)       (15,653)       (42,030)       (27,187)
          (1,116)          (920)          (348)            --         (4,665)      (262,081)       (66,314)        (6,636)
         322,249         10,128        101,855         54,318         42,633         61,337       (998,028)       177,873
         131,343             --         12,163          8,624         49,374        235,712      1,053,534       (275,594)
              --             --             --             --             --             --             --         (3,137)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         509,862         22,384        203,898         72,300      1,130,404        697,353        945,010      1,046,421
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             (5)            (2)           (46)           (41)           (97)           (34)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         596,902         23,803        229,093         79,157      1,932,085      1,043,915      2,394,806      1,461,268
          23,803             --         79,590            433      1,553,977        510,062      3,221,758      1,760,490
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    620,705   $     23,803   $    308,683   $     79,590   $  3,486,062   $  1,553,977   $  5,616,564   $  3,221,758
    ============   ============   ============   ============   ============   ============   ============   ============

            PIMCO TOTAL             PIMCO U.S.
             RETURN--              GOVERNMENT--          ROYCE MICRO-CAP               ROYCE SMALL-CAP
          ADMINISTRATIVE          ADMINISTRATIVE           PORTFOLIO--                   PORTFOLIO--
           CLASS SHARES            CLASS SHARES         INVESTMENT CLASS              INVESTMENT CLASS
    ---------------------------   --------------   ---------------------------   ---------------------------
        2006           2005          2006(H)           2006           2005           2006         2005(D)
    --------------------------------------------------------------------------------------------------------
    $    465,817   $    182,039    $      6,628    $       (558)  $      2,460   $     (1,381)  $        (27)
        (119,983)       (10,318)             76          98,304           (701)        13,772              1
          75,791        132,551          12,129         108,754         12,282         68,043          1,710
          31,689       (218,654)         (9,554)         49,744         70,495         65,639            638
    ------------   ------------    ------------    ------------   ------------   ------------   ------------
         453,314         85,618           9,279         256,244         84,536        146,073          2,322
    ------------   ------------    ------------    ------------   ------------   ------------   ------------
       4,435,649      4,232,903          84,665         216,013        114,313        434,285             --
        (179,508)      (116,878)         (1,031)        (17,973)       (10,115)       (15,572)           (30)
          (4,645)        (1,813)             --         (83,846)          (478)           (75)            --
         169,002        300,689              --         634,422        310,688        170,896        185,191
         960,461      1,078,193         486,487         324,127          4,363        622,620             --
              --         (5,037)             --              --             --             --             --
    ------------   ------------    ------------    ------------   ------------   ------------   ------------
       5,380,959      5,488,057         570,121       1,072,743        418,771      1,212,154        185,161
    ------------   ------------    ------------    ------------   ------------   ------------   ------------
              (5)            (1)             --             (33)            (5)            (4)            --
    ------------   ------------    ------------    ------------   ------------   ------------   ------------
       5,834,268      5,573,674         579,400       1,328,954        503,302      1,358,223        187,483
       8,600,749      3,027,075              --         798,026        294,724        187,483             --
    ------------   ------------    ------------    ------------   ------------   ------------   ------------
    $ 14,435,017   $  8,600,749    $    579,400    $  2,126,980   $    798,026   $  1,545,706   $    187,483
    ============   ============    ============    ============   ============   ============   ============


         SCUDDER VIT EAFE(R)
         EQUITY INDEX FUND--
           CLASS A SHARES
     ---------------------------
         2006           2005
     ---------------------------
     $         --   $         (1)
               --            177
               --             --
               --           (143)
     ------------   ------------
               --             33
     ------------   ------------
               --             --
               --             (4)
               --             --
               --             --
               --         (1,447)
               --             --
     ------------   ------------
               --         (1,451)
     ------------   ------------
               --             --
     ------------   ------------
               --         (1,418)
               --          1,418
     ------------   ------------
     $         --   $         --
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                                 T. ROWE PRICE                 T. ROWE PRICE
                                                               BLUE CHIP GROWTH                EQUITY INCOME
                                                                   PORTFOLIO                     PORTFOLIO
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     (6,167)  $    (11,059)  $    175,741   $    121,326
    Net realized gain (loss) on investments.............       706,994         15,504        652,167        145,464
    Realized gain distribution received.................            --             --        410,216        500,340
    Change in unrealized appreciation (depreciation) on
      investments.......................................       (50,674)       460,485      1,153,833       (393,123)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       650,153        464,930      2,391,957        374,007
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     1,968,466      2,809,840      3,722,787      3,801,757
    Cost of insurance...................................      (136,653)      (152,473)      (263,884)      (194,291)
    Policyowners' surrenders............................       (10,295)        (8,594)       (78,061)      (394,951)
    Net transfers from (to) Fixed Account...............    (3,407,052)       503,029     (2,662,056)     1,289,593
    Transfers between Investment Divisions..............           948             --        635,837        579,636
    Policyowners' death benefits........................            --        (20,784)            --        (55,992)
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    (1,584,586)     3,131,018      1,354,623      5,025,752
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (20)             2           (405)            59
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............      (934,453)     3,595,950      3,746,175      5,399,818
NET ASSETS:
    Beginning of year...................................     8,297,691      4,701,741     11,475,755      6,075,937
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  7,363,238   $  8,297,691   $ 15,221,930   $ 11,475,755
                                                          ============   ============   ============   ============

                                                                 T. ROWE PRICE                    VAN ECK
                                                               PERSONAL STRATEGY                 WORLDWIDE
                                                                   BALANCED                  ABSOLUTE RETURN--
                                                                   PORTFOLIO               INITIAL CLASS SHARES
                                                          ---------------------------   ---------------------------
                                                              2006           2005           2006           2005
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    257,714   $     97,382   $       (495)  $       (222)
    Net realized gain (loss) on investments.............       257,944         41,087            168            (26)
    Realized gain distribution received.................       528,714         64,965            525             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       450,126        203,506          9,814             28
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     1,494,498        406,940         10,012           (220)
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     4,413,377      2,168,618         31,513         38,629
    Cost of insurance...................................      (134,071)       (68,712)          (786)          (383)
    Policyowners' surrenders............................        (9,649)           (23)        (1,597)           (11)
    Net transfers from (to) Fixed Account...............     2,050,557         59,809        129,649         31,967
    Transfers between Investment Divisions..............     3,861,563         43,108             --         (4,260)
    Policyowners' death benefits........................            --         (4,094)            --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    10,181,777      2,198,706        158,779         65,942
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............    11,676,275      2,605,646        168,791         65,722
NET ASSETS:
    Beginning of year...................................     7,790,157      5,184,511         75,101          9,379
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $ 19,466,432   $  7,790,157   $    243,892   $     75,101
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).
(f) For the period January 2006 (Commencement of Investments) through December 2006.
(g) For the period February 2006 (Commencement of Investments) through December 2006.
(h) For the period July 2006 (Commencement of Investments) through December 2006.
(i) For the period August 2006 (Commencement of Investments) through December 2006.
(j) For the period October 2006 (Commencement of Investments) through December 2006.
(k)  For the period December 2006 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

           T. ROWE PRICE                 T. ROWE PRICE                 T. ROWE PRICE                 T. ROWE PRICE
             INDEX 500                   INTERNATIONAL                 LIMITED-TERM               NEW AMERICA GROWTH
             PORTFOLIO                  STOCK PORTFOLIO               BOND PORTFOLIO                   PORTFOLIO
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006         2005(B)          2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $      2,459   $        111   $      9,549   $      8,636   $     24,366   $     10,214   $     (2,370)  $       (552)
             744             66        219,279         14,170         (5,334)        (5,679)        12,419          3,456
              --             --          4,186          2,263             --             --         16,769             --
          11,128            421        108,801         63,425          9,023           (624)        48,487         15,905
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          14,331            598        341,815         88,494         28,055          3,911         75,305         18,809
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          25,904         10,400        172,966        111,945        367,954        102,423         89,824        301,434
          (2,859)          (435)       (23,258)       (13,673)       (16,374)        (7,119)       (16,018)        (4,957)
          (4,554)            --             --           (359)        (4,999)        (2,644)       (51,485)          (998)
         290,729         13,220        514,931         28,928        180,383        118,915        684,511        150,782
              --             --       (374,496)        66,927             --        (56,790)            --         10,468
              --             --             --             --             --         (3,361)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         309,220         23,185        290,143        193,768        526,964        151,424        706,832        456,729
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --            (40)           (10)            (2)            (1)            (9)            (2)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         323,551         23,783        631,918        282,252        555,017        155,334        782,128        475,536
          23,783             --        649,499        367,247        418,556        263,222        524,247         48,711
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    347,334   $     23,783   $  1,281,417   $    649,499   $    973,573   $    418,556   $  1,306,375   $    524,247
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies (CSVUL) ("Series 1 policies"), CorpExec VUL II policies (CESVUL2) ("Series 2 policies"), CorpExec VUL III policies (CESVUL3) ("Series 3 policies"), CorpExec VUL IV policies (CESVUL4) ("Series 3 policies"), and CorpExec VUL V policies (CESVUL5) ("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
  The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund, Inc., the A I M Advisors, Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the BAMCO, Inc., the Calvert Variable Series, Inc., the Davis Selected Advisors, L.P., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, Lazard Asset Management LLC, the Lord Abbett Series Fund, Inc., the MFS(R) Variable Insurance Trust(SM), Pacific Investment Management Company LLC, the Universal Institutional Funds, Inc., DWS Investments VIT Funds, Royce and Associates, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the Van Eck Associates Corporation (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.
  New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., and Lord Abbett & Company LLC, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective July 3, 2006, Institutional Capital LLC ("ICAP"), a wholly-owned subsidiary of NYLIM Holdings, became an interim sub-adviser, having replaced The Dreyfus Corporation. At a special meeting of shareholders held on September 28, 2006 a new subadvisory agreement between NYLIM and ICAP was approved.
  The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity (formerly known as MainStay VP Basic Value) MainStay VP Income and Growth
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
A I M V.I. Global Real Estate Fund--Series I Shares
A I M V.I. International Growth Fund--Series I Shares
Alger American Leveraged AllCap--Class O Shares
Alger American Small Capitalization--Class O Shares
American Century(R) VP Value--Class II
American Funds Asset Allocation Fund--Class 2 Shares
American Funds Global Small Capitalization--Class 2 Shares
American Funds Growth Fund--Class 2 Shares
American Funds Growth-Income Fund--Class 2 Shares
American Funds International Fund--Class 2 Shares
Baron Capital Assets--Insurance Shares
Calvert Social Balanced Portfolio
Davis Value Portfolio
Delaware VIP International Value Equity Series--Standard Class
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
Dreyfus VIF Emerging Leaders--Initial Shares
DWS Small Cap Index VIP--Class A Shares
  (formerly known as Scudder VIT Small Cap Index Fund--Class A Shares) Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Freedom 2010 Portfolio--Initial Shares
Fidelity(R) VIP Freedom 2020 Portfolio--Initial Shares
Fidelity(R) VIP Freedom 2030 Portfolio--Initial Shares
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid-Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Fidelity(R) VIP Value Strategies--Service Class 2
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Forty--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
Lazard Retirement International Equity Portfolio
Lord Abbett Series Fund--Mid-Cap Value Portfolio
MFS(R) Investors Trust Series--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

MFS(R) New Discovery Series--Initial Class
MFS(R) Utilities Series--Initial Class
Morgan Stanley UIF Emerging Markets Debt--Class I
Morgan Stanley UIF Emerging Markets Equity--Class I
Morgan Stanley UIF U.S. Real Estate--Class I
Neuberger Berman AMT Partners Portfolio--Class I
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
PIMCO U.S. Government--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio and Van Eck Worldwide Absolute Return--Initial Class Shares

  Not all Investment Divisions are available on all policies. No new investments may be added to the MFS(R) Investors Trust Series--Initial Class.

  All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

  At the close of the financial reporting period, there have been no investments in the following investment divisions: American Funds Asset Allocation Fund--Class 2 Shares, American Funds Global Small Capitalization--Class 2 Shares, American Funds Growth Fund--Class 2 Shares, American Funds International Fund--Class 2 Shares, Delaware VIP International Value Equity Series--Standard Class, and Neuberger Berman AMT Partners Portfolio--Class I.

  Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the year 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the year 2002 was the net investment income to average net assets ratio.

  The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

  In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining the fair value of certain assets held by the individual funds that policies are invested in. The Standard is effective January 1, 2008, but could be adopted earlier by the individual funds.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's)
--------------------------------------------------------------------------------

At December 31, 2006, the investments of CSVUL Separate Account-I are as follows:


                                                            MAINSTAY VP                         MAINSTAY VP
                                          MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                                            BOND--        APPRECIATION--         CASH             STOCK--
                                         INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                                        ---------------------------------------------------------------------
Number of shares......................          166               944            55,617             4,255
Identified cost.......................     $  2,197          $ 21,808          $ 55,617          $ 80,598


                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           LARGE CAP          MID CAP           MID CAP           MID CAP
                                           GROWTH--           CORE--           GROWTH--           VALUE--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------
Number of shares......................           16             4,330               675             4,703
Identified cost.......................     $    164          $ 54,136          $  9,542          $ 52,485

  Investment activity for the year ended December 31, 2006, was as follows:


                                                            MAINSTAY VP                         MAINSTAY VP
                                          MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                                            BOND--        APPRECIATION--         CASH             STOCK--
                                         INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                                        ---------------------------------------------------------------------
Purchases.............................     $  1,999          $ 22,755          $129,892          $  3,322
Proceeds from sales...................        7,528            19,492           108,605             1,061


                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           LARGE CAP          MID CAP           MID CAP           MID CAP
                                           GROWTH--           CORE--           GROWTH--           VALUE--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------
Purchases.............................     $     14          $ 19,341          $ 12,320          $  1,120
Proceeds from sales...................          219             2,483             3,256               659

Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                     MAINSTAY VP
                     MAINSTAY VP                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP      FLOATING       MAINSTAY VP      CORPORATE      ICAP SELECT     INCOME AND     INTERNATIONAL
    CONVERTIBLE--      RATE--       GOVERNMENT--       BOND--         EQUITY--        GROWTH--        EQUITY--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -------------------------------------------------------------------------------------------------------------
            34               35             43              594              28              75           4,950
      $    389         $    342       $    458         $  5,944        $    303        $    892        $ 67,800

                                                                                                             ALGER
     MAINSTAY VP     MAINSTAY VP                                       A I M V.I.        A I M V.I.         AMERICAN
       S&P 500        SMALL CAP      MAINSTAY VP      MAINSTAY VP      GLOBAL REAL      INTERNATIONAL      LEVERAGED
       INDEX--        GROWTH--      TOTAL RETURN--      VALUE--       ESTATE FUND--     GROWTH FUND--       ALLCAP--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS   SERIES I SHARES   SERIES I SHARES   CLASS O SHARES
    -------------------------------------------------------------------------------------------------------------------
          5,350             388              157           8,586              194                  1               3
       $140,967        $  4,448         $  2,786        $133,766         $  5,299           $     26        $    119

                                                     MAINSTAY VP
                     MAINSTAY VP                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP      FLOATING       MAINSTAY VP      CORPORATE      ICAP SELECT     INCOME AND     INTERNATIONAL
    CONVERTIBLE--      RATE--       GOVERNMENT--       BOND--         EQUITY--        GROWTH--        EQUITY--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -------------------------------------------------------------------------------------------------------------
      $    180         $    406       $    433         $  4,711        $     23        $     70        $ 20,657
           319               63          1,278            6,000             426             121           7,417

                                                                                                             ALGER
     MAINSTAY VP     MAINSTAY VP                                       A I M V.I.        A I M V.I.         AMERICAN
       S&P 500        SMALL CAP      MAINSTAY VP      MAINSTAY VP      GLOBAL REAL      INTERNATIONAL      LEVERAGED
       INDEX--        GROWTH--      TOTAL RETURN--      VALUE--       ESTATE FUND--     GROWTH FUND--       ALLCAP--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS   SERIES I SHARES   SERIES I SHARES   CLASS O SHARES
    -------------------------------------------------------------------------------------------------------------------
       $ 22,149        $  6,529         $  2,055        $ 19,986         $  5,302           $     26        $    166
         22,191           2,070            1,174           7,366                3                 --              78

--------------------------------------------------------------------------------

                                             ALGER
                                            AMERICAN          AMERICAN       AMERICAN FUNDS     BARON CAPITAL
                                             SMALL          CENTURY(R) VP     GROWTH-INCOME       ASSETS--
                                        CAPITALIZATION--       VALUE--           FUND--           INSURANCE
                                         CLASS O SHARES       CLASS II       CLASS 2 SHARES        SHARES
                                        ----------------------------------------------------------------------
Number of shares......................            69                66                --                27
Identified cost.......................      $  1,789          $    524          $      5          $    804


                                                          FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                        FIDELITY(R) VIP    FREEDOM 2010      FREEDOM 2020      FREEDOM 2030
                                        EQUITY-INCOME--     PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
                                         INITIAL CLASS    INITIAL SHARES    INITIAL SHARES    INITIAL SHARES
                                        ---------------------------------------------------------------------
Number of shares......................          272                15                15                19
Identified cost.......................     $  6,854          $    174          $    172          $    217

                                             ALGER
                                            AMERICAN          AMERICAN       AMERICAN FUNDS     BARON CAPITAL
                                             SMALL          CENTURY(R) VP     GROWTH-INCOME       ASSETS--
                                        CAPITALIZATION--       VALUE--           FUND--           INSURANCE
                                         CLASS O SHARES       CLASS II       CLASS 2 SHARES        SHARES
                                        ----------------------------------------------------------------------
Purchases.............................      $  2,105          $    555          $      5          $  1,048
Proceeds from sales...................           521               269                --               400


                                                          FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                        FIDELITY(R) VIP    FREEDOM 2010      FREEDOM 2020      FREEDOM 2030
                                        EQUITY-INCOME--     PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
                                         INITIAL CLASS    INITIAL SHARES    INITIAL SHARES    INITIAL SHARES
                                        ---------------------------------------------------------------------
Purchases.............................     $  4,757          $    120          $    195          $    219
Proceeds from sales...................        3,611               171               107                 2

Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      CALVERT                     DREYFUS IP      DREYFUS VIF      DREYFUS VIF       DWS SMALL
      SOCIAL                      TECHNOLOGY       DEVELOPING        EMERGING        CAP INDEX      FIDELITY(R) VIP
     BALANCED     DAVIS VALUE      GROWTH--        LEADERS--        LEADERS--          VIP--        CONTRAFUND(R)--
     PORTFOLIO     PORTFOLIO    INITIAL SHARES   INITIAL SHARES   INITIAL SHARES   CLASS A SHARES    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------
           11            31              40                1                1            1,556               425
     $     21      $    416        $    342         $     32         $     16         $ 23,621          $ 13,296

                                                                                                                 JANUS ASPEN
                                        FIDELITY(R) VIP                                       FIDELITY(R) VIP      SERIES
    FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE         BALANCED--
       GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--        OVERSEAS--       STRATEGIES--     INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERVICE CLASS 2      SHARES
    -------------------------------------------------------------------------------------------------------------------------
              74               175               321               530               586                19              471
        $  2,456          $ 24,232          $  4,061          $ 16,932          $ 12,416          $    245         $ 11,438


      CALVERT                     DREYFUS IP      DREYFUS VIF      DREYFUS VIF       DWS SMALL
      SOCIAL                      TECHNOLOGY       DEVELOPING        EMERGING        CAP INDEX      FIDELITY(R) VIP
     BALANCED     DAVIS VALUE      GROWTH--        LEADERS--        LEADERS--          VIP--        CONTRAFUND(R)--
     PORTFOLIO     PORTFOLIO    INITIAL SHARES   INITIAL SHARES   INITIAL SHARES   CLASS A SHARES    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------
     $    144      $    472        $    171         $    191         $     24         $ 23,836          $ 10,455
        1,013           260             149              426                7            9,667             3,158

                                                                                                                 JANUS ASPEN
                                        FIDELITY(R) VIP                                       FIDELITY(R) VIP      SERIES
    FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE         BALANCED--
       GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--        OVERSEAS--       STRATEGIES--     INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERVICE CLASS 2      SHARES
    -------------------------------------------------------------------------------------------------------------------------
        $  1,297          $ 10,152          $  2,207          $  9,424          $ 10,149          $    151         $  2,107
           2,781             1,691               490             1,773             1,752                27            4,320

--------------------------------------------------------------------------------

                                                            JANUS ASPEN       JANUS ASPEN
                                                              SERIES            SERIES            LAZARD
                                          JANUS ASPEN         MID CAP          WORLDWIDE        RETIREMENT
                                        SERIES FORTY--       GROWTH--          GROWTH--        INTERNATIONAL
                                         INSTITUTIONAL    INSTITUTIONAL--    INSTITUTIONAL        EQUITY
                                            SHARES            SHARES            SHARES           PORTFOLIO
                                        ---------------------------------------------------------------------
Number of shares......................          135               157                27               154
Identified cost.......................     $  3,832          $  4,595          $    761          $  2,223

                                           PIMCO LOW        PIMCO REAL        PIMCO TOTAL       PIMCO U.S.
                                          DURATION--         RETURN--          RETURN--         GOVERNMENT-
                                        ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                                             CLASS             CLASS             CLASS             CLASS
                                            SHARES            SHARES            SHARES            SHARES
                                        ---------------------------------------------------------------------
Number of shares......................           26               226             1,421                55
Identified cost.......................     $    262          $  2,839          $ 14,576          $    587

                                                            JANUS ASPEN       JANUS ASPEN
                                                              SERIES            SERIES            LAZARD
                                          JANUS ASPEN         MID CAP          WORLDWIDE        RETIREMENT
                                        SERIES FORTY--       GROWTH--          GROWTH--        INTERNATIONAL
                                         INSTITUTIONAL    INSTITUTIONAL--    INSTITUTIONAL        EQUITY
                                            SHARES            SHARES            SHARES           PORTFOLIO
                                        ---------------------------------------------------------------------
Purchases.............................     $  4,039          $  2,635          $    390          $  2,710
Proceeds from sales...................          516             1,395               451               502

                                           PIMCO LOW        PIMCO REAL        PIMCO TOTAL       PIMCO U.S.
                                          DURATION--         RETURN--          RETURN--         GOVERNMENT-
                                        ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                                             CLASS             CLASS             CLASS             CLASS
                                            SHARES            SHARES            SHARES            SHARES
                                        ---------------------------------------------------------------------
Purchases.............................     $    405          $  2,082          $  8,632          $    588
Proceeds from sales...................          425               598             2,595                 1

Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                        MORGAN         MORGAN
     LORD ABBETT                        MFS(R)                         STANLEY        STANLEY         MORGAN
    SERIES FUND--       MFS(R)            NEW           MFS(R)       UIF EMERGING   UIF EMERGING      STANLEY
       MID-CAP        INVESTORS        DISCOVERY       UTILITIES       MARKETS        MARKETS      UIF U.S. REAL
        VALUE       TRUST SERIES--     SERIES--        SERIES--         DEBT--        EQUITY--       ESTATE--
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS   INITIAL CLASS     CLASS I        CLASS I         CLASS I
    ------------------------------------------------------------------------------------------------------------
           554                 9               1              21             35            178             191
      $ 11,877          $    141        $     13        $    536       $    300       $  2,434        $  4,645

       ROYCE         ROYCE
     MICRO-CAP     SMALL-CAP    T. ROWE PRICE                                   T. ROWE PRICE
    PORTFOLIO--   PORTFOLIO--     BLUE CHIP     T. ROWE PRICE   T. ROWE PRICE   INTERNATIONAL   T. ROWE PRICE
    INVESTMENT    INVESTMENT       GROWTH       EQUITY INCOME     INDEX 500         STOCK        LIMITED-TERM
       CLASS         CLASS        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     BOND PORTFOLIO
    ----------------------------------------------------------------------------------------------------------
          148           145             700             613              32              71              198
     $  2,004      $  1,479        $  6,608        $ 13,853        $    336        $  1,072         $    962

                                                                        MORGAN         MORGAN
     LORD ABBETT                        MFS(R)                         STANLEY        STANLEY         MORGAN
    SERIES FUND--       MFS(R)            NEW           MFS(R)       UIF EMERGING   UIF EMERGING      STANLEY
       MID-CAP        INVESTORS        DISCOVERY       UTILITIES       MARKETS        MARKETS      UIF U.S. REAL
        VALUE       TRUST SERIES--     SERIES--        SERIES--         DEBT--        EQUITY--       ESTATE--
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS   INITIAL CLASS     CLASS I        CLASS I         CLASS I
    ------------------------------------------------------------------------------------------------------------
      $  6,672          $      1        $    295        $    573       $    308       $  1,338        $  3,123
         4,073                 4             876              62             82            140           1,866

       ROYCE         ROYCE
     MICRO-CAP     SMALL-CAP    T. ROWE PRICE                                   T. ROWE PRICE
    PORTFOLIO--   PORTFOLIO--     BLUE CHIP     T. ROWE PRICE   T. ROWE PRICE   INTERNATIONAL   T. ROWE PRICE
    INVESTMENT    INVESTMENT       GROWTH       EQUITY INCOME     INDEX 500         STOCK        LIMITED-TERM
       CLASS         CLASS        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     BOND PORTFOLIO
    ----------------------------------------------------------------------------------------------------------
     $  1,714      $  1,721        $  3,004        $  6,140        $    320        $  2,473         $    875
          533           442           4,594           4,206               8           2,172              329

--------------------------------------------------------------------------------

                                                                                                       VAN ECK
                                                                                                      WORLDWIDE
                                                                                 T. ROWE PRICE        ABSOLUTE
                                                             T. ROWE PRICE     PERSONAL STRATEGY      RETURN--
                                                              NEW AMERICA          BALANCED         INITIAL CLASS
                                                            GROWTH PORTFOLIO       PORTFOLIO           SHARES
                                                            ------------------------------------------------------
Number of shares..........................................            61                 995                23
Identified cost...........................................      $  1,242            $ 18,669          $    234

                                                                                                       VAN ECK
                                                                                                      WORLDWIDE
                                                                                 T. ROWE PRICE        ABSOLUTE
                                                             T. ROWE PRICE     PERSONAL STRATEGY      RETURN--
                                                              NEW AMERICA          BALANCED         INITIAL CLASS
                                                            GROWTH PORTFOLIO       PORTFOLIO           SHARES
                                                            ------------------------------------------------------
Purchases.................................................      $    994            $ 13,722          $    162
Proceeds from sales.......................................           273               2,754                 3

Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CESVUL2, CESVUL3, CESVUL4 and CESVUL5 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

  On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

  On CESVUL3 and CESVUL4 policies, we deduct 1.75% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

  On CESVUL5 policies, we deduct 1.75% and 1.25% from each premium paid in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year. (2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

  On CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies, NYLIAC deducts a monthly contract charge of $7.50, for CSVUL, $5.00 for CESVUL2 and $0 in year one and $5.00 in years two and beyond for all others, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. On CSVUL3 and CSVUL4 policies, the monthly contract charge is deducted in policy years two and subsequent. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

  On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

  On CSVUL and CESVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CESVUL3 and CESVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CESVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2006 and December 31, 2005 were as follows:


                                                     MAINSTAY VP
                                 MAINSTAY VP           CAPITAL           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                   BOND--          APPRECIATION--           CASH           COMMON STOCK--       CONVERTIBLE--
                                INITIAL CLASS       INITIAL CLASS        MANAGEMENT         INITIAL CLASS       INITIAL CLASS
                              -----------------   -----------------   -----------------   -----------------   -----------------
                               2006      2005      2006      2005      2006      2005      2006      2005      2006      2005
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................       40        90        95       658    12,887        32        11        67        --         7
Units redeemed..............     (392)      (12)      (16)      (60)      (92)       (8)      (12)     (354)       --        (7)
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...     (352)       78        79       598    12,795        24        (1)     (287)       --        --
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES II POLICIES
Units issued................       --        --        --        --     5,004       677         1         4         4         2
Units redeemed..............       --        --        --        --    (6,237)     (539)      (29)      (40)       --        (3)
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...       --        --        --        --    (1,233)      138       (28)      (36)        4        (1)
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES III POLICIES
Units issued................       51        30     1,241       330    61,091    28,384         9         1         8        26
Units redeemed..............      (81)       (6)   (1,036)       (2)  (56,372)  (10,610)       --        --       (25)       --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...      (30)       24       205       328     4,719    17,774         9         1       (17)       26
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======


                                                     MAINSTAY VP                                                 MAINSTAY VP
                                 MAINSTAY VP           MID CAP           MAINSTAY VP         MAINSTAY VP          SMALL CAP
                               MID CAP CORE--         GROWTH--         MID CAP VALUE--     S&P 500 INDEX--        GROWTH--
                                INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                              -----------------   -----------------   -----------------   -----------------   -----------------
                               2006      2005      2006      2005      2006      2005      2006      2005      2006      2005
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................       --        --        --        --        --        --        78        79        --        --
Units redeemed..............       --        --        --        --        --        --      (484)     (373)       --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...       --        --        --        --        --        --      (406)     (294)       --        --
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES II POLICIES
Units issued................       --        --        --        --        --        --        14         4        --        --
Units redeemed..............      (10)      (10)       --        --       (22)      (22)       (1)       (4)       --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...      (10)      (10)       --        --       (22)      (22)       13        --        --        --
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES III POLICIES
Units issued................    1,162         3       632        26        10        15       368       525       397         8
Units redeemed..............       (4)      (26)       (3)       (4)       (9)       --       (18)     (335)       (2)       (6)
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...    1,158       (23)      629        22         1        15       350       190       395         2
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period March 2005 (Commencement of Investments) through December 2005.
(b) For Series III policies, represents the period March 2005 (Commencement of Investments) through December 2005.
(c) For Series II policies, represents the period April 2005 (Commencement of Investments) through December 2005.
(d) For Series III policies, represents the period May 2005 (Commencement of Investments) through December 2005.
(e) For Series I policies, represents the period June 2005 (Commencement of Investments) through December 2005.
(f) For Series III policies, represents the period September 2005 (Commencement of Investments) through December 2005.
(g) For Series III policies, represents the period November 2005 (Commencement of Investments) through December 2005.
(h) For Series II policies, represents the period December 2005 (Commencement of Investments).
(i) For Series III policies, represents the period December 2005 (Commencement of Investments).
(j) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(k) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(l) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(m) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(n) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(o) For Series III policies, represents the period December 2006 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                             MAINSTAY VP
                                             HIGH YIELD          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP          CORPORATE          ICAP SELECT          INCOME &          INTERNATIONAL
    FLOATING RATE--     GOVERNMENT--           BOND--             EQUITY--            GROWTH--            EQUITY--
     INITIAL CLASS      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    ---------------   -----------------   -----------------   -----------------   -----------------   -----------------
        2006(J)        2006      2005      2006      2005      2006      2005      2006     2005(E)    2006      2005
    -----------------------------------------------------------------------------------------------------------------
             --             9        18        29        28        (1)        4        --       --         84        30
             --           (79)      (10)     (282)       (8)      (23)       (2)       --       --        (92)     (101)
        -------       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
             --           (70)        8      (253)       20       (24)        2        --       --         (8)      (71)
        =======       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

             --             1        --         2         5        --         1        --       --         13        13
             --            (6)       --        --        --        (4)       --        --       --        (10)       (7)
        -------       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
             --            (5)       --         2         5        (4)        1        --       --          3         6
        =======       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

             33            21        13       259       178        --        17         4       76        875       260
             --            (1)       --        (3)       (2)       (4)       --        (9)      (1)       (11)       (8)
        -------       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
             33            20        13       256       176        (4)       17        (5)      75        864       252
        =======       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======


        MAINSTAY VP
         LARGE CAP
         GROWTH--
       INITIAL CLASS
     -----------------
      2006      2005
    ------------------------------------------------------------
          --        24
         (32)      (21)
     -------   -------
         (32)        3
     =======   =======
          --         1
          --        --
     -------   -------
          --         1
     =======   =======
           2         2
          (2)       --
     -------   -------
          --         2
     =======   =======

                                              A I M V.I.        A I M V.I.       ALGER AMERICAN      ALGER AMERICAN
       MAINSTAY VP         MAINSTAY VP        GLOBAL REAL      INTERNATIONAL        LEVERAGED             SMALL
     TOTAL RETURN--          VALUE--         ESTATE FUND--     GROWTH FUND--        ALLCAP--        CAPITALIZATION--
      INITIAL CLASS       INITIAL CLASS     SERIES I SHARES   SERIES I SHARES    CLASS O SHARES      CLASS O SHARES
    -----------------   -----------------   ---------------   ---------------   -----------------   -----------------
     2006      2005      2006      2005       2006(L)(N)          2006(L)        2006      2005      2006      2005
    -----------------------------------------------------------------------------------------------------------------
         92        50       162        46            --                --            --        --        --        --
         (7)       (4)       (3)     (211)           --                --            --        --        --       (23)
    -------   -------   -------   -------       -------           -------       -------   -------   -------   -------
         85        46       159      (165)           --                --            --        --        --       (23)
    =======   =======   =======   =======       =======           =======       =======   =======   =======   =======

         --        --        --         1             7                --            --        --        --        --
         --        --       (45)      (42)           --                --            --        --        --        (8)
    -------   -------   -------   -------       -------           -------       -------   -------   -------   -------
         --        --       (45)      (41)            7                --            --        --        --        (8)
    =======   =======   =======   =======       =======           =======       =======   =======   =======   =======

         --        --       928       141           445                 3             8         4       121        12
         --        --      (171)       --            --                --            --        (3)       (5)       (3)
    -------   -------   -------   -------       -------           -------       -------   -------   -------   -------
         --        --       757       141           445                 3             8         1       116         9
    =======   =======   =======   =======       =======           =======       =======   =======   =======   =======


         AMERICAN
       CENTURY(R) VP
          VALUE--
         CLASS II
     -----------------
      2006     2005(I)
    --------------------------------------------------------------------------------------
          --        --
          --        --
     -------   -------
          --        --
     =======   =======
          11         5
          --        --
     -------   -------
          11         5
     =======   =======
          17        10
          (6)       (3)
     -------   -------
          11         7
     =======   =======

--------------------------------------------------------------------------------


                              AMERICAN FUNDS                            CALVERT                                  DREYFUS IP
                              GROWTH-INCOME      BARON CAPITAL          SOCIAL                                   TECHNOLOGY
                                  FUND--           ASSETS--            BALANCED            DAVIS VALUE            GROWTH--
                              CLASS 2 SHARES   INSURANCE SHARES        PORTFOLIO            PORTFOLIO          INITIAL SHARES
                              --------------   -----------------   -----------------   --------------------   -----------------
                                 2006(O)        2006     2005(I)    2006      2005      2006     2005(H)(I)    2006      2005
                              -----------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................          --            --        --        --        64        --         --          --        --
Units redeemed..............          --            --        --        (1)      (64)       --         --          --        --
                                 -------       -------   -------   -------   -------   -------    -------     -------   -------
  Net increase (decrease)...          --            --        --        (1)       --        --         --          --        --
                                 =======       =======   =======   =======   =======   =======    =======     =======   =======

SERIES II POLICIES
Units issued................          --             7        --        --        --         5          8          --        --
Units redeemed..............          --            --        --        --        --        --         --          --        --
                                 -------       -------   -------   -------   -------   -------    -------     -------   -------
  Net increase (decrease)...          --             7        --        --        --         5          8          --        --
                                 =======       =======   =======   =======   =======   =======    =======     =======   =======

SERIES III POLICIES
Units issued................           1            55        13         8        49        16         12           5        26
Units redeemed..............          --            --        --       (82)      (10)       --         --          (2)       (7)
                                 -------       -------   -------   -------   -------   -------    -------     -------   -------
  Net increase (decrease)...           1            55        13       (74)       39        16         12           3        19
                                 =======       =======   =======   =======   =======   =======    =======     =======   =======


                              FIDELITY(R) VIP                                            FIDELITY(R) VIP
                               FREEDOM 2030      FIDELITY(R) VIP     FIDELITY(R) VIP       INVESTMENT        FIDELITY(R) VIP
                                PORTFOLIO--         GROWTH--           INDEX 500--        GRADE BOND--          MID-CAP--
                              INITIAL SHARES      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                              ---------------   -----------------   -----------------   -----------------   -----------------
                                  2006(M)        2006      2005      2006      2005      2006      2005      2006      2005
                              ----------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................           --            --        --        --        --        --        --        --        --
Units redeemed..............           --            --        --        --        --        --        --        --        --
                                  -------       -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...           --            --        --        --        --        --        --        --        --
                                  =======       =======   =======   =======   =======   =======   =======   =======   =======

SERIES II POLICIES
Units issued................           --             4         5        20        26        38        28        22        10
Units redeemed..............           --           (29)       --        (1)      (12)       (2)      (11)       (3)       (7)
                                  -------       -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...           --           (25)        5        19        14        36        17        19         3
                                  =======       =======   =======   =======   =======   =======   =======   =======   =======

SERIES III POLICIES
Units issued................           21            59       183       704       885       112       104       408       364
Units redeemed..............           --          (174)       (4)      (36)      (20)       (4)       (2)      (14)       (8)
                                  -------       -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...           21          (115)      179       668       865       108       102       394       356
                                  =======       =======   =======   =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period March 2005 (Commencement of Investments) through December 2005.
(b) For Series III policies, represents the period March 2005 (Commencement of Investments) through December 2005.
(c) For Series II policies, represents the period April 2005 (Commencement of Investments) through December 2005.
(d) For Series III policies, represents the period May 2005 (Commencement of Investments) through December 2005.
(e) For Series I policies, represents the period June 2005 (Commencement of Investments) through December 2005.
(f) For Series III policies, represents the period September 2005 (Commencement of Investments) through December 2005.
(g) For Series III policies, represents the period November 2005 (Commencement of Investments) through December 2005.
(h) For Series II policies, represents the period December 2005 (Commencement of Investments).
(i) For Series III policies, represents the period December 2005 (Commencement of Investments).
(j) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(k) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(l) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(m) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(n) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(o) For Series III policies, represents the period December 2006 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

       DREYFUS VIF       DREYFUS VIF            DWS                                                   FIDELITY(R) VIP
       DEVELOPING          EMERGING          SMALL CAP        FIDELITY(R) VIP     FIDELITY(R) VIP      FREEDOM 2010
        LEADERS--         LEADERS--         INDEX VIP--       CONTRAFUND(R)--     EQUITY-INCOME--       PORTFOLIO--
     INITIAL SHARES     INITIAL SHARES    CLASS A SHARES       INITIAL CLASS       INITIAL CLASS      INITIAL SHARES
    -----------------   --------------   -----------------   -----------------   -----------------   -----------------
     2006      2005        2006(K)        2006      2005      2006      2005      2006      2005      2006     2005(I)
    -----------------------------------------------------------------------------------------------------------------
         --        --           --            --        --        --         3        19        21        --        --
         --        --           --            --        --       (17)       (3)     (180)       (5)       --        --
    -------   -------      -------       -------   -------   -------   -------   -------   -------   -------   -------
         --        --           --            --        --       (17)       --      (161)       16        --        --
    =======   =======      =======       =======   =======   =======   =======   =======   =======   =======   =======

          4         6           --             1         9        14        32        --         1        --        --
        (26)       --           --            (9)       --       (71)      (22)       (4)       --        --        --
    -------   -------      -------       -------   -------   -------   -------   -------   -------   -------   -------
        (22)        6           --            (8)        9       (57)       10        (4)        1        --        --
    =======   =======      =======       =======   =======   =======   =======   =======   =======   =======   =======

          3         6            2         1,057       251       554       244       214       158        --        22
         (7)       (1)          --            (7)       (4)      (17)       (5)      (11)       (7)       (6)       --
    -------   -------      -------       -------   -------   -------   -------   -------   -------   -------   -------
         (4)        5            2         1,050       247       537       239       203       151        (6)       22
    =======   =======      =======       =======   =======   =======   =======   =======   =======   =======   =======


      FIDELITY(R) VIP
       FREEDOM 2020
        PORTFOLIO--
      INITIAL SHARES
     -----------------
      2006     2005(I)
    ----------------------------------------------------------------------------------------------------------------
          --        --
          --        --
     -------   -------
          --        --
     =======   =======
          --        --
          --        --
     -------   -------
          --        --
     =======   =======
           8         8
          --        --
     -------   -------
           8         8
     =======   =======

                                                                                       JANUS ASPEN         JANUS ASPEN
                                               JANUS ASPEN                               SERIES              SERIES
                         FIDELITY(R) VIP         SERIES            JANUS ASPEN           MID CAP            WORLDWIDE
     FIDELITY(R) VIP          VALUE            BALANCED--        SERIES FORTY--         GROWTH--            GROWTH--
       OVERSEAS--         STRATEGIES--        INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
      INITIAL CLASS      SERVICE CLASS 2         SHARES              SHARES              SHARES              SHARES
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
     2006      2005      2006      2005      2006      2005      2006     2005(F)    2006      2005      2006      2005
    -----------------------------------------------------------------------------------------------------------------
         --        --        --        --        18        21        --        --        --        --         5         5
         --        --        --        --      (201)      (57)       --        --        --        --        (9)      (28)
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
         --        --        --        --      (183)      (36)       --        --        --        --        (4)      (23)
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

         --        11        --        --        24        19        --        --        --        --         3         3
        (11)       --        --        --        (2)       (9)       --        --        --        --       (12)       --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        (11)       11        --        --        22        10        --        --        --        --        (9)        3
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

        637       268         8         9        54        38       337        30       101       214        11        32
        (14)       (3)       (1)       --       (12)       (3)       (3)       --        (7)       (2)       (6)       (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        623       265         7         9        42        35       334        30        94       212         5        31
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======


          LAZARD
        RETIREMENT
       INTERNATIONAL
     EQUITY PORTFOLIO
     -----------------
      2006     2005(B)
    -----------------------------------------------------------------------------------------------------------------   ------------
-----
          --        --
          --        --
     -------   -------
          --        --
     =======   =======
          --        --
          --        --
     -------   -------
          --        --
     =======   =======
         173         2
          (3)       --
     -------   -------
         170         2
     =======   =======

--------------------------------------------------------------------------------


                                 LORD ABBETT           MFS(R)              MFS(R)                              MORGAN STANLEY
                                SERIES FUND--      INVESTORS TRUST      NEW DISCOVERY     MFS(R) UTILITIES      UIF EMERGING
                                MID-CAP VALUE         SERIES--            SERIES--            SERIES--         MARKETS DEBT--
                                  PORTFOLIO         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS          CLASS I
                              -----------------   -----------------   -----------------   -----------------   -----------------
                               2006      2005      2006      2005      2006      2005      2006     2005(D)    2006     2005(C)
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................       --        --        --        --        --        --        --       --         --        --
Units redeemed..............       --        --        --        --        --        --        --       --         --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...       --        --        --        --        --        --        --       --         --        --
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES II POLICIES
Units issued................        2         1        (1)       --        --        --        --        1          3         6
Units redeemed..............      (61)       (2)       --        --        --        --        (1)      --         --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...      (59)       (1)       (1)       --        --        --        (1)       1          3         6
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES III POLICIES
Units issued................      302       280        --        --        15        25        40        1         13         1
Units redeemed..............     (100)      (69)       --        --       (71)       --        --       --         --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...      202       211        --        --       (56)       25        40        1         13         1
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

                                    ROYCE
                                  SMALL-CAP          SCUDDER VIT        T. ROWE PRICE
                                 PORTFOLIO--       EAFE(R) EQUITY         BLUE CHIP         T. ROWE PRICE       T. ROWE PRICE
                                 INVESTMENT         INDEX FUND--           GROWTH           EQUITY INCOME         INDEX 500
                                    CLASS          CLASS A SHARES         PORTFOLIO           PORTFOLIO           PORTFOLIO
                              -----------------   -----------------   -----------------   -----------------   -----------------
                               2006     2005(G)    2006      2005      2006      2005      2006      2005      2006      2005
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................       --       --         --        --        --        --         9        32        --        --
Units redeemed..............       --       --         --        --        --        --        (3)      (29)       --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...       --       --         --        --        --        --         6         3        --        --
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES II POLICIES
Units issued................       --       --         --        --         4         3        21        45        --        --
Units redeemed..............       --       --         --        --       (14)       (1)     (115)       (8)       --        --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...       --       --         --        --       (10)        2       (94)       37        --        --
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

SERIES III POLICIES
Units issued................      115       18         --        --       161       299       308       413        27         2
Units redeemed..............       (1)      --         --        --      (288)      (16)     (101)      (11)       (1)       --
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net increase (decrease)...      114       18         --        --      (127)      283       207       402        26         2
                              =======   =======   =======   =======   =======   =======   =======   =======   =======   =======


                                T. ROWE PRICE
                                INTERNATIONAL
                                    STOCK
                                  PORTFOLIO
                              -----------------
                               2006      2005
                              ------------------------------------------------------------------------------------        ----------
-------
SERIES I POLICIES
Units issued................       --        --
Units redeemed..............       --        --
                              -------   -------
  Net increase (decrease)...       --        --
                              =======   =======
SERIES II POLICIES
Units issued................        9        11
Units redeemed..............       (6)       --
                              -------   -------
  Net increase (decrease)...        3        11
                              =======   =======
SERIES III POLICIES
Units issued................       57        10
Units redeemed..............      (28)       (3)
                              -------   -------
  Net increase (decrease)...       29         7
                              =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period March 2005 (Commencement of Investments) through December 2005.
(b) For Series III policies, represents the period March 2005 (Commencement of Investments) through December 2005.
(c) For Series II policies, represents the period April 2005 (Commencement of Investments) through December 2005.
(d) For Series III policies, represents the period May 2005 (Commencement of Investments) through December 2005.
(e) For Series I policies, represents the period June 2005 (Commencement of Investments) through December 2005.
(f) For Series III policies, represents the period September 2005 (Commencement of Investments) through December 2005.
(g) For Series III policies, represents the period November 2005 (Commencement of Investments) through December 2005.
(h) For Series II policies, represents the period December 2005 (Commencement of Investments).
(i) For Series III policies, represents the period December 2005 (Commencement of Investments).
(j) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(k) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(l) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(m) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(n) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(o) For Series III policies, represents the period December 2006 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MORGAN STANLEY      MORGAN STANLEY         PIMCO LOW          PIMCO REAL          PIMCO TOTAL        PIMCO U.S.
      UIF EMERGING          UIF U.S.           DURATION--           RETURN--            RETURN--         GOVERNMENT--
    MARKETS EQUITY--      REAL ESTATE--      ADMINISTRATIVE      ADMINISTRATIVE      ADMINISTRATIVE     ADMINISTRATIVE
         CLASS I             CLASS I          CLASS SHARES        CLASS SHARES        CLASS SHARES       CLASS SHARES
    -----------------   -----------------   -----------------   -----------------   -----------------   --------------
     2006     2005(A)    2006      2005      2006      2005      2006      2005      2006     2005(A)      2006(L)
    -----------------------------------------------------------------------------------------------------------------
         --       17         --        --        --        --        --        --        --       --             --
         --      (17)        --        --        --        --        --        --        --       --             --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------       -------
         --       --         --        --        --        --        --        --        --       --             --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======       =======

         --        7          2         2        --         8         1         5         1       21             --
         (2)      --        (18)      (28)      (23)       --        (5)       --       (15)      --             --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------       -------
         (2)       7        (16)      (26)      (23)        8        (4)        5       (14)      21             --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======       =======

         70       55        104       105        20         1       134       119       532      510             54
         (2)      (2)       (31)       --        (1)       --        (3)       (2)      (17)     (12)            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------       -------
         68       53         73       105        19         1       131       117       515      498             54
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======       =======

           ROYCE
         MICRO-CAP
        PORTFOLIO--
        INVESTMENT
           CLASS
     -----------------
      2006      2005
    -----------------------------------------------------------------------------------------------------------------   ------------
-----
          --        --
          --        --
     -------   -------
          --        --
     =======   =======
          14         5
          --        --
     -------   -------
          14         5
     =======   =======
          72        34
          (8)       (1)
     -------   -------
          64        33
     =======   =======


                                                                                          VAN ECK WORLDWIDE
    T. ROWE PRICE LIMITED-        T. ROWE PRICE NEW         T. ROWE PRICE PERSONAL        ABSOLUTE RETURN--
      TERM BOND PORTFOLIO     AMERICA GROWTH PORTFOLIO    STRATEGY BALANCE PORTFOLIO    INITIAL CLASS SHARES
    -----------------------   -------------------------   ---------------------------   ---------------------
       2006         2005         2006          2005           2006         2005(A)        2006        2005
    ---------------------------------------------------------------------------------------------------------
          --           --            --            --             --             --           --          --
          --           --            --            --             --             --           --          --
     -------      -------       -------       -------        -------        -------      -------     -------
          --           --            --            --             --             --           --          --
     =======      =======       =======       =======        =======        =======      =======     =======

           2            3            17             7             --             --           --          --
          (2)         (13)           --            --             --             --           --          --
     -------      -------       -------       -------        -------        -------      -------     -------
          --          (10)           17             7             --             --           --          --
     =======      =======       =======       =======        =======        =======      =======     =======

          52           27            52            38            839            202           15           7
          (2)          (1)           (7)           (1)           (12)            (7)          --          --
     -------      -------       -------       -------        -------        -------      -------     -------
          50           26            45            37            827            195           15           7
     =======      =======       =======       =======        =======        =======      =======     =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

    The following table presents financial highlights for each Investment Division as of December 31, 2006, 2005, 2004, 2003 and 2002:


                                                                MAINSTAY VP
                                                                   BOND--
                                                               INITIAL CLASS
                                            ----------------------------------------------------
                                              2006       2005       2004       2003       2002
                                            ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................  $  1,080   $  6,193   $  4,973   $  3,967   $  3,330
Units Outstanding.........................        71        423        345        284        248
Variable Accumulation Unit Value..........  $  15.19   $  14.63   $  14.41   $  13.95   $  13.44
Total Return..............................      3.8%       1.5%       3.4%       3.8%       8.7%
Investment Income Ratio...................      0.3%       3.5%       3.8%       4.2%       4.5%

SERIES II POLICIES (b)
Net Assets................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.........................        --         --         --         --         --
Variable Accumulation Unit Value..........  $     --   $     --   $     --   $     --   $     --
Total Return..............................        --         --         --         --         --
Investment Income Ratio...................        --         --         --         --         --

SERIES III POLICIES (c)
Net Assets................................  $  1,177   $  1,441   $  1,163   $     --   $     --
Units Outstanding.........................       107        137        113         --         --
Variable Accumulation Unit Value..........  $  10.98   $  10.50   $  10.27   $     --   $     --
Total Return..............................      4.5%       2.2%       2.7%         --         --
Investment Income Ratio...................      1.1%       2.8%       6.0%         --         --


                                                                MAINSTAY VP
                                                               COMMON STOCK--
                                                               INITIAL CLASS
                                            ----------------------------------------------------
                                              2006       2005       2004       2003       2002
                                            ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................  $    587   $    527   $  3,826   $ 30,953   $ 24,273
Units Outstanding.........................        41         42        329      2,932      2,885
Variable Accumulation Unit Value..........  $  14.38   $  12.43   $  11.63   $  10.56   $   8.41
Total Return..............................     15.7%       6.9%      10.1%      25.5%     (24.8%)
Investment Income Ratio...................      0.6%       0.2%       0.2%       1.1%       0.9%

SERIES II POLICIES (b)
Net Assets................................  $103,462   $ 89,437   $ 83,745   $    228   $    120
Units Outstanding.........................     6,184      6,212      6,248         19         12
Variable Accumulation Unit Value..........  $  16.73   $  14.40   $  13.40   $  12.12   $   9.61
Total Return..............................     16.2%       7.4%      10.6%      26.1%      (3.9%)
Investment Income Ratio...................      0.6%       1.0%       9.1%       1.2%       7.3%

SERIES III POLICIES (c)
Net Assets................................  $    157   $     22   $      8   $     --   $     --
Units Outstanding.........................        11          2          1         --         --
Variable Accumulation Unit Value..........  $  13.59   $  11.67   $  10.83   $     --   $     --
Total Return..............................     16.5%       7.7%       8.4%         --         --
Investment Income Ratio...................      1.1%       1.0%      14.2%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                              MAINSTAY VP
                 CAPITAL APPRECIATION--                                            CASH
                     INITIAL CLASS                                              MANAGEMENT
--------------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------
    $  8,194   $  7,135   $  1,234   $ 21,393   $ 17,231   $ 16,157   $    151   $    119   $    166   $    155
         814        735        137      2,453      2,492     12,920        125        101        141        132
    $  10.07   $   9.71   $   9.02   $   8.72   $   6.92   $   1.25   $   1.20   $   1.18   $   1.18   $   1.18
        3.7%       7.7%       3.4%      26.1%     (31.3%)      3.9%       2.2%       0.1%         --       0.9%
        0.4%         --         --       0.2%       0.1%       4.8%       2.9%       0.8%       0.7%       1.3%

    $     --   $     --   $     --   $     --   $     15   $    511   $  1,778   $  1,591   $  8,361   $  4,116
          --         --         --         --          2        468      1,701      1,563      8,265      4,085
    $     --   $     --   $     --   $  11.21   $   9.56   $   1.09   $   1.05   $   1.02   $   1.01   $   1.01
          --         --         --      17.2%      (4.4%)      4.3%       2.7%       0.6%       0.4%       1.0%
          --         --         --         --       1.0%       4.5%       3.0%       2.1%       0.7%       1.3%

    $ 14,688   $ 11,758   $  7,441   $     --   $     --   $ 39,142   $ 32,538   $ 13,693   $     --   $     --
       1,250      1,045        717         --         --     36,094     31,375     13,601         --         --
    $  11.75   $  11.25   $  10.38   $     --   $     --   $   1.08   $   1.04   $   1.01   $     --   $     --
        4.4%       8.4%       3.8%         --         --       4.6%       3.0%       0.7%         --         --
        0.4%         --       1.5%         --         --       4.7%       1.1%       0.6%         --         --


                        MAINSTAY VP                          MAINSTAY VP                         MAINSTAY VP
                       CONVERTIBLE--                       FLOATING RATE--                       GOVERNMENT--
                       INITIAL CLASS                        INITIAL CLASS                       INITIAL CLASS
    ----------------------------------------------------   ---------------   ----------------------------------------------------
      2006       2005       2004       2003       2002          2006           2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------------
    $      1   $      1   $     --   $     --   $     --      $     --       $     31   $  1,020   $    898   $    767   $    650
          --         --         --         --         --            --              2         72         64         56         48
    $  12.32   $  11.23   $  10.63   $  10.09   $     --      $     --       $  14.69   $  14.22   $  13.99   $  13.63   $  13.47
        9.6%       5.7%       5.4%       7.6%         --            --           3.3%       1.7%       2.6%       1.2%       9.1%
        2.5%         --       2.5%      25.8%         --            --             --       3.1%       4.2%       4.7%       3.0%

    $    313   $    226   $    229   $    178   $      1      $     --       $     --   $     56   $     49   $     53   $     27
          21         17         18         15         --            --             --          5          5          5          3
    $  14.85   $  13.48   $  12.68   $  11.98   $   9.82      $     --       $  11.14   $  10.96   $  10.74   $  10.42   $  10.25
       10.1%       6.3%       5.8%      21.9%      (1.8%)           --           1.6%       2.1%       3.1%       1.6%       2.5%
        2.7%       1.5%       5.9%      20.5%      32.0%            --             --       3.3%       9.7%       5.3%      15.2%

    $    116   $    292   $     --   $     --   $     --      $    344       $    433   $    197   $     57   $     --   $     --
           9         26         --         --         --            33             39         19          6         --         --
    $  12.52   $  11.34   $  10.42   $     --   $     --      $  10.55       $  11.05   $  10.62   $  10.37   $     --   $     --
       10.4%       8.9%       4.2%         --         --          5.5%           4.1%       2.4%       3.7%         --         --
        0.9%       1.4%         --         --         --          6.2%           1.4%       3.4%      16.1%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                   MAINSTAY VP
                                                                    HIGH YIELD
                                                                 CORPORATE BOND--
                                                                  INITIAL CLASS
                                               ----------------------------------------------------
                                                 2006       2005       2004       2003       2002
                                               ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets...................................  $    157   $  4,349   $  3,917   $  3,188   $  2,027
Units Outstanding............................         8        261        241        219        189
Variable Accumulation Unit Value.............  $  18.51   $  16.64   $  16.27   $  14.54   $  10.73
Total Return.................................     11.2%       2.2%      11.9%      35.4%       1.3%
Investment Income Ratio......................      0.1%       6.0%       7.1%       7.5%      11.3%

SERIES II POLICIES (b)
Net Assets...................................  $    194   $    131   $     58   $     68   $     42
Units Outstanding............................        11          9          4          5          4
Variable Accumulation Unit Value.............  $  16.91   $  15.13   $  14.73   $  13.10   $   9.63
Total Return.................................     11.8%       2.7%      12.4%      36.0%      (3.7%)
Investment Income Ratio......................      2.5%       7.7%      13.5%       7.8%      48.0%

SERIES III POLICIES (c)
Net Assets...................................  $  5,915   $  2,391   $    391   $     --   $     --
Units Outstanding............................       468        212         36         --         --
Variable Accumulation Unit Value.............  $  12.63   $  11.27   $  10.95   $     --   $     --
Total Return.................................     12.0%       2.9%       9.5%         --         --
Investment Income Ratio......................      2.7%       6.2%      24.4%         --         --


                                                                   MAINSTAY VP
                                                              INTERNATIONAL EQUITY--
                                                                  INITIAL CLASS
                                               ----------------------------------------------------
                                                 2006       2005       2004       2003       2002
                                               ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets...................................  $ 67,923   $ 52,190   $ 49,629   $ 16,086   $ 12,713
Units Outstanding............................     3,618      3,626      3,697      1,396      1,425
Variable Accumulation Unit Value.............  $  18.77   $  14.40   $  13.42   $  11.52   $   8.92
Total Return.................................     30.4%       7.2%      16.5%      29.1%      (5.1%)
Investment Income Ratio......................      0.3%       1.7%       1.8%       1.9%       1.4%

SERIES II POLICIES (b)
Net Assets...................................  $  1,377   $  1,004   $    846   $    310   $     55
Units Outstanding............................        66         63         57         24          6
Variable Accumulation Unit Value.............  $  21.00   $  16.03   $  14.88   $  12.71   $   9.80
Total Return.................................     31.0%       7.7%      17.1%      29.7%      (2.0%)
Investment Income Ratio......................      0.4%       1.5%       4.2%       5.3%      16.3%

SERIES III POLICIES (c)
Net Assets...................................  $ 23,036   $  6,744   $  3,331   $     --   $     --
Units Outstanding............................     1,404        540        288         --         --
Variable Accumulation Unit Value.............  $  16.41   $  12.50   $  11.57   $     --   $     --
Total Return.................................     31.3%       8.0%      15.7%         --         --
Investment Income Ratio......................      0.5%       1.8%       3.0%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                        MAINSTAY VP
                            ICAP                                               MAINSTAY VP
                      SELECT EQUITY--                                       INCOME & GROWTH--
                       INITIAL CLASS                                          INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------
    $    176   $    430   $    396   $    353   $    258   $      1   $      1   $     --   $     --   $     --
          12         36         34         34         31         --         --         --         --         --
    $  14.26   $  12.04   $  11.49   $  10.39   $   8.18   $  12.06   $  10.39   $     --   $     --   $     --
       18.5%       4.7%      10.6%      27.1%     (23.4%)     16.1%       3.9%         --         --         --
        0.2%       1.0%       1.0%       0.8%       0.6%       0.7%       3.0%         --         --         --

    $     --   $     56   $     47   $     36   $     27   $     --   $      5   $      4   $      4   $      2
          --          4          3          3          3         --         --         --         --         --
    $  16.30   $  14.98   $  14.24   $  12.82   $  10.04   $  12.46   $  12.48   $  11.95   $  10.63   $   8.28
        8.8%       5.2%      11.1%      27.6%       0.4%      (0.1%)      4.4%      12.4%      28.4%     (17.2%)
          --       1.0%       2.9%       0.8%       3.6%         --       1.2%       4.8%       1.9%       1.9%

    $      5   $    218   $     20   $     --   $     --   $     22   $    932   $     49   $     --   $     --
          15         19          2         --         --         74         79          4         --         --
    $  13.54   $  11.35   $  10.76   $     --   $     --   $  13.80   $  11.81   $  11.28   $     --   $     --
       19.3%       5.4%       7.6%         --         --      16.9%       4.7%      12.8%         --         --
        0.3%       1.8%       1.5%         --         --       0.6%       3.0%       4.2%         --         --


                        MAINSTAY VP                                            MAINSTAY VP
                     LARGE CAP GROWTH--                                       MID CAP CORE--
                       INITIAL CLASS                                          INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------
    $     97   $    281   $    254   $    252   $    178   $     --   $     --   $     --   $     --   $     --
          15         47         44         42         38         --         --         --         --         --
    $   6.39   $   6.00   $   5.79   $   5.97   $   4.69   $     --   $     --   $     --   $     --   $     --
        6.5%       3.6%      (3.0%)     27.2%     (28.7%)        --         --         --         --         --
        0.1%         --       0.2%       0.2%       0.1%         --         --         --         --         --

    $     67   $     63   $     48   $    158   $     68   $ 46,294   $ 40,564   $ 35,255   $     45   $     16
           6          6          5         16          9      2,176      2,186      2,196          3          2
    $  10.94   $  10.22   $   9.82   $  10.08   $   7.89   $  21.28   $  18.56   $  16.06   $  13.17   $   9.74
        7.0%       4.1%      (2.6%)     27.7%     (21.1%)     14.7%      15.6%      21.9%      35.2%      (2.6%)
        0.1%         --       0.2%       0.2%       0.4%         --       0.6%       3.2%       0.6%       2.7%

    $     28   $     31   $     14   $     --   $     --   $ 21,564   $  2,931   $  2,792   $     --   $     --
           3          3          1         --         --      1,372        214        237         --         --
    $  10.98   $  10.24   $   9.81   $     --   $     --   $  15.71   $  13.67   $  11.80   $     --   $     --
        7.2%       4.3%      (1.9%)        --         --      15.0%      15.9%      18.0%         --         --
        0.1%         --       0.9%         --         --         --       0.5%       0.5%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                              MAINSTAY VP                      MAINSTAY VP
                                                                MID CAP                          MID CAP
                                                                GROWTH--                         VALUE--
                                                             INITIAL CLASS                    INITIAL CLASS
                                                     ------------------------------   ------------------------------
                                                       2006       2005       2004       2006       2005       2004
                                                     ---------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --         --

SERIES II POLICIES (b)
Net Assets.........................................  $     --   $     --   $     --   $ 64,974   $ 57,377   $ 54,668
Units Outstanding..................................        --         --         --      4,793      4,815      4,837
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $  13.56   $  11.92   $  11.30
Total Return.......................................        --         --         --      13.8%       5.4%      13.0%
Investment Income Ratio............................        --         --         --       0.1%       0.8%       5.3%

SERIES III POLICIES (c)
Net Assets.........................................  $  9,851   $    466   $    144   $    221   $    182   $     12
Units Outstanding..................................       663         34         12         17         16          1
Variable Accumulation Unit Value...................  $  14.85   $  13.60   $  11.61   $  12.78   $  11.21   $  10.60
Total Return.......................................      9.2%      17.1%      16.1%      14.0%       5.7%       6.0%
Investment Income Ratio............................        --         --         --       0.1%       2.0%       9.6%


                                                                        MAINSTAY VP
                                                                       TOTAL RETURN--
                                                                       INITIAL CLASS
                                                     --------------------------------------------------
                                                       2006       2005       2004      2003      2002
                                                     --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $  2,941   $  1,891   $  1,361   $ 1,256   $   797
Units Outstanding..................................       281        196        150       146       110
Variable Accumulation Unit Value...................  $  10.47   $   9.63   $   9.10   $  8.62   $  7.25
Total Return.......................................      8.7%       5.8%       5.6%     18.8%    (17.1%)
Investment Income Ratio............................      0.9%       1.8%       1.8%      1.9%      2.6%

SERIES II POLICIES (b)
Net Assets.........................................  $     --   $     --   $     --   $    --   $    --
Units Outstanding..................................        --         --         --        --        --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $    --   $    --
Total Return.......................................        --         --         --        --        --
Investment Income Ratio............................        --         --         --        --        --

SERIES III POLICIES (c)
Net Assets.........................................  $     --   $     --   $     --   $    --   $    --
Units Outstanding..................................        --         --         --        --        --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $    --   $    --
Total Return.......................................        --         --         --        --        --
Investment Income Ratio............................        --         --         --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP                                 MAINSTAY VP
                      S&P 500 INDEX--                            SMALL CAP GROWTH--
                       INITIAL CLASS                               INITIAL CLASS
    ----------------------------------------------------   ------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004
-----------------------------------------------------------------------------------------
    $131,923   $119,908   $118,599   $ 93,168   $ 74,054   $     --   $     --   $     --
       9,685     10,091     10,385      8,951      9,057         --         --         --
    $  13.62   $  11.88   $  11.42   $  10.41   $   8.18   $     --   $     --   $     --
       14.6%       4.1%       9.7%      27.3%     (22.8%)        --         --         --
        0.5%       1.2%       1.8%       1.4%       1.3%         --         --         --

    $    534   $    319   $    297   $    255   $     33   $     --   $     --   $     --
          39         26         26         24          4         --         --         --
    $  13.85   $  12.02   $  11.50   $  10.44   $   8.16   $     --   $     --   $     --
       15.1%       4.5%      10.2%      27.9%     (18.4%)        --         --         --
        0.7%       1.2%       4.5%       4.3%       9.9%         --         --         --

    $ 22,492   $ 15,506   $ 12,742   $     --   $     --   $  4,597   $     34   $      6
       1,716      1,366      1,176         --         --        398          3          1
    $  13.10   $  11.35   $  10.83   $     --   $     --   $  11.56   $  10.87   $  10.45
       15.4%       4.8%       8.3%         --         --       6.3%       4.1%       4.5%
        0.7%       1.2%       4.9%         --         --         --         --         --

                                                              AIM V.I.          AIM V.I.
                      MAINSTAY VP                            GLOBAL REAL      INTERNATIONAL
                        VALUE--                             ESTATE FUND--     GROWTH FUND--
                     INITIAL CLASS                         SERIES I SHARES   SERIES I SHARES
--------------------------------------------------------   ---------------   ---------------
      2006       2005       2004       2003       2002          2006              2006
    ----------------------------------------------------------------------------------------
    $  3,500   $  1,143   $  2,868   $      2   $      1      $     --           $     --
         259        100        265         --         --            --                 --
    $  13.49   $  11.43   $  10.83   $   9.80   $   7.75      $     --           $     --
       18.1%       5.5%      10.5%      26.5%     (21.6%)           --                 --
        0.6%       0.6%       1.9%       2.4%       2.0%            --                 --

    $157,522   $133,533   $126,588   $     59   $     40      $     75           $     --
       8,652      8,697      8,738          5          4             7                 --
    $  18.21   $  15.35   $  14.49   $  13.05   $  10.27      $  11.06           $     --
       18.6%       6.0%      11.0%      27.1%       2.7%         10.6%                 --
        0.4%       1.2%       7.4%       1.6%       9.6%          8.0%                 --

    $ 12,123   $  2,161   $    620   $     --   $     --      $  5,505           $     30
         960        203         62         --         --           445                  3
    $  12.63   $  10.62   $  10.00   $     --   $     --      $  12.38           $  11.77
       18.9%       6.2%         --         --         --         23.8%              16.7%
        0.5%       1.5%         --         --         --          4.0%               2.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                             ALGER AMERICAN
                                                           LEVERAGED ALLCAP--
                                                             CLASS O SHARES
                                                     ------------------------------
                                                       2006       2005       2004
                                                     ------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $     --   $     --   $     --
Units Outstanding..................................        --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --
Total Return.......................................        --         --         --
Investment Income Ratio............................        --         --         --

SERIES II POLICIES (b)
Net Assets.........................................  $     --   $     --   $     --
Units Outstanding..................................        --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --
Total Return.......................................        --         --         --
Investment Income Ratio............................        --         --         --

SERIES III POLICIES (c)
Net Assets.........................................  $    144   $     27   $     13
Units Outstanding..................................        10          2          1
Variable Accumulation Unit Value...................  $  14.22   $  11.92   $  10.42
Total Return.......................................     19.3%      14.4%       4.2%
Investment Income Ratio............................        --         --         --

                                                                               BARON CAPITAL
                                                       AMERICAN FUNDS            ASSETS--
                                                    GROWTH--INCOME FUND--        INSURANCE
                                                       CLASS 2 SHARES             SHARES
                                                    ---------------------   -------------------
                                                            2006              2006       2005
                                                    -------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................        $    --          $     --   $     --
Units Outstanding..................................             --                --         --
Variable Accumulation Unit Value...................        $    --          $     --   $     --
Total Return.......................................             --                --         --
Investment Income Ratio............................             --                --         --

SERIES II POLICIES (b)
Net Assets.........................................        $    --          $     71   $     --
Units Outstanding..................................             --                 7         --
Variable Accumulation Unit Value...................        $    --          $  10.53   $     --
Total Return.......................................             --              5.3%         --
Investment Income Ratio............................             --                --         --

SERIES III POLICIES (c)
Net Assets.........................................        $     5          $    788   $    128
Units Outstanding..................................              1                68         13
Variable Accumulation Unit Value...................        $  9.96          $  11.59   $  10.04
Total Return.......................................          (0.4%)            15.5%       0.4%
Investment Income Ratio............................             --                --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                       ALGER AMERICAN                        AMERICAN CENTURY(R) VP
                   SMALL CAPITALIZATION--                            VALUE--
                       CLASS O SHARES                               CLASS II
    ----------------------------------------------------   ---------------------------
      2006       2005       2004       2003       2002      2006      2005      2004
    ----------------------------------------------------------------------------------
    $     24   $     19   $    230   $    199   $     98   $    --   $    --   $    --
           2          2         25         25         17        --        --        --
    $  12.79   $  10.73   $   9.24   $   7.99   $   5.65   $    --   $    --   $    --
       19.2%      16.1%      15.8%      41.4%     (26.7%)       --        --        --
          --         --         --         --         --        --        --        --

    $     --   $     --   $    115   $     72   $     --   $   349   $   173   $   112
          --         --          8          6         --        26        15        10
    $     --   $     --   $  14.26   $  12.27   $     --   $ 13.52   $ 11.44   $ 10.94
          --         --      16.3%      22.7%         --     18.2%      4.6%      9.4%
          --         --         --         --         --      1.1%      0.7%        --

    $  1,950   $    189   $     59   $     --   $     --   $   227   $    70   $    --
         131         15          6         --         --        18         7        --
    $  14.86   $  12.38   $  10.59   $     --   $     --   $ 12.34   $ 10.41   $    --
       20.1%      16.9%       5.9%         --         --     18.5%      4.1%        --
          --         --         --         --         --      0.6%      0.5%        --


                        CALVERT                                                        DREYFUS IP
                    SOCIAL BALANCED                      DAVIS VALUE               TECHNOLOGY GROWTH--
                       PORTFOLIO                          PORTFOLIO                  INITIAL SHARES
    -----------------------------------------------   -----------------   -------------------------------------
     2006      2005      2004      2003      2002      2006      2005      2006      2005      2004      2003
    -----------------------------------------------------------------------------------------------------------
    $    --   $     7   $     7   $    27   $    25   $    --   $    --   $    --   $    --   $    --   $    --
         --         1         1         2         3        --        --        --        --        --        --
    $ 12.64   $ 12.42   $ 11.84   $ 11.01   $  9.29   $    --   $    --   $    --   $    --   $    --   $    --
       1.8%      4.9%      7.5%     18.5%    (12.8%)       --        --        --        --        --        --
         --      0.0%      1.2%      2.1%      4.7%        --        --        --        --        --        --

    $    --   $    --   $    --   $    --   $    --   $   143   $    82   $    --   $    --   $    --   $     1
         --        --        --        --        --        13         8        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $ 11.31   $  9.86   $  9.86   $    --   $  9.79   $  9.90
         --        --        --        --        --     14.7%     (1.4%)     0.7%        --     (1.1%)    (1.0%)
         --        --        --        --        --      0.6%     43.1%        --        --        --        --

    $    22   $   865   $   402   $    --   $    --   $   315   $   118   $   376   $   336   $   133   $    --
          2        76        37        --        --        28        12        36        33        14        --
    $ 12.38   $ 11.38   $ 10.77   $    --   $    --   $ 11.34   $  9.86   $ 10.50   $ 10.07   $  9.70   $    --
       8.8%      5.7%      7.7%        --        --     15.0%     (1.4%)     4.3%      3.8%     (3.0%)       --
       0.3%      1.5%      6.4%        --        --      1.1%        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                DREYFUS VIF                         DREYFUS VIF
                                                                 DEVELOPING                           EMERGING
                                                                 LEADERS--                           LEADERS--
                                                               INITIAL SHARES                      INITIAL SHARES
                                            ----------------------------------------------------   --------------
                                              2006       2005       2004       2003       2002          2006
                                            ---------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................  $     --   $     --   $     --   $     --   $     --      $     --
Units Outstanding.........................        --         --         --         --         --            --
Variable Accumulation Unit Value..........  $     --   $     --   $     --   $     --   $     --      $     --
Total Return..............................        --         --         --         --         --            --
Investment Income Ratio...................        --         --         --         --         --            --

SERIES II POLICIES (b)
Net Assets................................  $     --   $    256   $    178   $    198   $     34      $     --
Units Outstanding.........................        --         22         16         20          4            --
Variable Accumulation Unit Value..........  $  10.90   $  11.66   $  11.05   $   9.95   $   7.57      $     --
Total Return..............................     (6.5%)      5.5%      11.1%      31.4%     (24.3%)           --
Investment Income Ratio...................      0.6%         --       0.3%         --       0.1%            --

SERIES III POLICIES (c)
Net Assets................................  $     35   $     75   $     22   $     --   $     --      $     18
Units Outstanding.........................         3          7          2         --         --             2
Variable Accumulation Unit Value..........  $  11.30   $  10.89   $  10.29   $     --   $     --      $  10.81
Total Return..............................      3.7%       5.8%       2.9%         --         --          8.1%
Investment Income Ratio...................      0.5%         --       0.5%         --         --            --


                                                              FIDELITY(R) VIP
                                                              EQUITY-INCOME--
                                                               INITIAL CLASS
                                            ----------------------------------------------------
                                              2006       2005       2004       2003       2002
                                            ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................  $     60   $  2,172   $  1,873   $  1,518   $    947
Units Outstanding.........................         4        165        149        134        108
Variable Accumulation Unit Value..........  $  15.74   $  13.18   $  12.54   $  11.32   $   8.75
Total Return..............................     19.4%       5.1%      10.8%      29.4%     (17.5%)
Investment Income Ratio...................      2.5%       1.6%       1.6%       1.4%       1.8%

SERIES II POLICIES (b)
Net Assets................................  $     --   $     58   $     49   $     38   $     43
Units Outstanding.........................        --          4          3          3          4
Variable Accumulation Unit Value..........  $  16.97   $  15.69   $  14.86   $  13.35   $  10.27
Total Return..............................      8.2%       5.6%      11.3%      30.0%       2.7%
Investment Income Ratio...................      2.5%       1.4%       3.8%       1.9%         --

SERIES III POLICIES (c)
Net Assets................................  $  8,274   $  3,577   $  1,737   $     --   $     --
Units Outstanding.........................       514        311        160         --         --
Variable Accumulation Unit Value..........  $  13.77   $  11.46   $  10.82   $     --   $     --
Total Return..............................     20.2%       5.9%       8.2%         --         --
Investment Income Ratio...................      3.5%       0.8%         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                     DWS
                  SMALL CAP                                 FIDELITY(R) VIP
                 INDEX VIP--                                CONTRAFUND(R)--
               CLASS A SHARES                                INITIAL CLASS
    -------------------------------------   -----------------------------------------------
     2006      2005      2004      2003      2006      2005      2004      2003      2002
    ---------------------------------------------------------------------------------------
    $    --   $    --   $    --   $    --   $   263   $   543   $   469   $   412   $   300
         --        --        --        --        13        30        30        31        27
    $    --   $    --   $    --   $    --   $ 19.88   $ 17.92   $ 15.44   $ 13.46   $ 10.55
         --        --        --        --     10.9%     16.1%     14.7%     27.6%    (10.0%)
         --        --        --        --      1.5%      0.3%      0.3%      0.5%      0.8%

    $   102   $   188   $    73   $     1   $ 1,227   $ 1,994   $ 1,573   $   839   $   152
          7        15         6        --        69       126       116        71        17
    $ 14.85   $ 12.67   $ 12.18   $ 10.37   $ 17.67   $ 15.86   $ 13.59   $ 11.80   $  9.21
      17.2%      4.0%     17.5%      3.7%     11.4%     16.6%     15.2%     28.1%     (7.9%)
       0.6%      0.7%      0.2%        --      1.2%      0.3%      0.7%      0.2%        --

    $24,980   $ 8,970   $ 5,823   $    --   $11,897   $ 3,687   $   514   $    --   $    --
      1,816       766       519        --       822       285        46        --        --
    $ 13.75   $ 11.70   $ 11.23   $    --   $ 14.47   $ 12.95   $ 11.08   $    --   $    --
      17.5%      4.3%     12.3%        --     11.7%     16.9%     10.8%        --        --
       0.4%      0.5%      0.1%        --      1.5%      0.1%        --        --        --

      FIDELITY(R) VIP       FIDELITY(R) VIP     FIDELITY(R) VIP
       FREEDOM 2010          FREEDOM 2020        FREEDOM 2030                       FIDELITY(R) VIP
        PORTFOLIO--           PORTFOLIO--         PORTFOLIO--                           GROWTH--
      INITIAL SHARES        INITIAL SHARES      INITIAL SHARES                       INITIAL CLASS
    -------------------   -------------------   ---------------   ----------------------------------------------------
      2006       2005       2006       2005          2006           2006       2005       2004       2003       2002
    ------------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --       $     --      $     --   $     --   $     --   $     --   $     --
          --         --         --         --             --            --         --         --         --         --
    $     --   $     --   $     --   $     --       $     --      $     --   $     --   $     --   $     --   $     --
          --         --         --         --             --            --         --         --         --         --
          --         --         --         --             --            --         --         --         --         --

    $     --   $     --   $     --   $     --       $     --      $     71   $    339   $    270   $    208   $     15
          --         --         --         --             --             6         31         26         21          2
    $     --   $     --   $     --   $     --       $     --      $  11.67   $  10.95   $  10.38   $  10.07   $   7.60
          --         --         --         --             --          6.6%       5.5%       3.1%      32.5%     (24.0%)
          --         --         --         --             --          0.6%       0.4%       0.7%       0.1%         --

    $    180   $    221   $    177   $     83       $    230      $  2,568   $  3,613   $  1,636   $     --   $     --
          16         22         16          8             21           229        344        165         --         --
    $  11.01   $  10.02   $  11.19   $   9.99       $  11.04      $  11.21   $  10.49   $   9.92   $     --   $     --
        9.8%       0.2%      12.0%      (0.1%)         10.4%          6.9%       5.8%      (0.8%)        --         --
        1.8%         --       1.8%         --           4.1%          0.6%       0.3%         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                              FIDELITY(R) VIP
                                                                INDEX 500--
                                                               INITIAL CLASS
                                            ----------------------------------------------------
                                              2006       2005       2004       2003       2002
                                            ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.........................        --         --         --         --         --
Variable Accumulation Unit Value..........  $     --   $     --   $     --   $     --   $     --
Total Return..............................        --         --         --         --         --
Investment Income Ratio...................        --         --         --         --         --

SERIES II POLICIES (b)
Net Assets................................  $  1,519   $  1,050   $    816   $    394   $     53
Units Outstanding.........................        94         75         61         33          6
Variable Accumulation Unit Value..........  $  16.08   $  13.93   $  13.32   $  12.08   $   9.43
Total Return..............................     15.4%       4.6%      10.3%      28.1%      (5.7%)
Investment Income Ratio...................      1.3%       1.5%       2.8%       0.4%         --

SERIES III POLICIES (c)
Net Assets................................  $ 26,736   $ 15,576   $  5,552   $     --   $     --
Units Outstanding.........................     2,049      1,381        516         --         --
Variable Accumulation Unit Value..........  $  13.04   $  11.27   $  10.75   $     --   $     --
Total Return..............................     15.7%       4.8%       7.5%         --         --
Investment Income Ratio...................      1.3%       0.7%         --         --         --


                                                             FIDELITY(R) VIP
                                                                OVERSEAS--
                                                              INITIAL CLASS
                                           ----------------------------------------------------
                                             2006       2005       2004       2003       2002
                                           ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................ $     --   $     --   $     --   $     --   $     --
Units Outstanding.........................       --         --         --         --         --
Variable Accumulation Unit Value.......... $     --   $     --   $     --   $     --   $     --
Total Return..............................       --         --         --         --         --
Investment Income Ratio...................       --         --         --         --         --

SERIES II POLICIES (b)
Net Assets................................ $     --   $    165   $     --   $     10   $      2
Units Outstanding.........................       --         11         --          1         --
Variable Accumulation Unit Value.......... $  15.82   $  14.53   $  14.40   $  13.23   $   9.25
Total Return..............................     8.9%       0.9%       8.9%      43.0%      (7.5%)
Investment Income Ratio...................     1.4%         --       3.2%       0.4%         --

SERIES III POLICIES (c)
Net Assets................................ $ 14,042   $  4,129   $    705   $     --   $     --
Units Outstanding.........................      955        332         67         --         --
Variable Accumulation Unit Value.......... $  14.70   $  12.45   $  10.46   $     --   $     --
Total Return..............................    18.1%      19.0%       4.6%         --         --
Investment Income Ratio...................     0.4%       0.2%         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      FIDELITY(R) VIP
                         INVESTMENT                                          FIDELITY(R) VIP
                        GRADE BOND--                                            MID-CAP--
                       INITIAL CLASS                                          INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --

    $  1,653   $  1,150   $    926   $    616   $    239   $  1,196   $    739   $    584   $    276   $     18
         131         95         78         54         22         61         42         39         23          2
    $  12.59   $  12.10   $  11.87   $  11.39   $  10.86   $  19.74   $  17.56   $  14.88   $  11.95   $   8.64
        4.1%       1.9%       4.2%       4.9%       8.6%      12.4%      18.0%      24.6%      38.3%     (13.6%)
        3.4%       3.5%      11.0%       2.4%         --       0.3%         --         --       0.1%         --

    $  2,444   $  1,191   $    115   $     --   $     --   $ 17,242   $  9,912   $  4,230   $     --   $     --
         221        113         11         --         --      1,115        721        365         --         --
    $  11.04   $  10.58   $  10.35   $     --   $     --   $  15.46   $  13.72   $  11.59   $     --   $     --
        4.3%       2.2%       3.5%         --         --      12.7%      18.3%      15.9%         --         --
        2.8%       0.9%         --         --         --       0.3%         --         --         --         --

                                                         JANUS ASPEN
           FIDELITY(R) VIP                                  SERIES
          VALUE STRATEGIES--                              BALANCED--
           SERVICE CLASS 2                           INSTITUTIONAL SHARES
    ------------------------------   ----------------------------------------------------
      2006       2005       2004       2006       2005       2004       2003       2002
    -------------------------------------------------------------------------------------
    $     --   $     --   $     --   $  9,579   $ 11,800   $ 11,571   $ 10,667   $  9,237
          --         --         --        517        700        736        731        717
    $     --   $     --   $     --   $  18.54   $  16.86   $  15.73   $  14.59   $  12.89
          --         --         --       9.9%       7.2%       7.8%      13.3%      (7.1%)
          --         --         --       2.1%       2.3%       2.3%       2.2%       2.4%

    $     --   $     --   $     --   $  1,623   $  1,201   $    998   $    594   $    328
          --         --         --        119         97         87         56         35
    $     --   $     --   $     --   $  13.64   $  12.35   $  11.47   $  10.60   $   9.32
          --         --         --      10.4%       7.7%       8.3%      13.8%      (6.8%)
          --         --         --       2.3%       2.4%       7.8%       2.4%       8.3%

    $    255   $    129   $     27   $  1,928   $  1,262   $    797   $     --   $     --
          18         11          2        152        110         75         --         --
    $  14.12   $  12.17   $  11.88   $  12.69   $  11.47   $  10.62   $     --   $     --
       16.0%       2.4%      18.8%      10.7%       7.9%       6.2%         --         --
        0.3%         --         --       2.2%       1.7%       3.3%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                               JANUS ASPEN                 JANUS ASPEN
                                                                 SERIES                       SERIES
                                                                 FORTY--                 MID CAP GROWTH--
                                                          INSTITUTIONAL SHARES         INSTITUTIONAL SHARES
                                                          ---------------------   ------------------------------
                                                            2006        2005        2006       2005       2004
                                                          ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --    $     --    $     --   $     --   $     --
Units Outstanding.......................................        --          --          --         --         --
Variable Accumulation Unit Value........................  $     --    $     --    $     --   $     --   $     --
Total Return............................................        --          --          --         --         --
Investment Income Ratio.................................        --          --          --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $     --    $     --    $     --   $     --   $     --
Units Outstanding.......................................        --          --          --         --         --
Variable Accumulation Unit Value........................  $     --    $     --    $     --   $     --   $     --
Total Return............................................        --          --          --         --         --
Investment Income Ratio.................................        --          --          --         --         --

SERIES III POLICIES (c)
Net Assets..............................................  $  4,077    $    307    $  5,191   $  3,388   $    638
Units Outstanding.......................................       364          30         363        269         57
Variable Accumulation Unit Value........................  $  11.19    $  10.24    $  14.29   $  12.58   $  11.20
Total Return............................................      9.3%        2.4%       13.6%      12.3%      12.0%
Investment Income Ratio.................................      0.5%        0.6%          --         --         --

                                                                              LORD ABBETT
                                                                             SERIES FUND--
                                                                             MID-CAP VALUE
                                                                               PORTFOLIO
                                                          ----------------------------------------------------
                                                            2006       2005       2004       2003       2002
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --         --
Investment Income Ratio.................................        --         --         --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $    166   $  1,100   $  1,026   $    345   $      9
Units Outstanding.......................................         9         68         69         29          1
Variable Accumulation Unit Value........................  $  18.03   $  16.11   $  14.92   $  12.06   $   9.69
Total Return............................................     12.0%       8.0%      23.7%      24.4%      (3.1%)
Investment Income Ratio.................................      0.1%       0.5%       1.2%       1.5%       6.9%

SERIES III POLICIES (c)
Net Assets..............................................  $ 11,906   $  8,068   $  5,014   $     --   $     --
Units Outstanding.......................................       846        644        433         --         --
Variable Accumulation Unit Value........................  $  14.07   $  12.53   $  11.58   $     --   $     --
Total Return............................................     12.2%       8.2%      15.8%         --         --
Investment Income Ratio.................................      0.6%       0.5%       1.1%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                        JANUS ASPEN                              LAZARD
                           SERIES                              RETIREMENT
                     WORLDWIDE GROWTH--                       INTERNATIONAL
                    INSTITUTIONAL SHARES                    EQUITY PORTFOLIO
    ----------------------------------------------------   -------------------
      2006       2005       2004       2003       2002       2006       2005
    --------------------------------------------------------------------------
    $    276   $    285   $    523   $    437   $    262   $     --   $     --
          21         25         48         42         31         --         --
    $  13.37   $  11.39   $  10.83   $  10.41   $   8.45   $     --   $     --
       17.4%       5.1%       4.0%      23.1%     (26.0%)        --         --
        1.7%       1.3%       1.1%       1.1%       0.9%         --         --

    $     --   $     96   $     63   $     30   $      1   $     --   $     --
          --          9          6          3         --         --         --
    $  10.53   $  10.79   $  10.21   $   9.77   $   7.90   $     --   $     --
       (2.4%)      5.6%       4.5%      23.7%     (21.0%)        --         --
        2.2%       1.5%       3.1%       1.4%       1.5%         --         --

    $    599   $    457   $    128   $     --   $     --   $  2,291   $     26
          49         44         13         --         --        172          2
    $  12.18   $  10.31   $   9.74   $     --   $     --   $  13.32   $  10.87
       18.2%       5.9%      (2.6%)        --         --      22.5%       8.7%
        2.0%       1.4%       1.4%         --         --       1.4%       1.0%

                                                                       MFS(R)
                      MFS(R) INVESTORS                             NEW DISCOVERY
                       TRUST SERIES--                                 SERIES--
                       INITIAL CLASS                               INITIAL CLASS
    ----------------------------------------------------   ------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004
    -------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --

    $    194   $    176   $    169   $    109   $     47   $     --   $     --   $     --
          12         13         13          9          5         --         --         --
    $  15.54   $  13.79   $  12.88   $  11.60   $   9.52   $     --   $     --   $     --
       12.7%       7.0%      11.1%      21.8%      (4.8%)        --         --         --
        0.5%       0.5%       1.7%       0.5%         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     15   $    596   $    315
          --         --         --         --         --          1         57         32
    $     --   $     --   $     --   $     --   $     --   $  11.84   $  10.46   $   9.94
          --         --         --         --         --      13.2%       5.2%      (0.6%)
          --         --         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                                 MFS(R)
                                                                           UTILITIES SERIES--
                                                                             INITIAL CLASS
                                                          ----------------------------------------------------
                                                            2006       2005       2004       2003       2002
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --         --
Investment Income Ratio.................................        --         --         --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $     --   $      8   $     --   $    224   $    169
Units Outstanding.......................................        --          1         --         20         21
Variable Accumulation Unit Value........................  $  13.64   $  12.92   $  11.75   $  11.14   $   8.21
Total Return............................................      5.6%      10.0%       5.5%      35.6%     (17.9%)
Investment Income Ratio.................................      4.3%         --       8.2%       2.3%       3.4%

SERIES III POLICIES (c)
Net Assets..............................................  $    621   $     15   $     --   $     --   $     --
Units Outstanding.......................................        41          1         --         --         --
Variable Accumulation Unit Value........................  $  15.08   $  11.49   $     --   $     --   $     --
Total Return............................................     31.3%      14.9%         --         --         --
Investment Income Ratio.................................      0.4%         --         --         --         --

                                                                             MORGAN STANLEY
                                                                                  UIF
                                                                           U.S. REAL ESTATE--
                                                                                CLASS I
                                                          ----------------------------------------------------
                                                            2006       2005       2004       2003       2002
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --         --
Investment Income Ratio.................................        --         --         --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $    378   $    594   $    952   $    658   $    221
Units Outstanding.......................................        14         30         56         53         24
Variable Accumulation Unit Value........................  $  27.09   $  19.67   $  16.85   $  12.38   $   9.03
Total Return............................................     37.7%      16.8%      36.1%      37.2%      (9.7%)
Investment Income Ratio.................................      0.7%       1.0%       4.6%         --       5.0%

SERIES III POLICIES (c)
Net Assets..............................................  $  5,238   $  2,628   $    809   $     --   $     --
Units Outstanding.......................................       237        164         59         --         --
Variable Accumulation Unit Value........................  $  22.10   $  16.01   $  13.67   $     --   $     --
Total Return............................................     38.0%      17.1%      36.7%         --         --
Investment Income Ratio.................................      1.1%       0.9%       1.9%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

            MORGAN STANLEY                              MORGAN STANLEY
                 UIF                                         UIF
           EMERGING MARKETS                            EMERGING MARKETS
                DEBT--                                     EQUITY--
               CLASS I                                     CLASS I
    ------------------------------   ----------------------------------------------------
      2006       2005       2004       2006       2005       2004       2003       2002
    -------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     56   $     40   $     29   $     31   $     20
          --         --         --          2          2          2          3          3
    $     --   $     --   $     --   $  23.19   $  17.03   $  12.81   $  10.48   $   7.05
          --         --         --      36.2%      32.9%      22.3%      48.6%      (9.5%)
          --         --         --       0.8%       0.6%       0.7%         --         --

    $    116   $     64   $     --   $     78   $     86   $     --   $     --   $     --
           9          6         --          5          7         --         --         --
    $  12.52   $  11.33   $     --   $  16.65   $  12.17   $     --   $     --   $     --
       10.5%      13.3%         --      36.8%      21.7%         --         --         --
        8.1%       6.2%         --       0.7%       0.5%         --         --         --

    $    193   $     16   $     --   $  3,353   $  1,428   $    481   $     --   $     --
          14          1         --        164         96         43         --         --
    $  13.47   $  12.15   $  10.82   $  20.45   $  14.91   $  11.14   $     --   $     --
       10.8%      12.3%       8.2%      37.1%      33.9%      11.4%         --         --
       10.4%       6.6%      85.3%       0.8%       0.3%         --         --         --

              PIMCO LOW                        PIMCO REAL                      PIMCO TOTAL               PIMCO U.S.
              DURATION--                        RETURN--                         RETURN--               GOVERNMENT--
            ADMINISTRATIVE                   ADMINISTRATIVE                   ADMINISTRATIVE           ADMINISTRATIVE
             CLASS SHARES                     CLASS SHARES                     CLASS SHARES             CLASS SHARES
    ------------------------------   ------------------------------   ------------------------------   --------------
      2006       2005       2004       2006       2005       2004       2006       2005       2004          2006
    -----------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --      $     --
          --         --         --         --         --         --         --         --         --            --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --      $     --
          --         --         --         --         --         --         --         --         --            --
          --         --         --         --         --         --         --         --         --            --

    $     --   $    228   $    152   $     90   $    137   $     78   $     69   $    217   $     --      $     --
          --         23         15          9         13          8          7         21         --            --
    $  10.12   $  10.08   $  10.00   $  10.42   $  10.37   $  10.18   $  10.56   $  10.19   $     --      $     --
        0.5%       0.8%         --       0.5%       1.8%       1.8%       3.6%       1.9%         --            --
        3.9%       2.9%       5.5%       4.2%       2.9%       4.5%       4.4%       3.7%         --            --

    $    264   $     58   $     48   $  2,622   $  1,237   $     24   $ 14,366   $  8,384   $  3,027      $    579
          25          6          5        250        119          2      1,305        790        292            54
    $  10.54   $  10.11   $  10.00   $  10.48   $  10.40   $  10.19   $  11.01   $  10.60   $  10.35      $  10.64
        4.3%       1.0%         --       0.7%       2.1%       1.9%       3.8%       2.5%       3.5%            --
        4.1%       1.8%       1.9%       4.2%       3.1%       1.7%       4.3%       3.2%       2.1%          4.0%

                 ROYCE
               MICRO-CAP
              PORTFOLIO--
            INVESTMENT CLASS
     ------------------------------
       2006       2005       2004
     ------------------------------
     $     --   $     --   $     --
           --         --         --
     $     --   $     --   $     --
           --         --         --
           --         --         --
     $    405   $    156   $     84
           27         13          8
     $  14.82   $  12.25   $  11.01
        20.9%      11.3%      10.1%
         0.3%       0.7%         --
     $  1,722   $    642   $    211
          116         52         19
     $  14.90   $  12.29   $  11.01
        21.2%      11.6%      10.1%
         0.3%       0.6%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 ROYCE                   SCUDDER VIT
                                                               SMALL-CAP                EAFE(R) EQUITY
                                                              PORTFOLIO--                INDEX FUND--
                                                           INVESTMENT CLASS             CLASS A SHARES
                                                          -------------------   ------------------------------
                                                            2006       2005       2006       2005       2004
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --         --
Investment Income Ratio.................................        --         --         --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --         --
Variable Accumulation Unit Value........................  $  10.50   $     --   $     --   $     --   $     --
Total Return............................................      5.0%         --         --         --         --
Investment Income Ratio.................................        --         --         --         --         --

SERIES III POLICIES (c)
Net Assets..............................................  $  1,546   $    187   $     --   $     --   $      1
Units Outstanding.......................................       132         18         --         --         --
Variable Accumulation Unit Value........................  $  11.72   $  10.15   $     --   $     --   $  11.12
Total Return............................................     15.4%       1.5%         --         --      11.2%
Investment Income Ratio.................................      0.1%         --         --         --         --


                                                             T. ROWE PRICE              T. ROWE PRICE
                                                               INDEX 500                INTERNATIONAL
                                                               PORTFOLIO               STOCK PORTFOLIO
                                                          -------------------   ------------------------------
                                                            2006       2005       2006       2005       2004
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --         --
Investment Income Ratio.................................        --         --         --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $     --   $     --   $    377   $    275   $    117
Units Outstanding.......................................        --         --         24         21         10
Variable Accumulation Unit Value........................  $     --   $     --   $  15.50   $  13.04   $  11.27
Total Return............................................        --         --      18.8%      15.7%      12.7%
Investment Income Ratio.................................        --         --       1.4%       1.8%       9.9%

SERIES III POLICIES (c)
Net Assets..............................................  $    347   $     24   $    905   $    375   $    251
Units Outstanding.......................................        28          2         58         29         22
Variable Accumulation Unit Value........................  $  12.20   $  10.57   $  15.44   $  12.96   $  11.17
Total Return............................................     15.4%       5.7%      19.1%      16.0%      11.7%
Investment Income Ratio.................................      2.4%       2.4%       0.9%       1.3%       2.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


            T. ROWE PRICE                               T. ROWE PRICE
              BLUE CHIP                                 EQUITY INCOME
           GROWTH PORTFOLIO                               PORTFOLIO
    ------------------------------   ----------------------------------------------------
      2006       2005       2004       2006       2005       2004       2003       2002
    -------------------------------------------------------------------------------------
    $     --   $     --   $     --   $    659   $    460   $    412   $    286   $    213
          --         --         --         38         32         29         23         21
    $     --   $     --   $     --   $  17.20   $  14.56   $  14.11   $  12.36   $   9.92
          --         --         --      18.1%       3.2%      14.1%      24.6%     (13.7%)
          --         --         --       1.7%       1.5%       1.6%       1.6%       1.6%

    $    141   $    241   $    201   $  1,681   $  2,588   $  2,044   $  1,668   $    703
          11         21         19        113        207        170        159         84
    $  12.31   $  11.25   $  10.65   $  14.81   $  12.48   $  12.04   $  10.50   $   8.39
        9.4%       5.7%       6.5%      18.7%       3.7%      14.6%      25.2%     (16.1%)
        0.2%       0.1%       6.8%       1.6%       1.6%       4.5%       1.9%       2.1%

    $  7,222   $  8,056   $  4,500   $ 12,882   $  8,428   $  3,620   $     --   $     --
         567        694        411        934        727        325         --         --
    $  12.73   $  11.61   $  10.96   $  13.78   $  11.59   $  11.15   $     --   $     --
        9.7%       5.9%       9.6%      19.0%       3.9%      11.5%         --         --
        0.3%       0.1%       2.3%       1.6%       1.4%       2.6%         --         --

                                                                   T. ROWE PRICE                    T. ROWE PRICE
                       T. ROWE PRICE                                NEW AMERICA                   PERSONAL STRATEGY
                        LIMITED-TERM                                   GROWTH                          BALANCED
                       BOND PORTFOLIO                                PORTFOLIO                        PORTFOLIO
    ----------------------------------------------------   ------------------------------   ------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2006       2005       2004
    ----------------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --         --

    $    101   $     93   $    200   $    134   $     33   $    295   $     75   $     --   $     --   $     --   $     --
           9          9         19         13          3         24          7         --         --         --         --
    $  11.22   $  10.80   $  10.64   $  10.55   $  10.15   $  12.22   $  10.64   $     --   $     --   $     --   $     --
        3.8%       1.5%       0.9%       4.0%       1.5%      14.9%       6.4%         --         --         --         --
        4.0%       3.5%       9.2%       3.6%       4.5%       0.1%         --         --         --         --         --

    $    873   $    325   $     63   $     --   $     --   $  1,011   $    449   $     49   $ 19,466   $  7,790   $  5,185
          82         32          6         --         --         87         42          5      1,497        670        475
    $  10.65   $  10.23   $  10.05   $     --   $     --   $  11.58   $  10.79   $  10.32   $  13.00   $  11.62   $  10.92
        4.1%       1.8%       0.5%         --         --       7.3%       4.5%       3.2%      11.9%       6.4%       9.2%
        3.8%       3.0%       4.6%         --         --       0.1%         --       0.3%       2.3%       1.6%       2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                     VAN ECK
                                                                    WORLDWIDE
                                                                ABSOLUTE RETURN--
                                                               INITIAL CLASS SHARES
                                                          ------------------------------
                                                            2006       2005       2004
                                                          ------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --
Units Outstanding.......................................        --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --
Total Return............................................        --         --         --
Investment Income Ratio.................................        --         --         --

SERIES II POLICIES (b)
Net Assets..............................................  $     --   $     --   $     --
Units Outstanding.......................................        --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --
Total Return............................................        --         --         --
Investment Income Ratio.................................        --         --         --

SERIES III POLICIES (c)
Net Assets..............................................  $    244   $     75   $      9
Units Outstanding.......................................        23          8          1
Variable Accumulation Unit Value........................  $  10.79   $   9.93   $   9.91
Total Return............................................      8.7%       0.2%      (0.9%)
Investment Income Ratio.................................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the funds, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP SIG)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2007

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2006 AND 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               2006      2005
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $971 in
     2006 and $746 in 2005).................................  $38,906   $36,467
  Trading securities........................................       12        13
Equity securities, at fair value
  Available-for-sale........................................       74        32
  Trading securities........................................       62        56
Mortgage loans..............................................    4,189     3,609
Policy loans................................................      651       599
Other long-term investments.................................      554       404
                                                              -------   -------
     Total investments......................................   44,448    41,180
Cash and cash equivalents...................................      583       422
Deferred policy acquisition costs...........................    3,310     2,978
Interest in annuity contracts...............................    4,240     4,005
Amounts recoverable from reinsurer..........................    6,432     6,090
Other assets................................................      856       790
Separate account assets.....................................   16,579    13,990
                                                              -------   -------
     Total assets...........................................  $76,448   $69,455
                                                              =======   =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES
Policyholders' account balances.............................  $41,309   $38,413
Future policy benefits......................................    2,087     1,460
Policy claims...............................................      156       126
Obligations under structured settlement agreements..........    4,240     4,005
Amounts payable to reinsurer................................    5,114     4,844
Other liabilities...........................................    2,308     2,123
Separate account liabilities................................   16,579    13,990
                                                              -------   -------
     Total liabilities......................................   71,793    64,961
                                                              -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares
  authorized, 2,500 issued and outstanding).................       25        25
Additional paid in capital..................................    1,410     1,410
Accumulated other comprehensive income......................       77       231
Retained earnings...........................................    3,143     2,828
                                                              -------   -------
     Total stockholder's equity.............................    4,655     4,494
                                                              -------   -------
     Total liabilities and stockholder's equity.............  $76,448   $69,455
                                                              =======   =======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums..................................................  $  565   $  138   $   29
  Fees-universal life and annuity policies..................     487      376      676
  Net investment income.....................................   2,400    2,187    2,006
  Net investment (losses)/gains.............................     (41)      --       31
  Net revenue from reinsurance..............................     214      276        4
  Other income..............................................      28       33       26
                                                              ------   ------   ------
     Total revenues.........................................   3,653    3,010    2,772
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances......   1,646    1,488    1,376
  Increase in liabilities for future policy benefits........     529      155       19
  Policyholder benefits.....................................     114       71      157
  Operating expenses........................................     899      865      762
                                                              ------   ------   ------
     Total expenses.........................................   3,188    2,579    2,314
                                                              ------   ------   ------
  Income before income taxes................................     465      431      458
  Income tax expense........................................     138      138      150
                                                              ------   ------   ------
NET INCOME..................................................  $  327   $  293   $  308
                                                              ======   ======   ======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                             ACCUMULATED
                                                    ADDITIONAL                  OTHER           TOTAL
                                          CAPITAL    PAID IN     RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK     CAPITAL     EARNINGS   INCOME (LOSS)      EQUITY
                                          -------   ----------   --------   -------------   -------------
                                                                   (IN MILLIONS)
BALANCE AT JANUARY 1, 2004..............    $25       $1,410      $2,227        $ 590          $4,252
                                                                                               ------
Comprehensive income:
  Net income............................                             308                          308
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                           63              63
                                                                                               ------
  Other comprehensive income............                                                           63
                                                                                               ------
Total comprehensive income..............                                                          371
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2004............     25        1,410       2,535          653           4,623
                                                                                               ------
Comprehensive income:
  Net income............................                             293                          293
                                                                                               ------
     Unrealized investment losses, net
       of related offsets,
       reclassification adjustments and
       income taxes.....................                                         (422)           (422)
                                                                                               ------
  Other comprehensive income............                                                         (422)
                                                                                               ------
Total comprehensive income..............                                                         (129)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2005............     25        1,410       2,828          231           4,494
                                                                                               ------
Comprehensive income:
  Net income............................                             327                          327
                                                                                               ------
     Unrealized investment losses, net
       of related offsets,
       reclassification adjustments and
       income taxes.....................                                         (154)           (154)
                                                                                               ------
  Other comprehensive income............                                                         (154)
                                                                                               ------
Total comprehensive income..............                                                          173
  Distribution to Stockholder...........                             (12)                         (12)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2006............    $25       $1,410      $3,143        $  77          $4,655
                                            ===       ======      ======        =====          ======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2006       2005       2004
                                                              --------   --------   --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    327   $    293   $    308
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................        55         62         43
    Net capitalization of deferred policy acquisition
      costs.................................................      (248)      (232)      (318)
    Annuity and universal life fees.........................      (412)      (375)      (338)
    Interest credited to policyholders' account balances....     1,646      1,488      1,376
    Net investment losses (gains)...........................        41         --        (31)
    Equity in earnings of limited partnerships..............         1         --         --
    Deferred income taxes...................................        52         16         63
    Net revenue from intercompany reinsurance...............       (57)       (20)        --
    Net change in unearned revenue liability................        49         16         30
    Changes in:
      Net separate account assets and liabilities...........        --         --          3
      Other assets and other liabilities....................         5        (52)       (33)
      Reinsurance recoverables and payables.................        25         76        (61)
      Trading securities....................................        (1)        32         36
      Policy claims.........................................        30        (25)        44
      Future policy benefits................................       543        156         19
                                                              --------   --------   --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES..........     2,056      1,435      1,141
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available-for-sale fixed maturities.............    11,100     17,013     21,439
    Maturity of available-for-sale fixed maturities.........     1,337        532        567
    Sale of equity securities...............................        44         39         25
    Repayment of mortgage loans.............................       618        459        480
    Sale of other investments...............................        95        329         34
  Cost of:
    Available-for-sale fixed maturities acquired............   (15,272)   (20,135)   (26,796)
    Equity securities acquired..............................       (50)       (10)       (17)
    Mortgage loans acquired.................................    (1,198)      (978)      (852)
    Other investments acquired..............................      (262)       (70)      (443)
  Policy loans (net)........................................       (52)       (29)        (8)
                                                              --------   --------   --------
         NET CASH USED IN INVESTING ACTIVITIES..............    (3,640)    (2,850)    (5,571)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits................................................     6,183      5,812      6,205
    Withdrawals.............................................    (4,174)    (2,981)    (2,147)
    Net transfers to the separate accounts..................      (371)      (254)      (458)
  Increase (decrease) in loaned securities..................       247       (341)      (369)
  Securities sold under agreements to repurchase (net)......      (154)      (867)       866
  Net (paydowns) proceeds from affiliated credit
    agreements..............................................        --       (233)       233
  Proceeds from debt........................................         8         --         --
  Change in book and bank overdrafts........................        18         21         19
  Distribution to stockholder...............................       (12)        --         --
                                                              --------   --------   --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES..........     1,745      1,157      4,349
                                                              --------   --------   --------
Net increase (decrease) in cash and cash equivalents........       161       (258)       (81)
                                                              --------   --------   --------
Cash and cash equivalents, beginning of year................       422        680        761
                                                              --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    583   $    422   $    680
                                                              ========   ========   ========

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Equity securities classified as available-for-sale, reflect unrealized gains and losses in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment (losses) gains in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other long-term investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with FIN No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements and furniture and equipment. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premium so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2006, 2005 and 2004.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note
5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
9 -- Reinsurance. This net revenue adjustment excludes ceded Universal Life fees and ceded Policyholder Benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2006 and 2005, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2006 and 2005 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

outside legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is in the process of evaluating this statement.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company will adopt FIN No. 48 on January 1, 2007. The Company is currently assessing the impact of FIN No. 48 on the Company's consolidated financial statements.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments." This statement provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company has used this exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain re-measurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company is in the process of determining whether there are any hybrid instruments for which the Company will elect the fair value option.

     In November 2005, the FASB issued Staff Position Paper ("FSP") No. 115-1, which is entitled "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company's consolidated statements.

     Effective January 1, 2004, the Company adopted SOP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-01")." SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities;
(ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities at January 1, 2004. The Company currently offers enhanced crediting rates or day one bonus payments to contract holders on certain of its annuity products. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumptions used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products are no longer eligible for capitalization. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income.

     Effective January 1, 2004, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2006 and 2005, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                       2006                     2005
                                              ----------------------   ----------------------
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
AVAILABLE-FOR-SALE                              COST      FAIR VALUE     COST      FAIR VALUE
------------------                            ---------   ----------   ---------   ----------
Due in one year or less.....................   $   538     $   539      $ 1,707     $ 1,714
Due after one year through five years.......     6,490       6,464        6,849       6,850
Due after five years through ten years......    13,177      13,147       11,796      11,912
Due after ten years.........................     6,233       6,429        4,254       4,566
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.................................     1,522       1,499        1,625       1,603
  Other mortgage-backed securities..........     7,538       7,557        7,263       7,321
  Other asset-backed securities.............     3,143       3,131        2,415       2,400
  Redeemable preferred securities...........       140         140           97         101
                                               -------     -------      -------     -------
  TOTAL AVAILABLE-FOR-SALE..................   $38,781     $38,906      $36,006     $36,467
                                               =======     =======      =======     =======

     At December 31, 2006 and 2005, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                   2006
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE-FOR-SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,433       $ 18         $ 35       $ 2,416
U.S. agencies, state and municipal.........       516         44            4           556
Foreign governments........................       137          5            *           142
Corporate..................................    24,874        455          365        24,964
Mortgage-backed securities.................     7,538         87           68         7,557
Asset-backed securities....................     3,143         17           29         3,131
Redeemable preferred securities............       140          2            2           140
                                              -------       ----         ----       -------
  TOTAL AVAILABLE-FOR-SALE.................   $38,781       $628         $503       $38,906
                                              =======       ====         ====       =======

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2005
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE-FOR-SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,047       $ 32         $ 30       $ 2,049
U.S. agencies, state and municipal.........       545         48            2           591
Foreign governments........................       144          5            *           149
Corporate..................................    23,495        643          282        23,856
Mortgage-backed securities.................     7,263        130           72         7,321
Asset-backed securities....................     2,415         13           28         2,400
Redeemable preferred securities............        97          4           --           101
                                              -------       ----         ----       -------
  TOTAL AVAILABLE-FOR-SALE.................   $36,006       $875         $414       $36,467
                                              =======       ====         ====       =======

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2006 and 2005, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $32 million and $141 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled $4 million and $3 million at December 31, 2006 and 2005, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2006 and 2005, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                        UNREALIZED   UNREALIZED   ESTIMATED
                                                 COST     GAINS        LOSSES     FAIR VALUE
                                                 ----   ----------   ----------   ----------
2006...........................................  $69        $5         $  --         $74
2005...........................................  $30        $2         $  --         $32

  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2006 and 2005 was estimated to be $4,233 million and $3,678 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2006 and 2005, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $257 million and $190 million, respectively, at fixed and floating interest rates ranging from 3.6% to 7.6% and from 3.6% to 12.3%, respectively. These commitments are diversified by property type and geographic region.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2006 and 2005, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                            2006               2005
                                                      ----------------   ----------------
                                                      CARRYING   % OF    CARRYING   % OF
                                                       VALUE     TOTAL    VALUE     TOTAL
                                                      --------   -----   --------   -----
PROPERTY TYPE:
  Residential.......................................   $1,187     28.3%   $  947     26.2%
  Office buildings..................................    1,019     24.3     1,094     30.3
  Retail facilities.................................      787     18.8       637     17.7
  Apartment buildings...............................      652     15.6       344      9.5
  Industrial........................................      514     12.3       494     13.7
  Other.............................................       30      0.7        93      2.6
                                                       ------    -----    ------    -----
     TOTAL..........................................   $4,189    100.0%   $3,609    100.0%
                                                       ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central...........................................   $1,091     26.0%   $  895     24.8%
  Pacific...........................................    1,057     25.2       994     27.6
  South Atlantic....................................      965     23.1       842     23.3
  Middle Atlantic...................................      831     19.8       632     17.5
  New England.......................................      245      5.9       245      6.8
  Other.............................................       --       --         1      0.0
                                                       ------    -----    ------    -----
     TOTAL..........................................   $4,189    100.0%   $3,609    100.0%
                                                       ======    =====    ======    =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2006 and 2005 is summarized below (in millions):

                                                              2006    2005
                                                              -----   ----
Beginning balance...........................................  $  6    $ 9
Additions charged to operations.............................     1     --
Reduction due to sale.......................................    --     (3)
                                                              -----   ---
ENDING BALANCE..............................................  $  7    $ 6
                                                              =====   ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2006 and 2005 were as follows (in millions):

                                                              2006   2005
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $220   $229
Collateralized third party commercial loans.................   147     71
Limited partnerships........................................   149     68
Derivatives.................................................    25     21
Real estate.................................................    10     11
Other.......................................................     3      4
                                                              ----   ----
  TOTAL OTHER LONG-TERM INVESTMENTS.........................  $554   $404
                                                              ====   ====

     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate was $5 million for both December 31, 2006 and 2005. Depreciation expense for December 31, 2006, 2005 and 2004 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $161 million and $70 million at December 31, 2006 and 2005, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2006 and 2005 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                 LOSS
                                                              -----------
                                                              2006   2005
                                                              ----   ----
Asset-backed securitizations................................  $ 53   $ 54
Private placement structured notes..........................    86     94
Other long-term investments:
  Equity in asset-backed securitizations....................    23     32
  Limited partnerships......................................    12      2
                                                              ----   ----
     TOTAL..................................................  $174   $182
                                                              ====   ====

     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at both December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Fixed maturities...........................................  $2,179   $1,982   $1,805
Equity securities..........................................       5        8        4
Mortgage loans.............................................     239      206      185
Policy loans...............................................      46       44       45
Other long-term investments................................      32       29       27
                                                             ------   ------   ------
  Gross investment income..................................   2,501    2,269    2,066
Investment expenses........................................    (101)     (82)     (60)
                                                             ------   ------   ------
  NET INVESTMENT INCOME....................................  $2,400   $2,187   $2,006
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2006, 2005 and 2004, net investment (losses) gains were as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Fixed maturities............................................  $(28)  $(3)   $ 44
Equity securities...........................................    (8)    5      12
Mortgage loans..............................................    (1)   --      (4)
Derivative instruments......................................    (6)   (4)    (23)
Other long-term investments.................................     2     2       2
                                                              ----   ---    ----
  TOTAL NET INVESTMENT (LOSSES)/GAINS.......................  $(41)  $--    $ 31
                                                              ====   ===    ====

     The net (losses) gains on trading securities (both fixed maturities and equity securities) amounted to $(4) million, $(12) million and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively. Trading gains and losses are included in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $67 million, $98 million and $139 million for the years ended December 31, 2006, 2005 and 2004, respectively; and realized losses were $100 million, $82 million and $93 million, respectively.

     Related losses from other-than-temporary impairments in fixed maturities (included in net investment (losses) gains on fixed maturities above) were $3 million, $15 million and $10 million for the years ended December 31, 2006, 2005 and 2004, respectively. Related losses from other-than-temporary impairments in equity securities (included in net investment (losses) gains on equity securities above) were $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005 and 2004.

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2006 and 2005 (in millions):

                                                                  2006
                                    -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                    -------------------   --------------------   --------------------
                                     FAIR    UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                    VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                    ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  553      $ 5       $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal....................      80        1            91         3          171         4
  Foreign governments.............      15        *            26         *           41         *
  Corporate.......................   3,980       57         9,198       308       13,178       365
  Mortgage-backed securities......   1,579       12         2,197        56        3,776        68
  Asset-backed securities.........     644        4         1,019        25        1,663        29
  Redeemable preferred
     securities...................      10        *            52         2           62         2
                                    ------      ---       -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED FIXED
     MATURITIES...................  $6,861      $79       $13,691      $424      $20,552      $503
                                    ======      ===       =======      ====      =======      ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2005
                                    -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS         12 MONTHS               TOTAL
                                    --------------------   -------------------   --------------------
                                     FAIR     UNREALIZED    FAIR    UNREALIZED    FAIR     UNREALIZED
                                     VALUE      LOSSES     VALUE      LOSSES      VALUE      LOSSES
                                    -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $ 1,214      $ 21      $  225      $  9      $ 1,439      $ 30
  U.S. agencies, state and
     municipal....................       89         1          16         1          105         2
  Foreign governments.............       29         *           1         *           30         *
  Corporate.......................    7,886       172       2,565       110       10,451       282
  Mortgage-backed securities......    2,959        50         535        22        3,494        72
  Asset-backed securities.........    1,197        16         340        12        1,537        28
                                    -------      ----      ------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED FIXED
     MATURITIES...................  $13,374      $260      $3,682      $154      $17,056      $414
                                    =======      ====      ======      ====      =======      ====

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2006, fixed maturities represented the Company's entire unrealized loss amount, which was comprised of approximately 2,857 different securities.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2006, represent $79 million or 16% of the Company's total unrealized loss, and securities in an unrealized loss position greater than twelve months represent $424 million or 84% of the Company's total fixed maturities unrealized loss. Of the total amount of fixed maturities' unrealized losses, $456 million or 91% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $47 million or 9% of the Company's total fixed maturities unrealized losses. Unrealized losses on investment grade securities are principally related to changes in interest rates. The continued rise in interest rates in 2006 over 2005 levels has contributed to the decline in value of our fixed maturity investments as follows:

     U.S. Treasury and Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $35 million or 7% of the Company's unrealized losses. These were spread across 199 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $365 million or 73% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,754 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $107 million or 21% of the total unrealized losses for fixed maturities. These unrealized losses are principally due to changes in interest rates and were spread across all industry sectors with no one sector experiencing a disproportionate amount of losses over other sectors. The industry sectors with the largest unrealized losses on securities with a fair value below 95% of the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

security's amortized cost were the electric utilities ($10 million), building products ($8 million), manufacturing ($5 million) and banking ($5 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $68 million or 14% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to increases in interest rates. These losses are spread across approximately 555 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced at or greater than 95% of the security's amortized cost represented $61 million or 90% of the total unrealized losses on mortgage-backed securities. Because the decline in market value is attributable to changes in interest rates and all contractual payments remain current, and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $29 million or 6% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are due to changes in interest rates. These losses are spread across approximately 321 investment grade securities. The Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net income in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $6 million or 21% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment (losses) gains in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts for the years ended December 31, 2006, 2005 and 2004 are as follows (in millions):

                                                              2006    2005    2004
                                                              -----   -----   ----
Net unrealized investment gains, beginning of the year......  $ 231   $ 653   $590
                                                              -----   -----   ----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising during
       the period...........................................   (217)   (578)    51
     Less: Reclassification adjustments for (losses) gains
       included in net income...............................     (1)     60     57
                                                              -----   -----   ----
     Change in net unrealized investment (losses) gains, net
       of adjustments.......................................   (216)   (638)    (6)
Impact of net unrealized investment (losses) gains on:
  DAC.......................................................     55     201     62
  Policyholders' account balances and future policy
     benefits...............................................      4     (10)    (7)
  Other assets (deferred sales inducements).................      3      25     14
                                                              -----   -----   ----
Change in net unrealized investment (losses) gains..........   (154)   (422)    63
                                                              -----   -----   ----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR................  $  77   $ 231   $653
                                                              =====   =====   ====

     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax (benefit) expense of $(117) million, $(311) million and $27 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax (benefit) expense of less than $(1) million, $32 million and $31 million, respectively.

     DAC in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense of $29 million, $108 million and $33 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense (benefit) of $2 million, $(5) million and $(4) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense of $2 million, $14 million, and $7 million, respectively.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2006 and 2005 were as follows (in millions):

                                                               2006      2005
                                                              -------   -------
Deferred annuities..........................................  $23,243   $21,388
Universal life contracts....................................   17,549    16,597
Unearned revenue liability..................................      245       192
Other.......................................................      272       236
                                                              -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.....................  $41,309   $38,413
                                                              =======   =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2006:

PRODUCT                                       INTEREST RATE   WITHDRAWAL/SURRENDER CHARGES
-------                                       -------------   ----------------------------
Deferred annuities..........................  2.20% to 8.00%  Surrender charges 0% to 10%
                                                              for up to 10 years.
Universal life contracts....................  3.10% to 6.35%  Various up to 19 years.

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2006 and 2005 were as follows (in millions):

                                                               2006     2005
                                                              ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.........................  $1,055   $  961
  Other life................................................      66       54
                                                              ------   ------
       Total life insurance.................................   1,121    1,015
Individual and group payout annuities.......................     966      445
                                                              ------   ------
     TOTAL FUTURE POLICY BENEFITS...........................  $2,087   $1,460
                                                              ======   ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2006:

PRODUCT                                          MORTALITY       INTEREST RATE    ESTIMATION METHOD
-------                                          ---------       -------------    -----------------
Life insurance:                             Based upon best      3.80% - 7.50%   Net level premium
  Taiwan business-                          estimates at time                    reserve taking into
  100% coinsured                            of policy issuance                   account death
                                            with provision for                   benefits, lapses
                                            adverse deviations                   and maintenance
                                            ("PAD").                             expenses with PAD.
Individual and group payout annuities       Based upon best      4.30% - 9.50%   Present value of
                                            estimates at time                    expected future
                                            of policy issuance                   payments at a rate
                                            with PAD.                            expected at issue
                                                                                 with PAD.

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2006 and 2005, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2006 and 2005 for GMDB and GMAB ($ in millions):

                                                                     2006
                                              ---------------------------------------------------
                                                   RETURN OF NET DEPOSITS             RATCHET
                                              ---------------------------------   ---------------
                                              IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                   DEATH        SPECIFIED DATE         DEATH
                                                  (GMDB)            (GMAB)            (GMDB)
                                              ---------------   ---------------   ---------------
Account value...............................      $3,962            $1,281            $13,456
Net amount at risk..........................      $   16            $    1            $   177
Average attained age of contractholders.....          56                --                 56

                                                                     2005
                                              ---------------------------------------------------
                                                   RETURN OF NET DEPOSITS             RATCHET
                                              ---------------------------------   ---------------
                                              IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                   DEATH        SPECIFIED DATE         DEATH
                                                  (GMDB)            (GMAB)            (GMDB)
                                              ---------------   ---------------   ---------------
Account value...............................      $3,517             $839             $12,758
Net amount at risk..........................      $   32             $  2             $   332
Average attained age of contractholders.....          56               --                  56

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits in the accompanying Consolidated Balance Sheet (in millions):

                                                              GMDB   GMAB   TOTALS
                                                              ----   ----   ------
Balance at January 1, 2004..................................  $29    $ 2     $31
  Incurred guarantee benefits...............................    1      1       2
  Paid guarantee benefits...................................   (7)    --      (7)
                                                              ---    ---     ---
Balance at December 31, 2004................................   23      3      26
  Incurred guarantee benefits...............................   12      6      18
  Paid guarantee benefits...................................   (5)    --      (5)
                                                              ---    ---     ---
Balance at December 31, 2005................................   30      9      39
  Incurred guarantee benefits...............................    4     (2)      2
  Paid guarantee benefits...................................   (3)    --      (3)
                                                              ---    ---     ---
BALANCE AT DECEMBER 31, 2006................................  $31    $ 7     $38
                                                              ===    ===     ===

     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006 and 2005:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 7.02% to 7.24% for 2006 and 7.10% to 7.34% for 2005.

     - Volatility assumption was 14.58% for 2006 and 15.3% for 2005.

     - For 2006, mortality was assumed to be 93% of the A2000 table. For 2005, the mortality assumption was a 50/50 blend of the 1994 GMDB table and the 1983 Basic "A" table with 18 years of static projection.

     - Lapse rates vary by contract type and duration and range from 0% to 18%, with an average of 8% for 2006, and 1% to 21%, with an average of 6% for 2005.

     - Discount rates ranged from 6.01% to 7.61% for 2006 and 4.93% to 7.61% for 2005.

     GMABs are considered to be derivatives under SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", and are recognized at fair value through earnings.

     The following table presents the aggregate fair value of assets at December 31, 2006 and 2005 , by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                         2006              2005
                                                   ----------------   --------------
INVESTMENT FUND OPTION:                             GMDB      GMAB     GMDB     GMAB
-----------------------                            -------   ------   -------   ----
Equity...........................................  $ 8,897   $  918   $ 7,403   $567
Fixed income.....................................    2,413      173     2,306    132
Balanced.........................................    1,830      110     1,651     70
Other............................................    4,278       80     4,914     70
                                                   -------   ------   -------   ----
  TOTAL..........................................  $17,418   $1,281   $16,274   $839
                                                   =======   ======   =======   ====

  SOP 03-01 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-01 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's Individual Life contracts, SOP 03-01 primarily affects universal life policies with cost of insurance (COI) charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-01 liability for individual life products reflected in the general account in future policy benefits at December 31, 2006 and 2005 (in millions).

                                                              2006   2005
                                                              ----   ----
Beginning balance...........................................  $15    $12
Net liability increase......................................    8      3
                                                              ---    ---
Ending balance..............................................  $23    $15
                                                              ===    ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2006 and 2005 are as follows (in millions):

                                                               2006      2005
                                                              -------   -------
Registered..................................................  $16,204   $13,857
Non-registered..............................................      375       133
                                                              -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.............................  $16,579   $13,990
                                                              =======   =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2006, 2005 and 2004 was as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Balance at beginning of year...............................  $2,978   $2,437   $2,180
  Reclassification due to adoption of SOP 03-01............      --       --     (156)
  Current year additions...................................     593      572      586
  Amortized during year....................................    (345)    (340)    (268)
  Adjustment for change in unrealized investment gains.....      84      309       95
                                                             ------   ------   ------
  BALANCE AT END OF YEAR...................................  $3,310   $2,978   $2,437
                                                             ======   ======   ======

     As discussed in Note 2 -- Significant Accounting Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to other assets.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Balance at beginning of year................................  $230   $195   $ --
  Reclassification due to adoption of SOP 03-01.............    --     --    156
  Current year additions....................................    37     30     35
  Amortized during year.....................................   (44)   (34)   (17)
  Adjustment for change in unrealized investment gains......     5     39     21
                                                              ----   ----   ----
  BALANCE AT END OF YEAR....................................  $228   $230   $195
                                                              ====   ====   ====

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Current:
  Federal...................................................  $ 84   $119   $ 85
  State and local...........................................     1      3      2
  Foreign...................................................     1     --     --
                                                              ----   ----   ----
                                                                86    122     87
Deferred:
  Federal...................................................    52     16     63
                                                              ----   ----   ----
INCOME TAX EXPENSE..........................................  $138   $138   $150
                                                              ====   ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2006 and 2005 are as follows (in millions):

                                                              2006    2005
                                                              ----   ------
Deferred tax assets:
  Future policyholder benefits..............................  $623   $  606
  Employee and agents benefits..............................    62       71
  Other.....................................................     1        9
                                                              ----   ------
     Gross deferred tax assets..............................   686      686
                                                              ----   ------
Deferred tax liabilities:
  DAC.......................................................   952      836
  Investments...............................................    44      188
  Other.....................................................    --        3
                                                              ----   ------
     Gross deferred tax liabilities.........................   996    1,027
                                                              ----   ------
       NET DEFERRED TAX LIABILITY...........................  $310   $  341
                                                              ====   ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2006, 2005 and 2004:

                                                              2006   2005   2004
                                                              ----   ----   ----
Statutory Federal income tax rate...........................  35.0%  35.0%  35.0%
Tax exempt income...........................................  (4.9)  (3.8)  (1.9)
Other.......................................................  (0.3)   0.8   (0.3)
                                                              ----   ----   ----
EFFECTIVE TAX RATE..........................................  29.8%  32.0%  32.8%
                                                              ====   ====   ====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2006 and 2005, the Company had recorded an income tax receivable from New York Life of $5 million and $18 million, respectively, included in other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary,

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 69% and 64% of the reinsurance ceded to non-affiliates at December 31, 2006 and 2005, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $3 million for December 31, 2006 and $0 million December 31, 2005 and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $3 million and $0 million for December 31, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2006 and 2005, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2006, 2005 and 2004 was as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Fees-universal life and annuity policies ceded.............  $  341   $  387   $   --
                                                             ======   ======   ======
Net revenue from reinsurance...............................  $  210   $  266   $   --
                                                             ======   ======   ======
Policyholders' benefits ceded..............................  $  130   $  117   $   --
                                                             ======   ======   ======
Amounts recoverable from reinsurer.........................  $5,238   $5,020   $4,779
                                                             ======   ======   ======
Amounts payable to reinsurer...............................  $5,089   $4,821   $4,535
                                                             ======   ======   ======
Other liabilities (deferred gain, net of amortization).....  $  170   $  224   $  244
                                                             ======   ======   ======

     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                               2006    2005    2004
                                                              ------   ----   ------
Amounts recoverable from reinsurers.........................  $1,055   $961   $1,021
Premiums ceded..............................................     158    127      130
Benefits ceded..............................................      81     69       81

     The effects of all reinsurance for the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Premiums:
  Direct...................................................  $  723   $  265   $  171
  Assumed..................................................       1        1        1
  Ceded....................................................    (159)    (128)    (143)
                                                             ------   ------   ------
Net premiums...............................................  $  565   $  138   $   29
                                                             ======   ======   ======
Fees-universal life and annuity policies ceded.............  $  509   $  530   $  111
                                                             ======   ======   ======
Net revenue from reinsurance...............................  $  214   $  276   $    4
                                                             ======   ======   ======
Policyholders' benefits ceded..............................  $  350   $  312   $  221
                                                             ======   ======   ======
Increase in ceded liabilities for future policyholder
  benefits.................................................  $    8   $   10   $    7
                                                             ======   ======   ======
Amounts recoverable from reinsurer.........................  $6,432   $6,090   $5,935
                                                             ======   ======   ======
Amounts payable to reinsurer...............................  $5,114   $4,844   $4,553
                                                             ======   ======   ======
Other liabilities (deferred gain, net of amortization).....  $  170   $  224   $  244
                                                             ======   ======   ======

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options, interest rate swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses master netting agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness, which matches the terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures effectiveness to the equity exposure being hedged. For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 149: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative.

     For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment (losses) gains, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness.

     The Company had no fair value hedges for the years ended December 31, 2006 and 2005. For the years ended December 31, 2006 and 2005, there were no net investment (losses) gains related to the ineffectiveness portion of fair value hedges.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     The ineffectiveness portion of cash flow hedges was less than $1 million for the year ended December 31, 2006. There was no ineffectiveness for the year ended December 31, 2005 and 2004. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows.

     For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment (losses) gains. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The notional value of cash flow hedges was $242 million and $187 million at December 31, 2006 and 2005, respectively.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Other comprehensive income balance at the beginning of the
  year......................................................  $ 7    $ 8    $10
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges.....................   (7)    (1)    (2)
Losses (gains) reclassified to net income...................    4     --     --
                                                              ---    ---    ---
Other comprehensive income balance at the end of the year...  $ 4    $ 7    $ 8
                                                              ===    ===    ===

     When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment (losses) gains. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment (losses) gains. The Company had no cash flow hedges of forecasted transactions for the years ended December 31, 2006 and 2005.

     The estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2006 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING HEDGES

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment (losses) gains. The notional value of derivatives that do not qualify for hedge accounting treatment was $12,223 million and $8,550 million at December 31, 2006 and 2005, respectively. For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment (losses) in the accompanying Consolidated Statement of Income $(6) million, $(3) million and $(22) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment (losses) gains. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2006 and 2005, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2006 and 2005, $971 million and $746 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2006 and 2005, the Company recorded cash collateral received under these agreements of $1,011 million and $765 million, respectively, and established a corresponding liability for the same amount. The Company also holds collateral in the form of securities having a market value of $0 million and $9 million at December 31, 2006 and 2005, respectively, which is not included in the accompanying Consolidated Balance Sheet.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2006 and 2005, the Company had agreements to purchase and resell securities totaling $377 million and $286 million at an average coupon rate of 5.26% and 4.21%, respectively. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. At December 31, 2005, the Company had agreements to sell and repurchase securities totaling $154 million at an average coupon rate of 5.45%. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported on the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $661 million, $629 million and $616 million for the years ended December 31, 2006, 2005 and 2004, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2006, 2005 and 2004. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2006, 2005 and 2004, the total

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

cost for these services amounted to $40 million, $37 million and $31 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2006, 2005 and 2004 of $15 million, $13 million, and $11 million, respectively.

     At December 31, 2006 and 2005, the Company had a net liability of $239 million and $194 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2006 and 2005, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,240 million and $4,005 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.45%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2006 and 2005, the amount of outstanding reserves on these contracts included in future policy benefits was $183 million and $182 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $92 million, $86 million and $94 million, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2006 or December 31, 2005.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2006 and 2005, the credit facility was not used, no interest was paid and no outstanding balance was due. The interest expense was less than $1 million for 2004.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2006 and 2005 there was no outstanding balance due to Capital Corporation. Interest expense for 2006, 2005 and 2004 was $5 million, $2 million, and less than $1 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2006 and 2005, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $14 million, $17 million and $15 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2006 and 2005, the Company recorded liabilities of approximately $2,135 million and $1,968 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2006 and 2005, policyholders' account balances and separate account liabilities related to these policies aggregated $305 million and $274 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2006, 2005 and 2004, the Company incurred commission and fee expense to NYLINK agents of $6 million, $6 million and $7 million, respectively.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $78 million, $85 million and $98 million during 2006, 2005 and 2004, respectively.

     Total interest paid was $18 million, $19 million and $10 million during 2006, 2005 and 2004, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Non-cash investing transactions were $35 million, $13 million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2006 and 2005, statutory stockholder's equity was $2,324 million and $2,157 million, respectively. Statutory net income for the years ended December 31, 2006, 2005 and 2004 was $252 million, $231 million and $224 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. As of December 31, 2006, the Company declared and paid a $12 million dividend to its sole shareholder New York Life. No dividend was paid or declared in 2005 and 2004. As of December 31, 2006, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $889 million. The maximum amount of dividends that may be paid in 2007 without prior approval is $248 million.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 21, 2007

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.


(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.


(d)              Contracts.

(d)(1) Form of Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(d)(2) Alternate Cash Surrender Value Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-07617), filed 4/14/00 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's Pre-Effective Amendment No. 2 to the registration statement on Form S-6 (File No. 333-07617), filed 4/13/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6, (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/21/03 and incorporated herein by reference.

(g)(2) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8) (m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(11) Participation Agreement among New York Life Insurance and Annuity Corporation, Mainstay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 18(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(3) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(4) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(5) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(6) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(7) Administrative Services Agreement among New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 of the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(j)              Other Material Contracts.


(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - filed herewith.



(j)(2) Powers of Attorney for Frank M. Boccio, Director and Senior Vice President of NYLIAC - filed herewith.



(j)(3) Powers of Attorney for Michael G. Gallo, Director and Senior Vice President of NYLIAC - filed herewith.



(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - filed herewith.



(j)(5) Powers of Attorney for Phillip J. Hildebrand, Director and Vice Chairman of NYLIAC - filed herewith.



(j)(6) Powers of Attorney for Theodore A. Mathas, Vice Chairman and Chief Operating Officer of NYLIAC - filed herewith.



(j)(7) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - filed herewith.



(j)(8) Powers of Attorney for Mark W. Pfaff, Director and Senior Vice President of NYLIAC - filed herewith.



(j)(9) Powers of Attorney for Robert D. Rock, Director, Senior Vice President and Chief Investment Officer of NYLIAC - filed herewith.



(j)(10) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - filed herewith.



(j)(11) Powers of Attorney for Arthur H. Seter, Director of NYLIAC - filed herewith.



(j)(12) Powers of Attorney for Frederick J. Sievert, Chairman and President of NYLIAC - filed herewith.



(j)(13)          Powers of Attorney for Michael E. Sproule, Director of NYLIAC
                 - filed herewith.



(j)(14) Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President and Chief Financial Officer of NYLIAC - filed herewith.



(j)(15) Powers of Attorney for Seymour Sternberg, Director of NYLIAC - filed herewith.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.




                 Opinion and consent of Craig DeSanto, CVP and Actuary - Filed herewith.


(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/25/98 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.



Frederick J. Sievert      Chairman and President
Theodore A. Mathas        Vice Chairman and Chief Operating Officer
Phillip J. Hildebrand     Director and Vice Chairman
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Frank M. Boccio           Director and Senior Vice President
Michael G. Gallo          Director and Senior Vice President
Solomon Goldfinger        Director and Senior Vice President
John R. Meyer             Director and Senior Vice President in charge of Individual Annuity
Mark W. Pfaff             Director and Senior Vice President in charge of Agency Department
Robert D. Rock            Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Financial Officer
Arthur H. Seter           Director
Michael E. Sproule        Director
Seymour Sternberg         Director
Gary E. Wendlandt         Senior Executive Vice President
Jay S. Calhoun            Senior Vice President and Treasurer
Judith E. Campbell        Senior Vice President and Chief Information Officer
John A. Cullen            Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President and General Counsel
Melvin J. Feinberg        Senior Vice President
Robert J. Hebron          Senior Vice President
Barbara McInerney         Senior Vice President in charge of Corporate Compliance
Gary J, Miller            Senior Vice President
Anthony Malloy            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Frank J. Ollari           Senior Vice President
Paul Pasteris             Senior Vice President in charge of Retirement Income
Eric S. Rubin             Senior Vice President
Richard C. Schwartz       SVP and Senior Investment Manager for Derivative Transactions
Stephen N. Steinig        Senior Vice President and Chief Actuary (also designated Appointed Actuary)
Mark W.Talgo              Senior Vice President
Sara Badler               First Vice President and Deputy General Counsel
Patricia Barbari          First Vice President
Joseph Bennett            First Vice President
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President and Controller
Gary W. Scofield          First Vice President and Deputy Chief Actuary
John M. Swenson           First Vice President
Thomas J. Troeller        First Vice President and Actuary
Stephen A. Bloom          Vice President and Chief Underwriter
David Boyle               Vice President
William J. Burns          Vice President
Karen E. Dann             Vice President
Kathleen A. Donnelly      Vice President
William Forman            Vice President
Robert J. Hynes           Vice President
Minas C. Joannides        Vice President and Medical Director
Mario Lazzaro             Vice President
Edward P. Linder          Vice President
Brian C. Loutrel          Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Jacqueline A. O'Leary     Vice President
Nicholas Pasyanos         Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer           Vice President and Associate General Counsel
Andrew N. Reiss           Vice President - National Sales Manager
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
Georgene Sfraga Panza     Vice President
James R. Vavra            Vice President
Robin Wagner              Vice President
Elaine Williams           Vice President
Richard J. Witterschein   Vice President and Assistant Treasurer
Robert Ziegler            Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Tribeca Holdings II LLC                                           Delaware

     Bluewater Holdings II LLC                                         Delaware

     Gramercy Holdings II LLC                                          Delaware

     Pacific Square Investments LLC                                    Delaware

NYLIFE LLC                                                             Delaware
     Eagle Strategies Corp.                                            Arizona

--------


          (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.


         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     NYLUK I Company                                                   United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
         NYLIM Mezzanine Partners II GenPar GP, LLC                    Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
         NYLIM European Equity Market Neutral Fund GP, LLC             Delaware
         NYLIM Asian Equity Market Neutral Fund GP, LLC                Delaware
         NYLIM U.S. Large-Cap Core 130/30 Fund GP, LLC                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        Siam Commercial New York Life Insurance Public Company         Thailand                47.33%
        Limited (4)
        NYL Data Center Limited                                        Thailand                99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
        Centro de Capacitacion Monterrey, A.C.                         Mexico                 99.791%
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC                                                     Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-O31 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware

ITEM 29.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.



Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:



8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES



(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.



(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.



Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.



The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.



The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.



The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.



In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.



(c) DETERMINATION OF INDEMNIFICATION



     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.



     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.


     The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   --------------------------------------
Brian A. Murdock                           Chairman and Chief Executive Officer
Stephen P. Fisher                          Manager, President and Chief Operating Officer
Christopher O. Blunt                       Manager and Executive Vice President, Life and Annuity Distribution
Robert E. Brady                            Manager and Managing Director, Operations
John A. Cullen                             Manager
Barry A. Schub                             Manager
Scott L. Berlin                            Executive Vice President, Non-COLI Variable Life Distribution
Robert J. Hebron                           Executive Vice President, COLI Distribution
John R. Meyer                              Executive Vice President, Variable Annuity and Agency Mutual Funds
                                           Distribution
Thomas A. Clough                           Senior Managing Director, Retirement Services
Barbara McInerney                          Senior Managing Director, Compliance
Alison H. Micucci                          Senior Managing Director, Compliance
Michael D. Coffey                          Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Philip L. Gazzo                            Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Mark A. Gomez                              Managing Director and Chief Compliance Officer
Joseph J. Henehan                          Managing Director, Retirement Services
Julia D. Holland                           Managing Director, SMA Distribution
Edward P. Linder                           Managing Director, Variable Annuity and Agency Mutual Funds
                                           Distribution
Marguerite E. H. Morrison                  Managing Director and Secretary
Gary M O'Neill                             Managing Director, Agency Distribution
Christopher V. Parisi                      Managing Director, Outside Broker-Dealer Distribution
Jennifer D. Tarsney                        Director, National Accounts
Marianna Wekow                             Director, National Accounts
Albert W. Leier                            Vice President - Financial Operations and Treasurer
David F. Boyle                             Vice President, COLI Wholesaling
Philip E. Caminiti                         Vice President, Mutual Funds Sales Desk - Outside Broker-Dealer
                                           Distribution
Karen E. Dann                              Vice President, Variable Annuity Key Accounts - Bank Distribution
John J. Ogara                              Vice President, Variable Life Wholesaling - Agency Distribution
Mark L. Gudelski                           Vice President, National Accounts
Linda M. Howard                            Vice President, Compliance
Robert F. Meredith                         Vice President, Variable Annuity and Mutual Funds Wholesaling - Agency
                                           Distribution
Stanley W. Metheney                        Vice President, Compliance
Andrew N. Reiss                            Vice President, Variable Annuity Wholesaling - Bank Distribution
John Vaccaro                               Vice President, Compliance
James R. Vavra                             Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                         Vice President, Tax

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 33.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal life Separate Account-I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned,there unto duly authorized, in the City and State of New York on this 16th day of April, 2007.


                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     John R. Meyer*                 Director

     Mark W. Pfaff*                 Director

     Robert D. Rock*                Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Frederick J. Sievert*          Director and President (Principal Executive
                                    Officer)

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director

     Seymour Sternberg*             Director




By:      /s/ Robert J. Hebron
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      April 16, 2007




* Pursuant to Powers of Attorney filed herewith.

                                 EXHIBIT INDEX



EXHIBIT NUMBER   DESCRIPTION
--------------   -----------
(j)(1)           Powers of Attorney, Scott L. Berlin

(j)(2)           Powers of Attorney, Frank M. Boccio

(j)(3)           Powers of Attorney, Michael G. Gallo

(j)(4)           Powers of Attorney, Solomon Goldfinger

(j)(5)           Powers of Attorney, Phillip J. Hildebrand

(j)(6)           Powers of Attorney, Theodore A. Mathas

(j)(7)           Powers of Attorney, John R. Meyer

(j)(8)           Powers of Attorney, Mark W. Pfaff

(j)(9)           Powers of Attorney, Robert D. Rock

(j)(10)          Powers of Attorney, Angelo J. Scialabba

(j)(11)          Powers of Attorney, Arthur H. Seter

(j)(12)          Powers of Attorney, Frederick J. Sievert

(j)(13)          Powers of Attorney, Michael E. Sproule

(j)(14)          Powers of Attorney, Joel M. Steinberg

(j)(15)          Powers of Attorney, Seymour Sternberg

(k)              Opinion and Consent of Thomas F. English, Esq.

(l)              Opinion and Consent of Craig DeSanto, CVP and Actuary.

(n)(1)           Consent of PricewaterhouseCoopers LLP

